                                                              File No. 333-40724
                                                                       811-4320


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6


                REGISTRATION UNDER THE SECURITIES ACT OF 1933 [X]
                      Pre-Effective Amendment Number _____


                     Post Effective Amendment Number __11__ [X]


                                     And/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. _5_ [X]

                        Ohio National Variable Account R
                           (Exact Name of Registrant)

                    Ohio National Life Assurance Corporation
                               (Name of Depositor)

                                One Financial Way
                             Montgomery, Ohio 45242
              (Address of Depositor's Principal Executive Offices)

                                 1-800-366-6654
               (Depositor's Telephone Number, including Area Code)

                                Marcus L. Collins
                       Second Vice President and Counsel
                    The Ohio National Life Insurance Company
                                One Financial Way
                             Montgomery, Ohio 45242

                                    Copy to:
                               John Blouch, Esq.
                              Dykema Gossett PLLC
                              1300 I Street, N.W.
                                 Suite 300 West
                             Washington, D.C. 20005


Title of Securities Being Registered: Individual Variable Universal Life Insurance Policies.

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.


This Post-Effective Amendment amends the Registration Statement with respect to the Prospectus, Statement of Additional Information, the Financial Statements and Part C.

It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a) of Rule 485


[ ] on (date) pursuant to paragraph (a) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   PROSPECTUS

                            VARI-VEST ASSET BUILDER
          INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
                        OHIO NATIONAL VARIABLE ACCOUNT R

                               One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654

This prospectus describes an individual, flexible premium variable life insurance policy (called the "policy", or the "contract") offered through Ohio National Variable Account R ("VAR"), a separate account of ours. We are Ohio National Life Assurance Corporation ("ONLAC"), a subsidiary of The Ohio National Life Insurance Company ("Ohio National Life").

This policy provides life insurance protection. Although you may allocate your net premium payments to registered investment companies (called a "Fund" or the "Funds"), your premium payments are not an investment in a retail mutual fund. Each Fund may have several portfolios ("portfolios") that use different investment strategies or invest in different securities. VAR is the registered shareholder of the Funds' shares. VAR purchases portfolio shares in accordance with your premium allocation choices and maintains the shares in subaccounts ("subaccounts") of VAR. We may use the term "portfolios" or "subaccounts" interchangeably to refer to the underlying investment choices.

This policy (i) is not a deposit or obligation of a bank, (ii) is not guaranteed by a bank, (iii) is not insured by the FDIC or any other government agency, and
(iv) may go down in value.


To learn more about ONLAC this policy and Ohio National Life, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2006. We have incorporated the SAI into this prospectus by reference. You can request a free copy by contacting us, contacting your agent or representative or by logging onto the Securities and Exchange Commission's website at http://www.sec.gov.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU SHOULD RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. FOR INFORMATION RELATED TO THE PORTFOLIOS TO WHICH YOU MAY ALLOCATE PREMIUM PAYMENTS, PLEASE REFER TO THE CURRENT FUND PROSPECTUSES WHICH SHOULD ACCOMPANY THIS PROSPECTUS.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. THE COMPANY DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE VARIABLE ASPECTS OF THE POLICY DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS, THE FUND PROSPECTUSES OR THE STATEMENTS OF ADDITIONAL INFORMATION OF THE FUNDS.


Although this is a life insurance policy, your variable universal life insurance policy is different from a whole-life or term-life insurance policy. You may allocate your net premium payments among up to 18 of the investment options we offer, including the General Account. However, you will not own the shares of the portfolio. Ohio National Variable Account R is the registered owner of the portfolio shares. The portfolios are registered mutual funds that sell their shares only to registered separate accounts that support variable life insurance policies and variable annuity contracts. Within VAR, we have established subaccounts that invest in the shares of the portfolios based on policyholders' premium allocation. We have listed the available portfolios below, along with their respective investment advisers or investment subadvisers. The accompanying Fund prospectuses contains important information that describes the portfolios in more detail. If you did not receive the Fund prospectuses, please contact us or your agent. Your policy's accumulation value will reflect the investment performance of the portfolios you select and is not guaranteed.



                                  MAY 1, 2006


FORM 5514

                               TABLE OF CONTENTS


SUMMARY OF BENEFITS AND RISKS............     3
Policy Benefits..........................     3
  Death Benefit..........................     3
  Death Benefit Guarantee................     3
  Loans..................................     3
  Preferred Loans........................     3
  Surrender Privileges...................     3
  Free Look/Right to Return the Policy...     3
  Variable Investment Choices............     3
  General Account........................     4
  Flexibility/Allocation of Premiums.....     4
  Transfers..............................     4
  Tax Benefits...........................     4
Policy Risks.............................     4
  Liquidity Risk.........................     4
  Investment Performance.................     4
  Termination or Lapse...................     4
  Impact of Loans........................     4
  Adverse Tax Consequences...............     5
  Termination of the Death Benefit
     Guarantee...........................     5
Portfolio Risks..........................     5
FEE TABLES...............................     6
Transaction Fees.........................     6
Periodic Charges Other Than Portfolio
  Operating Expenses.....................     7
Annual Portfolio Operating Expenses......     9
GENERAL DESCRIPTION OF OHIO NATIONAL
  LIFE...................................    10
Ohio National Life Assurance
  Corporation............................    10
Ohio National Life Insurance Company.....    10
Ohio National Variable Account R.........    10
THE PORTFOLIOS...........................    11
THE GENERAL ACCOUNT......................    14
General Description......................    14
Accumulation Value.......................    15
Voting Rights............................    15
CHARGES..................................    16
Premium Expense Charge...................    16
  Distribution Charge....................    16
  State Premium Tax......................    16
Monthly Deduction........................    16
Risk Charge..............................    17
Surrender Fees...........................    17
Transfer and Administrative Fees.........    18
Illustration Charge and Charge for Annual
  Report of Account Status...............    18
Loan Interest............................    18
Reinstatement Fee........................    18
Other Charges............................    18
GENERAL DESCRIPTION OF THE POLICY........    18
Ownership Rights.........................    18
Allocation of Premiums...................    19
Transfers................................    19
Electronic Access........................    20
Excessive Trading and Market Timing......    20
Conversion...............................    21
Modifying the Policy.....................    22
Free Look Period.........................    22
Free Look for Increases in Face Amount...    22
State Variations.........................    23
Withholding Payment after Premium
  Payment................................    23
Other Policies...........................    23
PREMIUMS.................................    23
Purchasing a Policy......................    23
Lapse....................................    24
Reinstatement............................    24
Replacing Existing Insurance.............    24
Applying For A Policy....................    24
When Insurance Coverage Takes Effect.....    25
Accumulation Unit Values.................    25
Determination of Variable Accumulation
  Values.................................    25
Net Investment Factor....................    26
DEATH BENEFITS AND POLICY VALUES.........    26
Settlement Options.......................    26
Plan A -- Level Benefit..................    27
  Illustration of Plan A.................    27
Plan B -- Variable Benefit...............    28
  Illustration of Plan B.................    28
Change in Death Benefit Plan.............    28
Death Benefit Guarantee..................    29
Changes in Stated Amount.................    29
  Increases..............................    29
  Decreases..............................    29
SURRENDERS AND PARTIAL SURRENDERS........    30
Loans....................................    31
Preferred Loans..........................    32
Postponement of Payments.................    32
LAPSE AND REINSTATEMENT..................    32
Reinstatement............................    33
TAXES....................................    33
Policy Proceeds..........................    33
Avoiding Modified Endowment Contracts....    34
Correction of Modified Endowment
  Contracts..............................    34
Right to Charge for Company Taxes........    34
LEGAL PROCEEDINGS........................    34
FINANCIAL STATEMENTS.....................    35
GLOSSARY.................................    36


FORM 5514

                         SUMMARY OF BENEFITS AND RISKS

This summary describes the Policy's important benefits and risks. Following the summary, the prospectus discusses the benefits and risks in more detail.

POLICY BENEFITS

Death Benefit -- You may select one of two death benefit plans -- the level plan (Plan A) or the variable plan (Plan B). With certain limitations, you may also change death benefit plans during the life of the policy. The death benefit under the level plan is the stated amount. The death benefit under the variable plan is the stated amount plus the accumulation value on the date of death.


Death Benefit Guarantee -- The policy includes a death benefit guarantee. Under this provision, we guarantee that the death benefit during the death benefit guarantee period will not be less than the stated amount, provided you pay the minimum premium for each month that the death benefit guarantee is active. Accordingly, adverse portfolio investment performance will not cause the policy to lapse as long as the death benefit guarantee is in effect.



Loans -- After the first policy year, you may borrow against the loan value of your policy. The loan value is 90% of your cash surrender value, minus the cost of insurance for the rest of the current policy year. Loan interest is payable in advance at a rate of 5.0%. This amount is equal to an annual rate of 5.26% if the interest was paid at the end of the year. Any outstanding policy indebtedness will be deducted from proceeds payable at the insured's death or upon maturity or surrender of the policy.


We will withdraw loan amounts and any unpaid interest thereon pro rata from the variable subaccounts and the General Account. Accumulation value in each subaccount equal to the policy indebtedness so withdrawn will be transferred to the loan collateral account. If loan interest is not paid when due, it becomes loan principal. Accumulation value held in the loan collateral account earns interest daily at an annual rate guaranteed to be at least 4%.


Preferred Loans -- Preferred loans are available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value, minus enough to cover the monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount no greater than 10% of the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.



Surrender Privileges -- At any time you may surrender your policy in full and receive the Cash Surrender Value. Your policy also gives you a partial surrender right. At any time after the first policy anniversary from the issue date, you may withdraw part of your cash surrender value. Such withdrawals will reduce your policy's death benefit and may be subject to a surrender charge.


Free Look/Right to Return the Policy -- Following the initial purchase of your policy or following any subsequent increase in the stated amount of your policy, you are entitled to a free look period. During the free look period, you may cancel the policy or increase, as applicable, and we will refund all the money you have paid or the policy's current value, depending on your state's laws. The free look period expires 20 days from your receipt of the policy or increase, although the free look period may be longer in some states.


Variable Investment Choices -- Your policy permits you to allocate net premiums to up to 18 of the investment options we offer, which include the General Account and the variable portfolios listed in this prospectus. The portfolios are mutual funds registered under the Investment Company Act of 1940. Although you allocate your premiums to the portfolios, you do not own the shares of the portfolios. Portfolio shares are sold only to


FORM 5514
insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to tax-qualified retirement plans.

For additional information concerning the Funds, including their investment objectives and associated charges and expenses, see the Fund prospectuses, which should accompany this prospectus. Read them carefully before investing. The Fund prospectuses may contain information about other funds that are not available as investment options for your policy. You cannot be sure that any Fund will achieve its stated objectives and policies.

General Account -- You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of VAR. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account.


Flexibility/Allocation of Premiums -- You may allocate your net premiums among up to 18 investment options, including the variable subaccounts and the General Account, in any combination of whole percentages. You indicate your initial allocation in the policy application. Thereafter, you may transfer accumulation values and reallocate future premiums.


Transfers -- We allow transfers of accumulation values among the subaccounts of VAR and to the General Account at any time. Transfers from the General Account to the subaccounts of VAR are subject to certain restrictions and allocation of substantial sums to the General Account reduces the flexibility of the policy.

Tax Benefits -- All death benefits paid under the policy will generally be excludable from the beneficiary's gross income for federal income tax purposes. Under current federal tax law, as long as the policy qualifies as a "life insurance policy", any increases in accumulation value attributable to favorable investment performance should accumulate on a tax deferred basis in the same manner as with traditional whole life insurance.

POLICY RISKS

Liquidity Risk -- Access to the value in your policy through loans, withdrawals or surrenders is subject to certain restrictions. Due to the deduction of policy fees and expenses, and due to the charge imposed on surrenders, not all of your policy value is immediately available. In addition, amounts allocated to the General Account are subject to restrictions on the amount that may be transferred to the subaccounts.

BECAUSE OF THE LIMITED LIQUIDITY AND THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGE IN THE EARLY YEARS OF YOUR POLICY (AND FOLLOWING ANY INCREASE IN STATED AMOUNT), THE POLICY IS NOT A SUITABLE SHORT-TERM INVESTMENT.

Investment Performance -- If you allocate your net premium to the subaccounts that invest in the portfolios, you will be subject to the risk that the investment performance will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the accumulation value will decrease. You are also subject to the risk that the portfolio you select will have less favorable performance than other portfolios. You may have to pay additional premiums to keep the policy in force. It is possible to lose money by purchasing this policy.


Termination or Lapse -- If the cash surrender value in your policy is not enough to pay the monthly charges associated with your policy and the death benefit guarantee is not active, your policy will enter a 61 day grace period. We will notify you during the grace period that your policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient premium payment. The premium payment necessary to keep a policy from lapsing at the end of the grace period may be substantially more than your planned premium. A lapsed policy may be reinstated, subject to certain restrictions.


Impact of Loans -- A policy loan, whether or not repaid, will affect the accumulation value over time because we subtract the amount of the policy loan from the subaccounts and/or the General Account as collateral, and this

FORM 5514
loan collateral does not participate in the investment performance of the subaccounts or receive any higher interest rate credited to the General Account. The amount of any policy loan will also count against the cumulative total premium payments you have made, which could cause the death benefit guarantee to lapse.

We reduce the amount we pay to the beneficiary upon the insured's death by any outstanding policy debt. Your policy may lapse (terminate without value) if policy debt plus any unearned loan interest reduces your net surrender value to zero.

If you surrender the policy or allow it to lapse while a policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Adverse Tax Consequences -- Under certain circumstances (usually if your premium payments in the first seven policy years or less exceed specified limits established by the Internal Revenue Service), your policy may become a "modified endowment contract" (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 591/2 may be subject to a 10% penalty tax. In addition, currently favorable tax laws may change.

Regarding preferred loans, it is possible that the Internal Revenue Service could deem preferred loans as distributions from the policy, thereby subjecting the loan amount to possible tax and penalties.

Termination of the Death Benefit Guarantee -- Your policy makes available a death benefit guarantee period during which the policy will not lapse despite negative investment performance, provided you pay the minimum premium. Even if you have a death benefit guarantee, you must monitor the investment performance of the policy as you near the end of your death benefit guarantee period. It is possible for your policy to technically be in lapse, but be maintained by the death benefit guarantee. If this is the case, at the end of the death benefit guarantee period, your policy will lapse, subject to the 61 day grace period, during which time it will be necessary to make additional premium payments to maintain the policy. See the additional risks listed above for the impact of a lapsed policy.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in the respective portfolio's prospectus. Please refer to each portfolio's prospectus and read it carefully for more information before investing. Copies of each portfolio's prospectus can be obtained by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on the EDGAR System found at www.sec.gov. There is no assurance that any of the portfolios will achieve its stated investment objective.

FORM 5514

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy or transfer the cash value between investment options.

TRANSACTION FEES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Premium Expense Charge                 Deducted from Premiums upon receipt.   2.9% of premiums for the first 20
                                                                              policy years. In policy years 21 and
                                                                              later, this charge is reduced to
                                                                              2.0%.
-------------------------------------------------------------------------------------------------------------------
Premium Taxes                          Deducted from Premiums upon receipt.   Variable depending on state of policy
                                                                              issue. Between 0% and 6%.
-------------------------------------------------------------------------------------------------------------------
Surrender Fees                         Deducted from the Accumulation Value   Maximum Surrender Charge
                                       during the first 15 policy years, in
                                       the event of a full surrender,         $58.40 per $1000 of stated amount.(1)
                                       partial surrender, lapse and
                                       decreases in stated amount. The        Minimum Surrender Charge
                                       charge also applies for 15 years
                                       following an increase in the stated    $13.94 per $1000 of stated amount.(2)
                                       amount, but only for the amount of
                                       the increase.
Surrender Charge for a 45 year old     Upon the surrender of the policy in    $3,200.00
male, non-tobacco user, in the         the first year.
standard risk class, with death
benefit option A and $100,000 stated
amount.(3)
-------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Deducted from the Accumulation Value   Maximum charge per transfer is
                                       in proportion to allocations to the    $15.00(4)
                                       portfolios and the General Account
                                       upon the transfer of values from one
                                       portfolio to another or to the
                                       General Account or from the General
                                       Account to a variable portfolio.
-------------------------------------------------------------------------------------------------------------------
Illustration Charge                    Deducted from the Accumulation Value   Maximum charge is $100(5).
                                       in proportion to allocations to the
                                       portfolios and the General Account
                                       upon your request for a Policy
                                       illustration after issue.
-------------------------------------------------------------------------------------------------------------------
Annual report of policyholder's        Deducted from the Accumulation Value   Maximum charge is $100.
account                                in proportion to allocations to the
                                       portfolios and the General Account
                                       upon your special request for an
                                       annual report of your account.
-------------------------------------------------------------------------------------------------------------------
Loan Interest                          Charged annually on any amounts        Annual rate of 5.0% of loan account
                                       allocated to the loan collateral       balance for regular loans and annual
                                       account. Deducted from the             rate of 3.846% for preferred loans.
                                       Accumulation Value in proportion to
                                       allocations to the portfolios and the
                                       General Account.
-------------------------------------------------------------------------------------------------------------------
Reinstatement Fee                      Deducted from the Accumulation Value   Monthly cost of insurance from grace
                                       in proportion to allocations to the    period plus 2 months policy charge.
                                       portfolios and the General Account
                                       upon reinstatement of policy within 5
                                       years
-------------------------------------------------------------------------------------------------------------------
Administrative Fee                     Deducted from the Accumulation Value   The lesser of $25 or 2% of the amount
                                       in proportion to allocations to the    surrendered.
                                       portfolios and the General Account
                                       upon partial surrender


FORM 5514

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
-------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDERS:
Lifetime Advantage Rider -- Allows     Deducted from the Accumulation Value   Reduction of remaining death benefit
  for up to one half of the death      in proportion to allocations to the    by up to 10% of the amount taken
  benefit (up to $250,000) to be paid  portfolios and the General Account     under the rider.
  in advance of the death of the       upon submission of a claim.(6)
  insured in the event of terminal
  illness
-------------------------------------------------------------------------------------------------------------------
Exchange of Life Insured -- Allows     Charges at the time of the exchange.   Charge is $75.00 per exchange.
  the insured life to be changed       Deducted from the Accumulation Value
                                       in proportion to allocations to the
                                       portfolios and the General
                                       Account.(6)
-------------------------------------------------------------------------------------------------------------------

(1) The maximum surrender charge is for a 56 year old male, smoker surrendering during the first year of the Policy.

(2) The minimum surrender charge is for a female, age 0 surrendering during the first year of the Policy.

(3) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Surrender charges specific to your Policy can be obtained by calling us at 1-800-366-6654 or found in your Policy.

(4) Currently $3.00 per transfer, with the first 4 transfers during any given policy year free.

(5) Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase in death benefits, addition of new riders and cases in lapse pending.

(6) Charge only applies if you have elected to add the specified rider to your Policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Cost of Insurance*                     Deducted monthly from the              Minimum $.05 per $1000 of stated
                                       Accumulation Value in proportion to    amount(1)
                                       allocations to the portfolios and the  Maximum $83.33 per $1000 of stated
                                       General Account.                       amount(2)

Charge for a 45 year old male, non-                                           $.22 per $1000 of stated amount
tobacco user, in the Standard risk
class with death benefit option A and
a $100,000 stated amount.(3)
-------------------------------------------------------------------------------------------------------------------
Maintenance Fee                        Deducted monthly from the              $7.00 per month.
                                       Accumulation Value in proportion to
                                       allocations to the Portfolios and the
                                       General Account.
-------------------------------------------------------------------------------------------------------------------
Risk Charge                            Deducted daily from the assets in the  A charge equal to an annual rate of
                                       portfolios in proportion to            0.75% of the Accumulation Value in
                                       allocations to the portfolios.         the portfolio but not in the General
                                                                              Account. This amount may be reduced
                                                                              to 0.30% or 0.20% based on your
                                                                              policy's Accumulation Value.
-------------------------------------------------------------------------------------------------------------------
Death Benefit Guarantee Option         Deducted monthly from the              $0.01 per $1000 of stated amount for
                                       Accumulation Value in proportion to    the 10-year-or-to-age-70 guarantee
                                       allocations to the portfolios and the  $0.03 per $1000 of stated amount of
                                       General Account.                       the guarantee to maturity.


FORM 5514

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
-------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDERS:
Term Rider -- Provides additional      Deducted monthly from the              Maximum charge is $83.33 per $1,000
  death benefit on the life of the     Accumulation Value in proportion to    of stated amount.(4)
  policyholder                         the allocations to the portfolios and
                                       the General Account.**
                                                                              Minimum charge is $0.06 per $1,000 of
                                                                              stated amount.(5)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker class                                                    is $0.24 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Additional Insured Term -- Provides    Deducted monthly from the              Maximum Charge is $83.33 per $1,000
  additional death benefit on the      Accumulation Value in proportion to    of stated amount.(6)
  life of another person               the allocations to the portfolios and
                                       the General Account.**
and                                                                           Minimum charge is $0.05 per $1,000 of
                                                                              stated amount.(7)
Spouse Term Rider -- Provides
  additional death benefit on the
  life of the insured's spouse
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-tobacco user in the                                             is $0.24 per $1,000 of stated amount.
  standard class
-------------------------------------------------------------------------------------------------------------------
Family Term Life                       Deducted monthly from the              Charge is $0.44 per $1,000 of
  Insurance -- Provides term           Accumulation Value in proportion to    coverage, regardless of number of
  insurance coverage on all current    the allocations to the portfolios and  children.
  and future children                  the General Account.**
-------------------------------------------------------------------------------------------------------------------
Continuation of Coverage Rider --      Deducted monthly from the              Maximum charge is $0.17 per $1,000 of
  Provides for payment of full death   Accumulation Value in proportion to    stated amount.(8)
  benefit past maturity date           the allocations to the portfolios and
                                       the General Account.**
                                                                              Minimum charge is $0.00 per $1,000 of
                                                                              stated amount.(9)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker                                                          is $.0003 per $1,000 of stated
                                                                              amount.
-------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit -- Provides   Deducted monthly from the              Maximum charge is $0.29 per $1,000 of
  additional death benefit if          Accumulation Value in proportion to    stated amount.(10)
  insured's sole cause of death is     the allocations to the portfolios and
  accident                             the General Account.**
                                                                              Minimum charge is $0.05 per $1,000 of
                                                                              stated amount.(11)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker class                                                    is $.077 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------
Guaranteed Purchase Option --          Deducted monthly from the              Maximum Charge is $0.19 per $1,000 of
  Provides the right to purchase       Accumulation Value in proportion to    stated amount.(12)
  chosen amount of insurance coverage  the allocations to the portfolios and
  at certain dates without evidence    the General Account.**                 Minimum charge is $0.00 per $1,000 of
  of insurability                                                             stated amount.(13)
The representative purchaser is a 25                                          Charge for a Representative purchaser
  year old                                                                    is $0.10 per $1,000 of stated amount.
-------------------------------------------------------------------------------------------------------------------

FORM 5514

               CHARGE                         WHEN CHARGE IS DEDUCTED                    AMOUNT DEDUCTED
               ------                         -----------------------                    ---------------
Waiver of Stipulated Premium for       Deducted monthly from the              Maximum Charge is $0.18 per $1.00 of
  Total Disability -- Credits a        Accumulation Value in proportion to    stipulated premium.(14)
  stipulated premium to the policy if  the allocations to the portfolios and
  insured is totally disabled          the General Account.**
                                                                              Minimum charge is $0.01 per $1.00 of
                                                                              stipulated premium.(15)
Representative purchaser is a male,                                           Charge for a Representative purchaser
  age 45, non-smoker                                                          is $0.03 per $1.00 of stipulated
                                                                              premium.
-------------------------------------------------------------------------------------------------------------------

  * The cost of insurance varies based on individual characteristics. The cost of insurance charge shown in the table may not be representative of the charge that a particular policyholder will pay. Please contact your representative for a quote of what your charge would be. If you are not sure who your representative is, contact us at 1-800-366-6654 to find out your representative of record. Maximums will not exceed charges posted in the 1980 Commissioner's Standard Ordinary Mortality table. The tables are adopted by the various Departments of Insurance to determine amounts necessary to calculate Cash Values and Policy reserves.

 ** Charge only applies if you have elected to add the specified rider to your Policy.

 (1) The minimum cost of insurance charge is for a female, age 0.

 (2) The maximum cost of insurance charge is for a male, smoker, age 99.

 (3) These characteristics describe a representative insured. Please note that the charges will vary based upon your age, gender and risk class. Please contact your representative for a quote of what your charges would be.

 (4) Maximum charge is for a male, age 80, attained age 99, smoker class.

 (5) Minimum charge is for a female, age 18, preferred non-smoker class.

 (6) Maximum charge is for a male, age 99, smoker class.

 (7) Minimum charge is for a female, age 0, standard class.

 (8) Maximum charge is for a female, age 80, preferred non-smoker.

 (9) Minimum charge is for a male, age 18, smoker class.

(10) Maximum charge is for a male, age 69, Table D rated class.

(11) Minimum charge is for a female, age 0.

(12) Maximum charge is for a 39 year old insured.

(13) Minimum charge is for a 0 year old insured.

(14) Maximum charge is for a male, age 59, smoker, Table D rated.

(15) Minimum charge is for a female, age 18, non-smoker.

The following table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the contract. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


                                            MINIMUM   MAXIMUM*
                                            -------   --------
(Expenses deducted from portfolio assets,    0.37%     7.39%
including management fees, 12b-1 fees and
other portfolio operating expenses.)
--------------------------------------------------------------



* The maximum expenses disclosed reflect expenses for a portfolio that began operations in November, 2005. Total expenses for that portfolio for 2006 are expected to be approximately 1.50%. For the year ended December 31, 2005, the next highest total expenses for a portfolio were 3.57%.


FORM 5514

                   GENERAL DESCRIPTION OF OHIO NATIONAL LIFE

OHIO NATIONAL LIFE ASSURANCE CORPORATION

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain insurance policies that do not share in our investment performance. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico. Our address is One Financial Way, Cincinnati, Ohio 45242. We are obligated to pay amounts promised to the policyholder's of our policies. Amounts in the separate accounts, however, are subject to market risk.

THE OHIO NATIONAL LIFE INSURANCE COMPANY ("OHIO NATIONAL LIFE")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National Life is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc., a holding company. It writes life insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $20.5 billion and equity in excess of $1.2 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.


Ohio National Life and/or its affiliates may pay retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers' registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners' purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National Life has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners' purchase payments.

From time to time, Ohio National Life and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

OHIO NATIONAL VARIABLE ACCOUNT R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in this prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests

FORM 5514
in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

                                 THE PORTFOLIOS

The operations of each portfolio, its investment adviser and its investment objectives and policies are described in the fund prospectus which should accompany this product prospectus. Net premiums under the policy may be allocated to the subaccounts of VAR which invest exclusively in portfolio shares. Accordingly, the accumulation values you allocate to the subaccounts will vary with the investment performance of the portfolios.

The value of each Fund's investments fluctuates daily and is subject to the risk of changing economic conditions as well as the risk inherent in the ability of management to anticipate changes necessary in those investments to meet changes in economic conditions. For additional information concerning each Fund, including their investment objectives, performance and charges, see the fund prospectuses. Copies of the fund prospectuses can be obtained from your agent or representative or by containing us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are available on their EDGAR System found at www.sec.gov. Read the prospectuses carefully before investing.

Listed below are all of the portfolios available in your policy, its adviser and subadviser (if applicable) and investment objective:


   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
OHIO NATIONAL FUND
Equity Portfolio                  (Legg Mason Capital               Long Term Growth Of Capital
                                  Management, Inc.)*
Money Market Portfolio            Ohio National Investments,        Maximum Current Income
                                  Inc.                              Consistent with Preservation
                                                                    of Principal and Liquidity
Bond Portfolio                    Ohio National Investments,        High Level Of Income And
                                  Inc.                              Opportunity for Capital
                                                                    Appreciation Consistent With
                                                                    Preservation Of Capital
Omni Portfolio                    Ohio National Investments,        Long Term Total Return
                                  Inc.                              Consistent With Preservation
                                                                    Of Capital
International Portfolio           (Federated Global Investment      Total Return
                                  Management Corp.)*
International Small Company       (Federated Global Investment      Long Term Growth Of Capital
Portfolio                         Management Corp.)*
Capital Appreciation Portfolio    (Jennison Associates, LLC)*       Long-Term Growth Of Capital
Millennium (Formerly              (Neuberger Berman Management      Maximum Capital Growth
Discovery) Portfolio              Inc.)*
Aggressive Growth Portfolio       (Janus Capital Management         Long-Term Capital Growth
                                  LLC)*
Small Cap Growth Portfolio        (Janus Capital Management         Long-Term Capital Appreciation
                                  LLC)*
Mid Cap Opportunity Portfolio     (RS Investment Management,        Long-Term Total Return
                                  L.P.)*
Capital Growth Portfolio          (Eagle Asset Management,          Capital Appreciation
                                  Inc.)*
S&P 500 Index Portfolio           Ohio National Investments,        Total Return Approximating The
                                  Inc.                              Standard & Poor's 500 Index
High Income Bond Portfolio        (Federated Investment             High Current Income
                                  Management Company)*
Blue Chip Portfolio               (Federated Equity Management      Growth Of Capital And Income
                                  Company of Pennsylvania)*
Nasdaq 100 Index Portfolio        Ohio National Investments,        Long Term Growth Of Capital
                                  Inc.


FORM 5514

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
Bristol Portfolio                 (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)*
Bryton Growth Portfolio           (Suffolk Capital Management,      Long-Term Growth Of Capital
                                  LLC)*
Balanced Portfolio                (ICON Advisers, Inc.)*            Capital Appreciation and
                                                                    Income
U.S. Equity Portfolio             (ICON Advisers, Inc.)*            Capital Appreciation
Covered Call Portfolio            (ICON Advisers, Inc.)*            Modest Capital Appreciation
                                                                    and to Maximize Realized Gains
                                                                    From Writing Covered Call
                                                                    Options
Target VIP Portfolio              (First Trust Advisors L.P.)*      Above Average Total Return
Target Equity/Income Portfolio    (First Trust Advisors L.P.)*      Above Average Total Return
CALVERT VARIABLE SERIES, INC.
Social Equity Portfolio           (Atlanta Capital Management       Growth of Capital
                                  Company, LLC)**
DREYFUS VARIABLE INVESTMENT
  FUND (SERVICE SHARES)
Appreciation Portfolio            (Fayez Sarofim & Co.)***          Long Term Capital Growth
                                                                    consistent with capital
                                                                    preservation
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND/SERVICE CLASS
  2
VIP Contrafund Portfolio          Fidelity Management & Research    Long Term Capital Appreciation
                                  Company
VIP Mid Cap Portfolio             Fidelity Management & Research    Long Term Growth Of Capital
                                  Company
VIP Growth Portfolio              Fidelity Management & Research    Capital Appreciation
                                  Company
VIP Equity-Income Portfolio       Fidelity Management & Research    Reasonable Income
                                  Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  (CLASS 2 SHARES)
Franklin Income Securities        Franklin Advisers, Inc.           Maximize Income While
Fund                                                                Maintaining Prospects for
                                                                    Capital Appreciation
Franklin Flex Cap Growth          Franklin Advisers, Inc.           Capital Appreciation
Securities Fund
Templeton Foreign Securities      Templeton Investment Counsel,     Long-Term Capital Growth
Fund                              LLC
GOLDMAN SACHS VARIABLE
  INSURANCE TRUST
Goldman Sachs Growth and          Goldman Sachs Asset               Long Term Growth Of Capital
Income Fund                       Management, L.P.                  And Growth Of Income
Goldman Sachs Structured U.S.     Goldman Sachs Asset               Long-Term Growth Of Capital
Equity Fund                       Management, L.P.                  And Dividend Income
Goldman Sachs Capital Growth      Goldman Sachs Asset               Long-Term Growth Of Capital
Fund                              Management, L.P.
J.P. MORGAN SERIES TRUST II
JPMorgan Mid Cap Value            J.P. Morgan Investment            Growth From Capital
Portfolio                         Management, Inc.                  Appreciation
JPMorgan Small Company            J.P. Morgan Investment            High Total Return
Portfolio                         Management, Inc.


FORM 5514

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
JANUS ASPEN SERIES
International growth Portfolio    Janus Capital Management LLC      Long-Term Growth Of Capital
Large Cap Growth Portfolio        Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With
                                                                    Preservation Of Capital
Worldwide Growth Portfolio        Janus Capital Management LLC      Long Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital
Balanced Portfolio                Janus Capital Management LLC      Long-Term Growth Of Capital In
                                                                    A Manner Consistent With The
                                                                    Preservation Of Capital and
                                                                    Balanced by Current Income
LAZARD RETIREMENT SERIES, INC.
  (SERVICE SHARES)
Lazard Retirement Small Cap       Lazard Asset Management LLC       Long Term Capital Appreciation
Portfolio
Lazard Retirement Emerging        Lazard Asset Management LLC       Long Term Capital Appreciation
Markets Portfolio
Lazard Retirement Equity          Lazard Asset Management LLC       Long-Term Capital Appreciation
Portfolio
Lazard Retirement                 Lazard Asset Management LLC       Long-Term Capital Appreciation
International Equity Portfolio
LEGG MASON PARTNERS VARIABLE
   -- Portfolio I, Inc. (Class
  I)
Legg Mason Partners Variable      Salomon Brothers Asset            Capital Appreciation
All Cap Portfolio                 Management, Inc.
Legg Mason Partners Variable      Salomon Brothers Asset            Above-Average Income
Total Return Portfolio            Management, Inc.
Legg Mason Partners Variable      Salomon Brothers Asset            Long-Term Growth of Capital
Investors Portfolio               Management, Inc.
MFS VARIABLE INSURANCE TRUST
  (SERVICE CLASS)
MFS(R) New Discovery Series       Massachusetts Financial           Capital Appreciation
                                  Services Company
MFS(R) Investors Growth Stock     Massachusetts Financial           Long Term Growth Of Capital
Series                            Services Company                  and Future Income
MFS(R) Mid Cap Growth Series      Massachusetts Financial           Long Term Growth Of Capital
                                  Services Company
MFS(R) Total Return Series        Massachusetts Financial           Above Average Income
                                  Services Company                  Consistent With The Prudent
                                                                    Employment Of Capital And
                                                                    Secondarily To Provide A
                                                                    Reasonable Opportunity For
                                                                    Growth Of Capital And Income.
NEUBERGER BERMAN ADVISERS
  MANAGEMENT TRUST (S CLASS
  SHARES)
Advisers Management Trust         Neuberger Berman Management,      Growth of Capital
Regency Portfolio                 Inc.


FORM 5514

   FUND AND PORTFOLIO NAME           ADVISER OR (SUBADVISER)             INVESTMENT OBJECTIVE
   -----------------------           -----------------------             --------------------
PIMCO VARIABLE INSURANCE TRUST
Real Return Portfolio             Pacific Investment Management     Maximum Real Return,
                                  Company LLC                       Consistent With Preservation
                                                                    of Real Capital and Prudent
                                                                    Investment Management
Total Return Portfolio            Pacific Investment Management     Maximum Total Return,
                                  Company LLC                       Consistent With Preservation
                                                                    of Real Capital and Prudent
                                                                    Investment Management
Global Bond Fund                  Pacific Investment Management     Maximum Current Income,
                                  Company LLC                       Consistent With Preservation
                                                                    of Real Capital and Prudent
                                                                    Investment Management
THE PRUDENTIAL SERIES FUND,
INC.
Jennison Portfolio                Jennison Associates LLC           Long Term Growth Of Capital
Jennison 20/20 Focus Portfolio    Jennison Associates LLC           Long Term Growth Of Capital
ROYCE CAPITAL FUND, INC.
Royce Micro-Cap Portfolio         Royce & Associates, LLC           Long-Term Growth Of Capital
Royce Small Cap Portfolio         Royce & Associates, LLC           Long-Term Growth Of Capital
VAN KAMPEN UNIVERSAL
  INSTITUTIONAL FUNDS (CLASS
  II)
U.S. Real Estate Portfolio        Van Kampen****                    Above Average Current Income
                                                                    and Long-term Capital
                                                                    Appreciation
Core Plus Fixed Income            Van Kampen****                    Above Average Total Return
Portfolio                                                           Over a Market Cycle of Three
                                                                    to Five Years
International Growth Equity       Van Kampen****                    Long-Term Capital Appreciation
Portfolio
Equity Growth Portfolio           Van Kampen****                    Long-Term Capital Appreciation



   *  Subadviser to Ohio National Investments, Inc.
  **  Subadviser to Calvert Asset Management Company, Inc.
 ***  Subadviser to The Dreyfus Corporation.
**** Morgan Stanley Investment Management, Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.


                              THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts, and are not subject to the Securities and Exchange Commission's regulatory oversight.

GENERAL DESCRIPTION

The General Account consists of all assets we own other than those in the variable account and any other separate accounts we may establish. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. You may elect to allocate net premiums to the General Account or to transfer accumulation value to the General Account from the subaccounts of the variable account. The allocation or transfer of funds to the General Account does not entitle a policyholder to share in the investment experience of the General Account. Instead, we guarantee that your accumulation value in the General Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the General Account. Consequently, if you pay the planned premiums, allocate all net premiums only to the General Account and

FORM 5514
make no transfers, partial surrenders, or policy loans, the minimum amount and duration of your death benefit will be determinable and guaranteed. Transfers from the General Account to VAR are partially restricted and allocation of substantial sums to the General Account reduces the flexibility of the policy.

ACCUMULATION VALUE

The accumulation value in the General Account on the later of the issue date or the day we receive your initial premium is equal to the portion of the net premium allocated to the General Account, minus a pro rata portion of the first monthly deduction.

Thereafter, until the maturity date, we guarantee that the accumulation value in the General Account will not be less than the amount of the net premiums allocated or accumulation value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which we credit, less the sum of all charges and interest thereon allocable to the general account and any amounts deducted from the General Account in connection with partial surrenders and loans and interest thereon or transfers to VAR or the loan collateral account.

We guarantee that interest credited to your accumulation value in the General Account will not be less than an effective annual rate of 4% per year. We may, at our sole discretion, credit a higher rate of interest, although we are not obligated to do so. The policyholder assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. The accumulation value in the General Account will be calculated on each valuation date.

VOTING RIGHTS

We will vote the Fund shares held in the various subaccounts of VAR at Fund shareholder meetings in accordance with your instructions. If, however, the 1940 Act or any regulation thereunder should change and we determine that it is permissible to vote the Fund shares in our own right, we may elect to do so. The number of votes as to which you have the right to instruct will be determined by dividing your policy's accumulation value in a subaccount by the net asset value per share of the corresponding Fund portfolio. Fractional shares will be counted. The number of votes as to which you have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the Fund meeting. Voting instructions will be solicited in writing prior to such meeting in accordance with procedures established by the Fund. We will vote Fund shares attributable to policies as to which no instructions are received, and any Fund shares held by VAR which are not attributable to policies, in proportion to the voting instructions which are received with respect to policies participating in VAR. Each person having a voting interest will receive proxy material, reports and other material relating to the Funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that shares be voted so as to cause a change in subclassification or investment objective of the Fund or disapprove an investment advisory policy of the Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policyholder in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would be inconsistent with the investment objectives of VAR or would result in the purchase of securities for VAR which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts created by us or any of our affiliates which have similar investment objectives. In the event that we disregard voting instructions, a summary of that action and the reason for such action will be included in your next semi-annual report.

FORM 5514

                                    CHARGES

We make charges against or deductions from premium payments, accumulation values and policy surrenders in the manner described below.

PREMIUM EXPENSE CHARGE

Each premium payment is subject to a premium expense charge. The premium expense charge is deducted in proportion to your current premium allocation choices. The premium expense charge has two components:

Distribution Charge. The policy is subject to a charge of 2.9% of premiums paid in the first 20 years reducing to 2.0% in years 21 and later. This charge is intended to help defray the costs attributable to this policy including distribution, printing and advertising.


State Premium Tax. Your premium payments will be subject to the state premium tax and/or any other state or local charges levied against to your policy. Currently, most state premium taxes range from 0% to 6%.


MONTHLY DEDUCTION

As of the policy date and each subsequent process day, we will deduct from the accumulation value of your policy and in proportion to the values in your various subaccounts and the General Account, a monthly deduction to cover certain charges and expenses incurred in connection with the policy.

The monthly deduction consists of:

     - the cost of insurance,

     - a maintenance fee of $7 for the cost of establishing and maintaining policy records and processing applications and notices,

     - a risk charge for the risk associated with the death benefit guarantee, and

     - the cost of additional insurance benefits provided by rider.

     - Pennsylvania policies are also assessed a 0.20% annual insurance charge.

Your cost of insurance is determined on a monthly basis, and is determined separately for your initial stated amount and each subsequent increase in the stated amount. The monthly cost of insurance rate is based on your sex, attained age, and rate class. The cost of insurance is calculated by multiplying (i) by the result of (ii) minus (iii), where:

  (i) is the cost of insurance rate as described in the policy. Such actual cost will be based on our expectations as to future mortality experience. It will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. Such rates for smokers and non-smokers are based on the 1980 Commissioner's Standard Ordinary, Male or Female, Smoker or Nonsmoker, age near birthday mortality table. The cost of insurance charge is guaranteed not to exceed such table rates for the insured's risk class;

 (ii) is the death benefit at the beginning of the policy month divided by
      1.0032737 (the monthly equivalent of the guaranteed rate in the General Account); and

(iii) is accumulation value at the beginning of the policy month.

In connection with certain employer-related plans, cost of insurance rates may not be based on sex.

The monthly charge for the death benefit guarantee is $0.00, $0.01, or $0.03 per $1,000 of your stated amount, depending upon which death benefit guarantee period you choose.

FORM 5514

Not all of your premium payments are allocated to your cash value. In addition to the deduction of charges, investment performance will impact the amount you pay for certain charges. Not paying premiums will result in reduced cash value, thereby affecting the charges assessed to your Policy.

RISK CHARGE

Your accumulation value in VAR, but not your accumulation value in the General Account, will also be subject to a risk charge, deducted in proportion to the values in your various subaccounts, intended to compensate us for assuming certain mortality and expense risks in connection with the policy. Such charge will be assessed daily against each of the variable subaccounts at an annual rate of 0.75%. The risks we assume include the risks of greater than anticipated mortality and expenses.

Your risk charge will be reduced based upon your policy Accumulation value. In the event your policy Accumulation cash value exceeds four times the premium indicated on page 6A of your policy, (hereinafter "indicated premium") then the risk charge will be assessed daily at an annual rate of 0.30% (0.25% for Pennsylvania policies) against each of the variable subaccounts, for the amount in excess of four times the indicated premium. In the event your policy Accumulation value exceeds eight times the indicated premium, the risk charge will be assessed daily at the annual rate indicated above for the amount up to four times the indicated premium, and daily at an annual rate of 0.20% (0.10% for Pennsylvania policies) against each variable subaccount for the policy amount in excess of eight times the indicated premium.

SURRENDER FEES

After the free look period and during the early years of your policy and following any increase in stated amount, a surrender charge is assessed in connection with all complete surrenders, all lapses, all decreases in stated amount and certain partial surrenders.

If you surrender your policy in full or it lapses when a surrender charge applies, we will deduct the total charge from your accumulation value. If you decrease the stated amount of your policy while a surrender charge applies, your accumulation value will be charged with the portion of the total surrender charge attributable to the stated amount cancelled by the decrease.

The following is a chart showing the maximum surrender charge applicable to the policy. Because the surrender charge is based on your age, sex, rating classification and the length of time you have held your policy, your actual surrender charge may be significantly less.

         MAXIMUM SURRENDER CHARGES PER $1,000 OF STATED AMOUNT
        -------------------------------------------------------
                   MALE                        FEMALE
        --------------------------   --------------------------
 AGE      NONSMOKER       SMOKER       NONSMOKER       SMOKER
 ---    -------------   ----------   -------------   ----------
0-20        $17.80        $20.00         $16.71        $17.78
21-30        21.32         24.62          19.86         21.51
31-40        27.46         32.89          24.98         27.60
41-50        38.03         46.90          33.36         37.20
51-60        57.28         58.40          48.02         53.32
61-70        58.23         58.12          58.20         58.31
71-80        57.51         57.60          57.62         57.63

Partial surrenders in any policy year totaling 10% or less of the cash surrender value of your policy as of the end of the previous policy year are not subject to any surrender charge. Partial surrenders in any policy year in excess of 10% of the cash surrender value of your policy as of the end of the previous policy year will be subject to the surrender charges equal to the percentage of cash surrender value withdrawn minus 10%.

For example, assume a policy which now has, and at the end of the previous policy year had, an accumulation value of $11,100 and a surrender charge of $1,100. The cash surrender value of the policy is therefore $10,000. If you decide to withdraw 25% of such cash surrender value ($2,500), we will impose a charge equal to 15% (25%

FORM 5514
minus 10%) of the total surrender charge (.15 x $1,100 = $165) and reduce your accumulation value by that amount, as well as by the $2,500 you withdrew and the applicable administrative fee.

TRANSFER AND ADMINISTRATIVE FEES

A transfer fee (currently $3 and guaranteed not to exceed $15) will be imposed on each transfer of accumulation values among the subaccounts of the variable account and the General Account. Currently, the Company is not assessing this charge on the first four transfers made in any policy year. Other restrictions may apply to transfers. Please see "Transfers" and "Excessive Trading and Market Timing" for information on other potential restrictions. For partial surrenders, an administrative fee will be charged equal to the lesser of $25 or 2% of the amount surrendered.

ILLUSTRATION CHARGE AND CHARGE FOR ANNUAL REPORT OF ACCOUNT STATUS


A fee, not to exceed $100, may be charged for any illustration of benefits and values that you may request after the issue date or for special requests for an annual report of your account status. Currently, standard, automated illustrations are provided at no charge. We may charge up to $100 for illustrations which require manual calculations or manipulation or revision to the generating software. Manual calculations are required for illustrations involving increase or decrease in death benefits, addition of new riders, cases in lapse pending, cancellations and death benefit type changes.



LOAN INTEREST



We charge you interest in advance on loans you take from your policy values. The annual rate is 5.0% of loan account balance for regular loans and 3.846% for preferred loans.


REINSTATEMENT FEE


A reinstatement fee, as described in the "Transaction Fees" table, will be imposed if you request reinstatement of your policy within five years of a lapse.


OTHER CHARGES

We may also charge the assets of each portfolio and the General Account to provide for any taxes that may become payable by us in respect of such assets. Under current law, no such taxes are anticipated. In addition, the Funds pay certain fees and expenses from Fund assets. These fees and expenses are reflected in your unit values. The principal expenses at the Fund level are an investment advisory fee and Fund operating expenses. The Funds pay their Advisers annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid. The charges are detailed in the Funds' prospectuses.

                       GENERAL DESCRIPTION OF THE POLICY

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Policyholder is the insured unless the application specifies a different person as the insured or the Policyholder is changed thereafter. While the insured is living, the Policyholder may exercise all of the rights and options granted in the Policy, with the consent of any irrevocable beneficiary and subject to the terms of any assignment of the Policy. Your principal rights as Policyholder are as follows:

     - to appoint or change beneficiaries;

     - to receive amounts payable before the death of the insured;

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

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

     - to change the Policyholder of the Policy; and

     - to change the face amount of the Policy.

No appointment or change in appointment of a Policyholder will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

ALLOCATION OF PREMIUMS


In the policy application, you may direct the allocation of your net premium payments among up to 18 investment options, including the subaccounts of VAR and the General Account. Your initial allocation will take effect on the first process day following the issue date or, if later, when we receive your initial premium payment. Pending such allocation, net premiums will be held in the Money Market subaccount. If you fail to indicate an allocation in your policy application, we will leave your net premiums in the Money Market subaccount until we receive allocation instructions. The amount allocated to any subaccount or the General Account must equal a whole percentage. You may change the allocation of your future net premiums at any time upon written notice to us. Premiums allocated to an increase will be credited to the subaccounts and the General Account in accordance with your premium allocation then in effect on the later of the date of the increase or the date we receive such a premium.


TRANSFERS

You may transfer the accumulation value of your policy among the subaccounts of VAR and to the General Account at any time. Each amount transferred must be at least $300 unless a smaller amount constitutes the entire accumulation value of the subaccount from which the transfer is being made, in which case you may only transfer the entire amount. There is a transfer fee of $3 for each transfer, but we are presently waiving that charge for the first four transfers during a policy year. Such fee is guaranteed not to exceed $15 in the future.

Transfers from the General Account to the subaccounts are subject to additional restrictions. No more than 25% of the accumulation value in the General Account as of the end of the previous policy year, or $1,000, if greater, may be transferred to one or more of the subaccounts in any policy year.

To the extent that transfers, surrenders and loans from a subaccount exceed net purchase payments and transfers into that subaccount, securities of the corresponding portfolio of the Fund may have to be sold. Excessive sales of a portfolio's securities on short notice could be detrimental to that portfolio and to policyholders with values allocated to the corresponding subaccount. To protect the interests of all policyholders we may limit the number, frequency, method or amount of transfers. Transfers from any Fund on any one day may be limited to 1% of the previous day's total net assets of that Fund if we or the Fund, in our or their discretion, believe that the Fund might otherwise be damaged.

If and when transfers must be so limited, some transfers will not be made. In determining which transfers will be made, scheduled transfers will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone and facsimile requests in the order received. This policy will be applied uniformly without exception. If your transfers are not executed, we will notify you first by telephone, then by mail if we are unable to contact you by telephone. Current rules of the Commission preclude us from processing at a later date those requests that were not honored. Accordingly, a new transfer request would have to be submitted in order to make a transfer that was not honored because of these limitations.

We will process a transfer at the end of the valuation period on which we receive your request in good order. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the amount of accumulation value you have available to transfer

FORM 5514
will be based on that day's price. Please see "Accumulation Unit Values" and "Determination of Variable Accumulation Values" for more information regarding the calculation of your accumulation value.

ELECTRONIC ACCESS

If you give us a pre-authorization form, your Policy and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at any time at www.Ohionational.com. You may also make transfers and change allocations on our web site. You may only make one electronic, facsimile or telephone (collectively, "electronic") transfer per day.


We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the policyholder a written confirmation of all electronic transfers. However, if we cannot complete a transfer as requested, our customer service representative will contact the policyholder in writing sent within 48 hours of the electronic request. YOU MAY THINK THAT YOU HAVE LIMITED THIS ACCESS TO YOURSELF, OR TO YOURSELF AND YOUR REPRESENTATIVE. HOWEVER, ANYONE GIVING US THE NECESSARY IDENTIFYING INFORMATION CAN USE ELECTRONIC ACCESS ONCE YOU AUTHORIZE IT.


We reserve the right to limit or restrict electronic access in any form at any time as to any policyholder.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, your agent's or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.

EXCESSIVE TRADING AND MARKET TIMING


We discourage excessive trading and market timing through your policy and have policies and procedures in place with respect to such activities. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios' operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The policy and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict, reject or cancel purchase and exchange orders which we believe represent excessive or disruptive trading. We will contact you the next business day by telephone to inform you that your requested transaction has been rejected. If we are unable to contact you by telephone, we will contact you or your registered representative in writing to inform you of the rejected transaction. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.


The first time the policyholder is determined to have traded excessively, we will notify the policyholder in writing that his or her policy will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or otherwise made public.

Upon the second instance of excessive trading, the policyholder will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

FORM 5514

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

Upon the third instance of excessive trading, transfers of policy values will only be permitted into the money market portfolio and all transfer privileges will be suspended. If a policyholder decides to surrender the policy following suspension of transfer privileges, the policyholder will incur the resulting surrender charge.

We may, in our sole discretion, take any policy off of the list of monitored policies, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF OUR POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED TO ALL POLICYHOLDERS UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the portfolios. Therefore, we may place a policy on the list of monitored policies despite the fact the policyholder has not exceeded the established transfer limits. You may be deemed to have traded excessively, even if you have not exceeded the number of free transfers permitted by your policy.

Some of the factors we may consider when determining whether or not to place a policy on the list of monitored policies may include, but not be limited to:

- The number of transfers made in a defined period;

- The dollar amount of the transfer;

- The total assets of the portfolios involved in the transfer;

- The investment objectives of the particular portfolios involved in your transfers; and/or

- Whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Policyholders who have not engaged in market timing or excessive trading may also be prevented from transferring policy values if we, or the portfolios, believe that an intermediary associated with the policyholder's account has otherwise been involved in market timing or excessive trading on behalf of other policyholders. Likewise, policyholders who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Policyholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such policyholders or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual's excessive trading practices through these omnibus accounts. If we are unable to detect those policyholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

CONVERSION

Once during the first two years following the issue date and the date of any increase in stated amount, you may convert your contract or increase, as applicable, to a fixed benefit flexible premium policy by transferring all of your accumulation value to the General Account. After such a transfer, values and death benefits under your policy will be determinable and guaranteed. Accumulation values will be determined as of the date we receive a conversion request at our Home Office. There will be no change in stated amount as a result of the conversion and no evidence of insurability is required. Outstanding loans need not be repaid in order to convert your policy.

FORM 5514

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

Transfers of accumulation value to the General Account in connection with such a conversion will be made without charge.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     - to make the Policy or the VAR comply with any law or regulation issued by a governmental agency to which we are subject;

     - to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or other Federal or state laws relating to variable life policies;

     - to reflect a change in the operation of the VAR; or

     - to provide additional subaccount and/or Guaranteed Account options.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of any governmental agency to which we are subject, we reserve the right to amend the provision to conform to these laws.

FREE LOOK PERIOD

You have the right to examine and cancel your Policy by returning the Policy to us (or to the agent who sold it) on or before 20 days after you receive the Policy. There may be longer periods in some jurisdictions. See the "Free Look" provision of your Policy. If you decide to cancel the Policy during the Free look period, we will treat the Policy as if we never issued it. We will refund monies owed within 7 days after we receive the returned Policy at our Home Office. Because initial premium payments are held in the Money Market Portfolio for a period of time, there is generally little market gain or loss during the free look period, to the extent there is, your state's laws will determine if you are subject to the market risk of the requirement to return accumulation value instead of full refund of premiums.

If you live in a state that requires us to return a full refund of premium, we will refund the greater of:

     - your entire payment; or

     - the accumulation value plus deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed.)

If you live in a state that requires us to return accumulation value, we will refund:

     - your accumulation value as of the date we receive the returned Policy, plus

     - any deductions under the Policy for taxes, charges or fees. (Surrender charges will not be assessed).

We may postpone payment of the refund under certain conditions. For example, we may delay refund of any payment you made by check until the check has cleared your bank.

FREE LOOK FOR INCREASES IN FACE AMOUNT

Similarly, after an increase in face amount, we will mail or deliver to you a free look notice for the increase. You will have the right to cancel the increase on or before 20 days after you receive the notice. If you cancel the increase, you will receive a credit to your accumulation value of the charges deducted for the increase.

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

STATE VARIATIONS

Any state variations in the Policy are described in a special policy form for use in that state. This prospectus provides a general description of the Policy. Your actual Policy and any endorsements and riders are the controlling documents. If you would like to receive a copy of your Policy and any of its endorsements and riders, contact our Home Office.

WITHHOLDING PAYMENT AFTER PREMIUM PAYMENT

We may withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

OTHER POLICIES

We offer other variable life insurance policies that may invest in the same portfolios of the Funds. We also offer a full line of traditional life insurance and fixed and variable annuity contracts through our affiliated company, The Ohio National Life Insurance Company. For more information about these policies or contracts, please contact us or your agent.

                                    PREMIUMS

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us through one of our licensed agents who is also a registered representative of a registered broker-dealer who has a selling arrangement with Ohio National Equities, Inc. ("ONEQ").

The minimum initial amount of insurance coverage (or face amount) is $50,000. The Policy will generally not be issued to anyone over the age of 80.


An initial premium is required to purchase a policy. The initial premium is allocated to the Money Market Portfolio until the first process day following the issue date, at which time your initial allocation will take effect. In addition, you must pay a minimum premium to keep the death benefit guarantee in effect during the death benefit guarantee period. The death benefit guarantee is discussed in more detail later in this prospectus. You must have paid, cumulatively, total premiums that equal or exceed the monthly minimum premium indicated on the policy specification page multiplied by the number of policy months the policy has been in effect. If you fail to meet this requirement, the death benefit guarantee is no longer in effect and may generally not be reinstated. For purposes of determining whether you have met the cumulative total premium requirement, we will consider your cumulative total premium payments to be an amount equal to the payments you have actually made minus any policy loans and partial surrenders. The monthly minimum premium indicated on the specification page of your policy will remain a level amount until you reach the end of the death benefit guarantee period shown on the specification page. The monthly minimum premium will increase with any increase in the stated amount and decrease with any decrease in the stated amount. The monthly minimum premium may also be changed upon any other type of policy change. You choose the death benefit guarantee period from among the available periods. Currently there are three different periods available: five years; to age 70 (or 10 years, if later); or to maturity. Not all options are available in all states.


We may, at our discretion, refuse to accept a premium payment of less than $25 or one that would cause the policy, without an increase in death benefit, to be disqualified as life insurance or to be treated as a modified endowment contract under federal law. Otherwise, the amount and timing of premium payments is left to your discretion.

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

To aid you in formulating your insurance plan under the policy, you will adopt a planned premium schedule at the time of purchase indicating your intended level of payments. The planned premium will generally be an amount greater than your minimum premium and less than your guideline annual premium. You do not have to follow the planned premium, as it is only a planning device. Paying the planned premium does not guarantee that the policy will not lapse, unless the policy is within the guaranteed death benefit period.


This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy, while leaving sufficient cash surrender value in the Policy to pay the monthly charges and deductions. You may be required to pay additional premiums to keep the Policy from lapsing. Anyone considering using the Policy as a source of tax-free income by taking out policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.


LAPSE

Provided you pay the minimum premiums required to maintain the death benefit guarantee, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premiums, the death benefit guarantee expires. Without the death benefit guarantee, the policy will remain in force only as long as the cash surrender value, less any outstanding policy indebtedness, is sufficient to pay the next monthly deduction. When the cash surrender value will not pay the next monthly deduction, you will have a 61 day grace period in which to increase your cash surrender value by paying additional premiums. We will notify you in writing that your policy has entered the 61 day grace period. If you do not pay sufficient additional premiums during the grace period, the policy will lapse and terminate without value.

REINSTATEMENT

Once a policy has lapsed, you may request reinstatement of the policy any time within five years of the lapse. Satisfactory proof of insurability and payment of a reinstatement fee are required for reinstatement. While we may reinstate your policy, we generally will not reinstate the death benefit guarantee. Your cost of insurance will generally be higher for a reinstated Policy.

REPLACING EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only if you determine that this Policy is better for you. You may have to pay a surrender charge on your existing insurance, and this Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If, for example, you surrender your existing policy for cash and then buy the Policy, you may have to pay Federal income tax, possibly including a 10% penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

APPLYING FOR A POLICY

After receiving a completed application from a prospective Policyholder, we will begin the underwriting process to decide the insurability of the proposed insured. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We may require medical examinations and other information before deciding insurability. We will issue a Policy only after underwriting has been completed. We reserve the

FORM 5514
right to modify our minimum face amount and underwriting requirements at any time, and to reject an application for any reason permitted by law.

If a prospective Policyholder makes an initial payment of at least one minimum monthly payment, we will provide temporary insurance during underwriting. The temporary insurance will be the insurance applied for, up to a maximum of $1,000,000, depending on the age and underwriting class of the proposed insured. This coverage will continue for no more than 90 days from the date of the application and, if required, the completed medical exam. If death is by suicide during this coverage, we will return only the premium paid.

If you have made premium payments before we issue the Policy, but no temporary insurance is in effect because of the 90 day limit discussed above, we will allocate those premium payments to a non-interest bearing account. If the Policy is not issued and accepted, we will return premium payments to you without interest.

WHEN INSURANCE COVERAGE TAKES EFFECT

We will issue the Policy only if the underwriting process has been completed, the application has been approved, and the proposed insured is alive and in the same condition of health as described in the application. Full insurance coverage under the Policy will take effect when the Policy has been issued and only if the minimum initial premium also has been paid. This is the Policy date that we use to measure monthly processing dates, Policy Years and Policy Anniversaries. We begin to deduct monthly charges from your accumulation value on the Policy date.

ACCUMULATION UNIT VALUES

We use accumulation units as a measure of value for bookkeeping purposes. When you allocate net premiums to a subaccount, we credit your policy with accumulation units. In addition, other transactions, including loans, partial and full surrenders, transfers, surrender and service charges, and monthly deductions, affect the number of accumulation units credited to your policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected subaccount. We determine the unit value of each subaccount on each valuation date. The number of units so credited or debited will be based on the unit value on the valuation date on which the premium payment or transaction request is received by us at our home office. The number of units credited will not change because of subsequent changes in unit value. The dollar value of each subaccount's units will reflect asset charges and the investment performance of the corresponding portfolio of the Funds.

The accumulation unit value of each subaccount's unit initially was $10. The unit value of a subaccount on any valuation date is calculated by multiplying the subaccount unit value on the previous valuation date by its net investment factor for the current valuation period.

DETERMINATION OF VARIABLE ACCUMULATION VALUES

Your accumulation value in VAR may increase or decrease depending on the investment performance of the subaccounts you choose. There is no guaranteed minimum accumulation value in VAR.

The accumulation value of your policy will be calculated initially on the later of the issue date or when we first receive a premium payment. After that, it is calculated on each valuation date. Valuation dates are typically days when the New York Stock Exchange is open for unrestricted trading. On the initial valuation date, your accumulation value will equal the initial premium paid minus the premium expense charge and the first monthly deduction. On each subsequent valuation date, your accumulation value will be (1) plus any transactions referred to in (2), (3) and (4) and minus any transactions referred to in (5), (6) and (7) which occur during the current valuation period, where:

     (1) is the sum of each subaccount's accumulation value as of the previous valuation date multiplied by each subaccount's net investment factor for the current valuation period;

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

     (2) is net premiums allocated to VAR;

     (3) is transfers from the loan collateral account as a result of loan repayments and reallocations of accumulation value from the General Account;

     (4) is interest on policy indebtedness credited to the variable subaccounts;

     (5) is transfers to the loan collateral account in connection with policy loans and reallocations of accumulation value to the General Account;

     (6) is any partial surrender made (and any surrender charge imposed); and

     (7) is the monthly deduction.

NET INVESTMENT FACTOR

We use a net investment factor to measure investment performance of each subaccount and to determine changes in unit value from one valuation period to the next. The net investment factor for a valuation period is (a / b) -c where:

     (a) is (i) the value of the assets of the subaccount at the end of the preceding valuation period, plus (ii) the investment income and capital gains, realized or unrealized, credited to the assets of the subaccount during the valuation period for which the net investment factor is being determined, minus, (iii) any amount charged against the subaccount for taxes or any amount set aside during the valuation period by us to provide for taxes we determine are attributable to the operation or maintenance of that subaccount (currently there are no such taxes);

     (b) is the value of the assets of the subaccount at the end of the preceding valuation period; and

     (c) is a charge no greater than 0.75% on an annual basis for mortality and expense risks. This amount may be reduced, depending on your policy's cash value.

                        DEATH BENEFITS AND POLICY VALUES

As long as the policy remains in force we will, upon receipt of due proof of the insured's death, pay the policy proceeds to the beneficiary. The amount of the death benefit payable will be determined as of the date of death, or on the next following valuation date if the date of death is not a valuation date.

Unless a settlement option is elected, the proceeds will be paid according to your beneficiary's selection from the settlement options listed in the policy. We offer both beneficiaries and policyholders a wide variety of settlement options listed in the policy. If no selection is made, the proceeds will be paid in a lump sum.

SETTLEMENT OPTIONS

In addition to a lump sum payment of benefits under the policy, any proceeds may be paid in any of the five methods described in your policy. The five settlement options are (i) Proceeds at interest (ii) Payment for a period of time (iii) Life Income (iv) Payment of Certain amount or (v) Joint and Survivor life income. For more details, contact your agent. A settlement option may be designated by notifying us in writing at our Home Office. Any amount left with us for payment under a settlement option will be transferred to the General Account. During the life of the insured, the policyholder may select a settlement option. If a settlement option has not been chosen at the insured's death, the beneficiary may choose one. If a beneficiary is changed, the settlement option selection will no longer be in effect unless the policyholder requests that it continue. A settlement option may be elected only if the amount of the proceeds is $5,000 or more. We can change the interval of payments if necessary to increase the payments to at least $25 each.

The policy provides for two death benefit plans: a level plan ("Plan A") and a variable plan ("Plan B"). Generally, you designate the death benefit plan in your policy application. Subject to certain restrictions, you may

FORM 5514
change the death benefit plan from time to time. As long as the policy remains in force, the death benefit under either plan will never be less than the stated amount of the policy.

PLAN A -- LEVEL BENEFIT

The death benefit is the greater of:

     - the policy's stated amount on the date of death or

     - the death benefit determined by the corridor percentage test.

The death benefit determined by the corridor percentage test equals the accumulation value of the policy on the date of death plus such accumulation value multiplied by the corridor percentage. The corridor percentage varies with attained age, as indicated in the following table:

 ATTAINED    CORRIDOR    ATTAINED    CORRIDOR    ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE      PERCENTAGE     AGE      PERCENTAGE     AGE      PERCENTAGE      AGE       PERCENTAGE
 --------   ----------   --------   ----------   --------   ----------   ----------   ----------
40 & below     150%         52          71%          64         22%          91           4%
    41         143          53          64           65         20           92           3%
    42         136          54          57           66         19           93           2%
    43         129          55          50           67         18           94           1%
    44         122          56          46           68         17       95 & above       0%
    45         115          57          42           69         16
    46         109          58          38           70         15
    47         103          59          34           71         13
    48          97          60          30           72         11
    49          91          61          28           73          9
    50          85          62          26           74          7
    51          78          63          24        75-90          5

Illustration of Plan A. Assume that the insured's attained age at time of death is 40 and that the stated amount of the policy is $100,000.

Under these circumstances, any time the accumulation value of the policy is less than $40,000.00, the death benefit will be the stated amount. However, any time the accumulation value exceeds $40,000.00, the death benefit will be greater than the policy's $100,000.00 stated amount due to the corridor percentage test. This is because the death benefit for an insured who dies at age 40 must be at least equal to the accumulation value plus 150% of the accumulation value. Consequently, each additional dollar added to accumulation value above $40,000.00 will increase the death benefit by $2.50. Similarly, to the extent accumulation value exceeds $40,000.00, each dollar taken out of accumulation value will reduce the death benefit by $2.50. If, for example, the accumulation value is reduced from $48,000.00 to $40,000.00, the death benefit will be reduced from $120,000.00 to $100,000.00. However, further reductions in the accumulation value below the $40,000.00 level will not affect the death benefit so long as the reductions are due to performance. Reductions due to surrenders, loans and partial surrenders do affect the death benefit.

In the foregoing example, the breakpoint of $40,000.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 100% plus 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by 100% plus the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount.

FORM 5514

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

PLAN B -- VARIABLE BENEFIT

The death benefit is equal to the greater of:

     - the stated amount plus the accumulation value on the date of death or

     - the death benefit determined by the corridor percentage as described above and using the foregoing table of corridor percentages.

Illustration of Plan B. Again assume that the insured's attained age at the time of death is 40 and that the stated amount of the policy is $100,000.00.

Under these circumstances, a policy with accumulation value of $20,000.00 will have a death benefit of $120,000.00 ($100,000.00 + $20,000.00). An accumulation value of $60,000.00 will yield a death benefit of $160,000.00 ($100,000.00 +
$60,000.00). The death benefit under this illustration, however, must be at least equal to the accumulation value plus 150% of the policy's accumulation value. As a result, if the accumulation value of the policy exceeds $66,667.00, the death benefit will be greater than the stated amount plus accumulation value. Each additional dollar of accumulation value above $66,667.00 will increase the death benefit by $2.50. Under this illustration, a policy with an accumulation value of $80,000.00 will provide a death benefit of $200,000.00 ($80,000.00 + (150% (x) $80,000.00)).

Similarly, to the extent that accumulation value exceeds $66,667.00, each dollar taken out of accumulation value reduces the death benefit by $2.50. If, for example, the accumulation value is reduced from $80,000.00 to $68,000.00, the death benefit will be reduced from $200,000.00 to $170,000.00.

In the foregoing example, the breakpoint of $66,667.00 of accumulation value for using the corridor percentage test to calculate the death benefit was determined by dividing the $100,000.00 stated amount by 150% (the corridor percentage at age 40, as shown in the table above). For your policy, you may make the corresponding determination by dividing your stated amount by the corridor percentage for your age (see the table above). The calculation will yield a dollar amount which will be your breakpoint for using the corridor percentage test. If your accumulation value is greater than such dollar figure, your death benefit will be determined by the corridor percentage test. If it is less, your death benefit will be your stated amount plus your accumulation value.

CHANGE IN DEATH BENEFIT PLAN

Generally, after the second policy year, you may change your death benefit plan on any process day by sending us a written request. Changing death benefit plans from Plan B to Plan A will not require evidence of insurability. Changing death benefit plans from Plan A to Plan B may require evidence of insurability. The effective date of any such change will be the process day on or following the date of receipt of your request.

As a general rule, when you wish to have favorable investment performance reflected in higher accumulation value, you should elect the Plan A death benefit. Conversely, when you wish to have favorable investment performance reflected in increased insurance coverage, you should generally elect the Plan B death benefit.

If you change your death benefit plan from Plan B to Plan A, your stated amount will be increased by the amount of your accumulation value to equal the death benefit which would have been payable under Plan B on the effective date of the change. For example, a Plan B policy with a $100,000.00 stated amount and $20,000.00 accumulation value ($120,000.00 death benefit) would be converted to a Plan A policy with $120,000.00 stated amount. Again, the death benefit would remain the same on the effective date of the change.

A change in the death benefit option will not alter the amount of the accumulation value or the death benefit payable under the policy on the effective date of the change. However, switching between the variable and the level plans will alter your insurance program with consequent effects on the level of your future death benefits, accumulation values and premiums. For a given stated amount, the death benefit will be greater under Plan B than under Plan A, but the monthly deduction will be greater under Plan B than under Plan
A. Furthermore,

FORM 5514
assuming your accumulation value continues to increase, your future cost of insurance charges will be higher after a change from Plan A to Plan B and lower after a change from Plan B to Plan A. If your accumulation value decreases in the future, the opposite will be true. Changes in the cost of insurance charges have no effect on your death benefit under Plan A. Under Plan B, however, increased cost of insurance charges will reduce the future accumulation value and death benefit to less than they otherwise would be.

DEATH BENEFIT GUARANTEE

We guarantee that the policy will not lapse during the death benefit guarantee period provided you pay the minimum premium. The amount of any policy loans and partial surrenders will count against the cumulative total premium payments you have made. (See "Premiums.") Accordingly, as long as the death benefit guarantee is in effect, the policy will not lapse even if, because of adverse investment performance, the cash surrender value falls below the amount needed to pay the next monthly deduction. A charge per $1,000 of stated amount will be made for each month the death benefit guarantee is in effect. The charge is $0.00 if you choose a 5 year guarantee; $0.01 if you choose the guarantee to the later of age 70 or 10 years, or $0.03 if you choose the guarantee to maturity. (Only the 5 year guarantee is available in Massachusetts and Texas.)


If on any process day the minimum premium requirement is not met, we will send you a notice of the required payment. If we do not receive the required payment within 61 days of the date of the mailing of such notice, the death benefit guarantee will no longer be in effect. Generally, the death benefit guarantee may not be reinstated once it has been lost.



CHANGES IN STATED AMOUNT


Subject to certain limitations, you may at any time after the first policy year increase your policy's stated amount or decrease your stated amount by sending us a written request. We may limit you to two such changes in each policy year. Any change must be of at least $5,000. The effective date of the increase or decrease will be the process day on or following approval of the request. A change in stated amount will affect those charges assessed on a per $1000 of stated amount disclosed in the fee tables and surrender charges.


Increases. An increase is treated similarly to the purchase of a new policy. To obtain an increase, you must submit a supplemental application to us with satisfactory proof of insurability. Depending on your accumulation value, you may or may not have to pay additional premiums to obtain an increase. If you must pay an additional premium, we must receive it by the effective date of the increase. The minimum premium required to maintain the death benefit guarantee will be increased upon an increase in stated amount.


After an increase, a portion of your premium payments will be allocated to the increase. The allocated amounts will be in the same proportion to your total premium payments as the guideline annual premium for the increase is to the guideline annual premium for your initial stated amount plus the guideline annual premiums for all increases.

Only the increase in stated amount will be subject to the additional surrender charge.

With respect to premiums allocated to an increase, you will have the same free look and conversion rights with respect to an increase as with the initial purchase of your policy.

Decreases. You may decrease your stated amount after the first policy year from the issue date or the date of any increase, subject to the following limitations:

     - The stated amount after any requested decrease may not be less than the minimum stated amount of $50,000.

     - We will not permit a decrease in stated amount if the policy's cash value is such that reducing the stated amount would cause the policy to cease to be life insurance as determined by the corridor percentage test.

FORM 5514

     - We will not permit a decrease in stated amount if the decrease would disqualify the policy as life insurance under the Code.

If you decrease your stated amount, we will deduct any applicable surrender charge from your accumulation value. For purposes of calculating the amount of that surrender charge and the cost of insurance charge on your remaining coverage, a decrease in stated amount will reduce your existing stated amount in the following order:

     - the stated amount provided by your most recent increase,

     - your next most recent increases successively, and

     - your initial stated amount.


The minimum premium required to maintain the death benefit guarantee will be reduced upon a decrease in stated amount.


                       SURRENDERS AND PARTIAL SURRENDERS

As an alternative to obtaining access to your accumulation value by using the loan provisions, you may obtain your cash surrender value by exercising your surrender or partial surrender privileges. Partial or full surrenders, however, may involve tax liability.


You may surrender your policy in full at any time by sending a written request on a form acceptable to us together with the policy to our home office. The cash surrender value of the policy equals the accumulation value less any applicable surrender charges. Increases in stated amount carry their own surrender charge period, therefore, the total surrender charge may vary based on the total number of increases during the policy period. Upon surrender, the amount of any outstanding loans will be deducted from the cash surrender value to determine the proceeds. The proceeds will be determined on the valuation date on which the request for surrender is received. For example, if we receive your request in good order by 4:00 p.m. (Eastern Time) on a day when the New York Stock Exchange is open for unrestricted trading, the proceeds will be determined using that day's price. Proceeds will generally be paid within seven days of receipt of a request for surrender.


After the first year after the issue date, you may obtain a portion of your accumulation value upon partial surrender of the policy. Partial surrenders cannot be made more than twice during any policy year. The amount of any partial surrender may not exceed the cash surrender value, minus:

     - any outstanding policy indebtedness,

     - an amount sufficient to cover the next two monthly deductions, and

     - the administrative fee of $25 or 2% of the amount surrendered, if less.


We will reduce the accumulation value of your policy by the amount of any gross partial surrender, which is equal to the amount disbursed plus the administrative fee plus any applicable surrender charge. In doing so, we will deduct the accumulation value taken by a partial surrender from each increase and your initial stated amount in proportion to the amount such increases and initial stated amount bear to the total stated amount. We will also treat your cumulative total premium payments as having been reduced by the amount of any partial surrender, which could cause the death benefit guarantee to lapse.


Under Plan A, a partial surrender reduces your stated amount. Such a surrender will result in a dollar for dollar reduction in the death proceeds except when the death proceeds of your policy are determined by the corridor percentage test. The stated amount remaining after a partial surrender may be no less than the minimum stated amount of $50,000. If increases in stated amount have occurred previously, a partial surrender will first reduce the stated amount of the most recent increase, then the next most recent increases successively, then the initial stated amount.

FORM 5514

Under Plan B, a partial surrender reduces your accumulation value. Such a reduction will result in a dollar for dollar reduction in the death proceeds except when the death proceeds are determined by the corridor percentage test. Because the Plan B death benefit is the sum of the accumulation value and stated amount, a partial surrender under Plan B does not reduce your stated amount but instead reduces accumulation value.

If the proceeds payable under either death benefit option both before and after the partial surrender are determined by the corridor percentage test, a partial surrender generally will result in a reduction in proceeds equal to the amount paid upon such surrender plus such amount multiplied by the applicable corridor percentage. You should consider the impact of the policy ceasing to be life insurance in this instance.

During the first 15 policy years and for 15 years after the effective date of an increase, a partial surrender charge in addition to the administrative fee of the lesser of $25 or 2% of the amount surrendered will be made on the amount of partial surrenders in any policy year that exceeds 10% of the cash surrender value as of the end of the previous policy year.

LOANS


After the first policy year, you may borrow up to the loan value of your policy by sending a written request on a form acceptable to us to our Home Office. The loan value is the cash surrender value less the cost of insurance charges on your policy to the end of the current policy year. The loan value will never be less than 90% of the cash surrender value. We will generally distribute the loan proceeds to you within seven days from receipt of your request for the loan at our home office, although payment of the proceeds may be postponed under certain circumstances. (See "Surrenders and Partial Surrenders -- Postponement of Payments".) In some circumstances, loans may involve tax liability. (See "Taxes".)


When a loan is made, accumulation value in an amount equal to the loan will be taken from the General Account and each subaccount in proportion to your accumulation value in the General Account and each subaccount. This value is then held in the loan collateral account and earns interest at an effective rate guaranteed to be at least 4% per year. Such interest is credited to the subaccounts and the General Account in accordance with the premium allocation then in effect.

We charge you interest on loans you take from your policy values. The rate we deduct from your loan proceeds is 5.0%. This amount is equivalent to an annual rate of 5.26% if the interest was paid at the end of the year. When we make a loan, we add to the amount of the loan the interest covering the period until the end of the policy year. At the beginning of each subsequent policy year, if you fail to pay the interest in cash, we will transfer sufficient accumulation value from the General Account and each subaccount to pay the interest for the following policy year. The allocation will be in proportion to your accumulation value in each subaccount.

You may repay a loan at any time, in whole or in part, before we pay the policy proceeds. When you repay a loan, interest already charged covering any period after the repayment will reduce the amount necessary to repay the loan. Premiums paid in excess of any planned premiums when there is a loan outstanding will be first applied to reduce or repay such loan, unless you request otherwise. Undesignated payments are presumed to be premium payments, not loan repayments unless so designated. Upon repayment of a loan, the loan collateral account will be reduced by the amount of the repayment and the repayment will be allocated first to the General Account, until the amount borrowed from the General Account has been repaid. Unless we are instructed otherwise, the balance of the repayment will then be applied to the subaccounts and the General Account according to the premium allocation then in effect.

Any outstanding policy indebtedness will be subtracted from the proceeds payable at the insured's death and from cash surrender value upon complete surrender or maturity. We will also treat your cumulative total premium payments as having been reduced by an amount equal to the loan, which could cause the death benefit guarantee to lapse.

FORM 5514

A loan, whether or not repaid, will have a permanent effect on a policy's cash surrender value (and the death benefit under Plan B policies) because the investment results of the subaccounts will apply only to the amount remaining in the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, policy values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, policy values will be higher than they would have been had no loan been made.

PREFERRED LOANS

A preferred loan is available at any time on or after the 10th policy anniversary. In the first policy year in which you take a preferred loan, the maximum preferred loan available is 10% of the gross loan value. The gross loan value is the Cash Surrender Value minus an amount to cover monthly charges to the next policy anniversary. In later policy years, you may increase your preferred loan by an amount not greater than 10% of the gross loan value. The total amount of the preferred loan amount may never exceed the gross loan value. Loan interest on preferred loans is payable in advance at a rate of 3.846%. This amount is equal to an annual rate of 4% if the interest was paid at the end of the year. The interest rate credited to the accumulation value equal to the loaned amount under this preferred loan provision is 4.00%.

Certain policy loans may result in currently taxable income and tax penalties. If you are considering the use of policy loans as retirement income, you should consult your personal tax adviser regarding potential tax consequences that may arise if you do not make necessary payments to keep the policy from lapsing. The amount of the premium payments necessary to keep the policy from lapsing will increase with your age.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon a complete or partial surrender, a policy loan, or benefits payable at death or maturity may be postponed whenever:

     - the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the Exchange is restricted as determined by the Commission;

     - the Commission by order permits postponement for the protection of policyholders; or

     - an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of VAR's net assets.

We may also withhold payment of any increased accumulation value or loan value resulting from a recent premium payment until your premium check has cleared. This could take up to 15 days after we receive your check.

                            LAPSE AND REINSTATEMENT


Provided you pay the minimum premium and thereby keep the death benefit guarantee in effect, your policy will not lapse during the death benefit guarantee period. If you fail to pay the minimum premium and, as a result, the death benefit guarantee is not in effect, the policy will remain in force as long as the cash surrender value less any policy indebtedness is sufficient to pay the next monthly deduction. If the cash surrender value less any policy indebtedness is insufficient to pay the next monthly deduction, you will be given a 61 day grace period within which to make a premium payment to avoid lapsing. The premium required to avoid lapse will be equal to the amount needed to allow the cash surrender value less any policy indebtedness to cover the monthly deduction for two policy months. This required premium will be indicated in a written notice which we will send to you at the beginning of the grace period. The grace period begins when we mail the notice. The policy will continue in force throughout the grace period, but if the required premium is not received in our Home Office by 4:00 p.m.


FORM 5514

Eastern Time on the last day of the grace period, the policy will terminate without value at the end of the grace period. If the last day of the grace period is a Saturday, Sunday or a federal holiday, the required premium must be received in our Home Office by 4:00 p.m. Eastern Time the prior business day. If you die during the grace period, the death benefit will be reduced by the amount of any unpaid monthly deduction. However, the policy will never lapse due to insufficient cash surrender value as long as the death benefit guarantee is in effect.


REINSTATEMENT

If the policy lapses, you may apply for reinstatement anytime within five years. Your policy will be reinstated if you supply proof of insurability and pay the monthly cost of insurance charges from the grace period plus a reinstatement fee. The reinstatement fee, after deduction of the premium expense charge, must be sufficient to cover the monthly deduction for two policy months following the effective date of reinstatement. If a loan was outstanding at the time of lapse, we will require reinstatement or repayment of the loan and accrued interest at 6% per year before permitting reinstatement of the policy.

                                     TAXES

The following description is a brief summary of some of the Code provisions which, in our opinion, may currently affect the policy. This summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent tax advisers should be consulted for more complete information. Tax laws can change, even with respect to policies that have already been issued. Tax law revisions, with unfavorable consequences to policies offered by this prospectus, could have retroactive effect on previously issued policies or on subsequent voluntary transactions in previously issued policies.

POLICY PROCEEDS

The policy contains provisions not found in traditional life insurance policies providing only for fixed benefits. However, under the Code, as amended by the Tax Reform Act of 1984, the policy should qualify as a life insurance policy for federal income tax purposes as long as certain conditions are met. Consequently, the proceeds of the policy payable to the beneficiary on the death of the insured will generally be excluded from the beneficiary's income for purposes of federal income tax. As long as the policy remains in effect, any increases in the value of the policy will not be taxable.

Current tax rules and penalties on distributions from life insurance policies apply to any life insurance policy issued or materially changed on or after June 21, 1988 that is funded more heavily (faster) than a traditional whole life plan designed to be paid-up after the payment of level annual premiums over a seven-year period. Thus, for such a policy (called a "modified endowment contract" in the Code), any distribution, including surrenders, partial surrenders, maturity proceeds, and loans secured by the policy, during the insured's lifetime (but not payments received as an annuity or as a death benefit) would be included in the policyholder's gross income to the extent that the policy's cash surrender value exceeds the owner's investment in the policy. In addition, a ten percent penalty tax applies to any such distribution from such a policy, to the extent includible in gross income, except if made:

     - after the taxpayer's attaining age 59 1/2,

     - as a result of his or her disability or

     - in one of several prescribed forms of annuity payments.


Loans received under the policy (unless the policy is a modified endowment contract) will be construed as indebtedness of the policyholder in the same manner as loans under a fixed benefit life insurance policy and no part of any loan under the policy is expected to constitute income to the policyholder. Interest payable with respect to such loans is not tax deductible. If the policy is surrendered or lapsed, any policy loan then in effect is


FORM 5514
treated as taxable income to the extent that the policy's accumulation value (including the loan amount) then exceeds your "basis" in the policy. (Your "basis" equals the total amount of premiums that were paid into the policy less any withdrawals from the policy plus any amounts reported to you as taxable income due to loans secured by the policy.)

Federal estate and local estate, inheritance and other tax consequences of policy ownership or receipt of policy proceeds depend upon the circumstances of each policyholder and beneficiary.

AVOIDING MODIFIED ENDOWMENT CONTRACTS

If you have previously authorized us to do so, we will hold your premium payment for up to ten (10) business days, if applying the premium payment before the due date would cause the policy to be treated as a Modified Endowment Contract (MEC) for federal income tax purposes.

If you have not given us prior authorization to hold your premium payment and we determine your premium payment will cause your policy to become a MEC, we will attempt to contact you within two (2) business days to determine your intent regarding the premium payment. If you do not want the policy to be treated as a MEC for tax purposes, we will refund the premium payment to you within five (5) business days of confirming your intentions. After we return the premium payment to you, you may then resubmit the premium payment once the actual due date is reached to avoid creating a MEC.

Or, at the time we contact you, you may direct us to hold your premium payment for up to ten (10) business days before applying the premium payment if this will not create a MEC. If we are unable to confirm your intentions within two
(2) business days of receipt of the premium payment, we will apply the premium payment as of the third valuation date, and your policy will be treated as a MEC for federal income tax purposes.

CORRECTION OF MODIFIED ENDOWMENT CONTRACTS

If you have made premium payments in excess of the amount that would be permitted without your policy being treated as a MEC under the Code, you may, upon timely written request, prevent that tax treatment by receiving a refund, without deduction of any charges, of the excess premium paid, plus interest thereon at the rate of 6% per year. Under the Code, such a corrective action must be completed by no later than 60 days after the end of the year following the date the policy became a MEC.

RIGHT TO CHARGE FOR COMPANY TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Tax Reform Act of 1984 specifically provides for adjustments in reserves for flexible premium policies, and we will reflect flexible premium life insurance operations in our tax return in accordance with such Act.


Currently, no charge is assessed against VAR for our federal taxes, or provision made for such taxes, that may be attributable to VAR. However, we may in the future charge each subaccount of VAR for its portion of any tax charged to us in respect of that subaccount or its assets. Under present law, we may incur state and local taxes (in addition to premium taxes) in several states. We may decide to assess charges for such taxes, or make provision for such taxes, against VAR. Any such charges against VAR or its subaccounts could have an adverse effect on the investment performance of the subaccounts.


                               LEGAL PROCEEDINGS

There are no legal proceedings to which VAR is a party or to which the assets of any of the subaccounts of VAR are subject. We (including Ohio National Equities, Inc.) are not involved in any litigation that is of material importance in relation to our total assets or that relates to VAR.

FORM 5514

                              FINANCIAL STATEMENTS

The financial statements of the Registrant, Ohio National Variable Account R, and the Depositor, Ohio National Life Assurance Corporation are included in the Statement of Additional Information ("SAI"). A copy of the SAI may be obtained by contacting your agent or representative, by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242. Copies are also on file with the Securities and Exchange Commission and are also available on the Commission's EDGAR System found at www.sec.gov.

FORM 5514

                                    GLOSSARY

We have tried to make this prospectus as easy to read as possible. However, because of the complexity of the policy, it is sometimes necessary to use technical or defined terms. Listed below are some of the unfamiliar terms you may see in this prospectus.

Accumulation Value -- the sum of the policy's values in the subaccounts, the General Account and the loan collateral account.

Age -- the insured's age at his or her nearest birthday.

Attained Age -- the insured's age at the end of the most recent policy year.

Beneficiary -- the beneficiary designated by the policyholder in the application or in the latest notification of change of beneficiary filed with us. If the policyholder is the insured and if no beneficiary survives the insured, the insured's estate will be the beneficiary. If the policyholder is not the insured and no beneficiary survives the insured, the policyholder or the policyholder's estate will be the beneficiary.

Cash Surrender Value -- the accumulation value minus any applicable surrender charges. The cash surrender value is subject to policy indebtedness.

Code -- the Internal Revenue Code of 1986, as amended and all related regulations.

Commission -- the Securities and Exchange Commission.

Corridor Percentage Test -- a method of determining the minimum death benefit as required by the Code to qualify the policy as a "life insurance contract". The minimum death benefit equals the accumulation value plus the accumulation value multiplied by a percentage that varies with age as specified by the Code.

Death Benefit -- the amount payable upon the death of the insured, before deductions for policy indebtedness and unpaid monthly deductions.

Death Benefit Guarantee -- our guarantee that the policy will not lapse so long as you have met the Minimum Premium requirement and the policy is still within the Death Benefit Guarantee period.

General Account -- our assets other than those allocated to our separate accounts. The General Account may also be called the Guaranteed Account or the Fixed Account.

Guideline Annual Premium -- the annual premium that would be payable through the policy maturity date for a specified stated amount of coverage if we scheduled premiums as to both timing and amount and such premiums were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at an annual effective rate of 4%, and fees and charges as set forth in the policy. This is the maximum premium permitted under the Code.

Home Office -- our principal executive offices located at One Financial Way, Cincinnati, Ohio 45242.

Initial Premium -- an amount you must pay to begin policy coverage. It must be at least equal to one monthly minimum premium.

Insured -- the person upon whose life the policy is issued.

Issue Date -- the date we approve your application and issue your policy. The issue date will be the same as the policy date except for backdated policies, for which the policy date will be prior to the issue date.

Loan Collateral Account -- an account to which accumulation value in an amount equal to a policy loan is transferred pro rata from the subaccounts of VAR and the General Account.

FORM 5514

Loan Value -- the maximum amount that you may borrow under the policy. The loan value equals the cash surrender value minus the cost of insurance charges for the balance of the policy year. The loan value minus policy indebtedness equals the amount you may borrow at any given time.

Maturity Date -- unless otherwise specified in the policy, the maturity date is the end of the policy year nearest the insured's 100th birthday.


Minimum Premium -- the monthly premium set forth on the specification page of your policy or any endorsement sent to you following a policy change necessary to maintain the death benefit guarantee. Although we express the minimum premium as a monthly amount, you need not pay it each month. Rather, you must pay, cumulatively, premiums that equal or exceed the sum of the minimum premiums required for each month that the death benefit guarantee remains active. The cumulative minimum premium is reduced by all loans and partial surrenders.


Monthly Deduction -- the monthly charge against cash value which includes the cost of insurance, an administration charge, a risk charge for the death benefit guarantee and the cost of any optional insurance benefits added by rider.

Net Investment Factor -- the percentage change in value of a subaccount from one valuation period to the next.

Net Premiums -- the premiums you pay less the premium expense charge.

Planned Premium -- a schedule indicating the policyholder's planned premium payments under the policy. The schedule is a planning device only and you do not need to adhere to it.

Policy -- the Vari-Vest Asset Builder flexible premium variable life insurance policy. The policy may also be called the contract.

Policy Date -- the date as of which insurance coverage and policy charges begin. The policy date is used to determine policy months and years.

Policy Month -- each policy month starts on the same date in each calendar month as the policy date.

Policy Year -- each policy year starts on the same date in each calendar year as the policy date.

Policy Indebtedness -- the total of any unpaid policy loans.

Policyholder -- the person so designated on the specification page of the policy. The policyholder may also be called the contractowner.

Premium Expense Charge -- an amount deducted from gross premiums consisting of a distribution charge and any state premium tax and other state and local taxes applicable to your policy.

Proceeds -- the amount payable on surrender, maturity or death.

Process Day -- the first day of each policy month. We deduct monthly deductions and credit any interest earned on any amounts in the fixed account or on any outstanding loan balance on this day.

Pronouns -- "our", "us" or "we" means Ohio National Life Assurance Corporation. "You", "your" or "yours" means the insured. If the insured is not the policyholder, "you", "your" or "yours" means the policyholder when referring to policy rights, payments and notices.

Receipt -- with respect to transactions requiring valuation of variable account assets, a notice or request is deemed received by us on the date actually received if received on a valuation date before 4:00 p.m. Eastern Time. If received on a day that is not a valuation date or after 4:00 p.m. Eastern Time on a valuation date, it is deemed received on the next valuation date.

Settlement Options -- methods of paying the proceeds other than in a lump sum.

FORM 5514

Stated Amount -- the minimum death benefit payable under the policy as long as the policy remains in force and which is set forth on the specification page of your policy.

Subaccount -- a subdivision of VAR which invests exclusively in the shares of a corresponding portfolio of one of the Funds.


Surrender Charge -- a charge assessed in connection with policy surrenders, partial surrenders, lapses and decreases in stated amount applicable for 15 years from the policy date with respect to your initial stated amount and from the date of any increase in stated amount with respect to such increase. Surrender charges are based on your age, sex, underwriting classification and length of time you have held your policy. See the specification pages of your policy or the discussion under "Surrender Charges" below for more information.


Valuation Date -- each day on which the net asset value of Fund shares is determined. See the accompanying Fund prospectuses.

Valuation Period -- the period between two successive valuation dates that begins at 4:00 p.m. Eastern Time on one valuation date and ends at 4:00 p.m. Eastern Time on the next valuation date.

VAR -- Ohio National Variable Account R.

FORM 5514

To learn more about ONLAC, this Policy and Ohio National Life, you should read the SAI dated May 1, 2006. You can request a free copy of the SAI, request other information about this policy or make inquiries about your policy by contacting your agent or representative, by contacting us at 1-800-366-6654 or by writing to us at One Financial Way, Cincinnati, Ohio 45242.


The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090.

Investment Company Act of 1940 Registration File No. 811-4320

FORM 5514

                       STATEMENT OF ADDITIONAL INFORMATION


                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


                                One Financial Way
                             Cincinnati, Ohio 45242
                            Telephone (800) 366-6654


                        OHIO NATIONAL VARIABLE ACCOUNT R

                             VARI-VEST ASSET BUILDER
           INDIVIDUAL, FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information contains additional information to the Prospectus for the individual, flexible premium variable life insurance policy (the "Policy") issued by Ohio National Life Assurance Corporation ("the Company"). This Statement of Additional Information is not a prospectus and it should be read only in conjunction with the prospectus for the policy. The prospectus for the Policy is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the prospectus by contacting your agent or representative or by writing us at the address above or calling us toll-free at the telephone number listed above.



                                   May 1, 2006

Table of Contents
-----------------

General Information...................................................  1
Services..............................................................  2
Additional Information about Operation of Policies and Registrant.....  2
Additional Information about Charges..................................  4
Performance Data......................................................  5
Indemnification.......................................................  5
Principal Underwriter.................................................  6
Financial Data........................................................

GENERAL INFORMATION

Ohio National Life Assurance Corporation

We were established on June 26, 1979 under the laws of Ohio to facilitate the issuance of certain nonparticipating insurance policies. We are a wholly-owned stock subsidiary of Ohio National Life. We are licensed to sell life insurance in 47 states, the District of Columbia and Puerto Rico.

The Ohio National Life Insurance Company ("Ohio National Life")


Ohio National Life was organized under the laws of Ohio on September 9, 1909 as a stock life insurance company. Ohio National is now a subsidiary of Ohio National Financial Services, Inc., which is a subsidiary of Ohio National Mutual Holdings, Inc. It writes life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently it has assets in excess of $20.5 billion and equity in excess of $1.2 billion. Ohio National Life provided us with the initial capital to finance our operations. From time to time, Ohio National Life may make additional capital contributions, although it is under no legal obligation to do so and its assets do not support the benefits provided under your policy.


Ohio National Variable Account R ("VAR")

We established VAR on May 6, 1985 pursuant to the insurance laws of the State of Ohio. VAR is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. Such registration does not involve supervision by the Commission of the management or investment policies of the variable account or of us. Under Ohio law, VAR's assets are held exclusively for the benefit of policyholders and persons entitled to payments under the policy. VAR's assets are not chargeable with liabilities arising out of our other business.

We keep VAR's assets physically segregated from assets of our General Account. We maintain records of all purchases and redemptions of Fund shares by each of VAR's subaccounts.

VAR has subaccounts corresponding to each of the Funds listed in the prospectus. VAR may in the future add or delete investment subaccounts. Each investment subaccount will invest exclusively in shares representing interests in one of the Funds. The income and realized and unrealized gains or losses on the assets of each subaccount are credited to or charged against that subaccount without regard to income or gains or losses from any other subaccount.

SERVICES



Custodian



U.S. Bank, NA, 425 Walnut Street, Cincinnati, Ohio, serves as custodian of the assets of VAR.









Independent Registered Public Accounting Firm



The financial statements of Ohio National Variable Account R and Ohio National Life Assurance Corporation for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 W. Nationwide Boulevard, Columbus, Ohio, 45215.



ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Additions, Deletions or Substitutions of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares held by any subaccount or which any subaccount may purchase. If shares of the Funds should no longer be available for investment or if, in the judgment of management, further investment in shares of the Funds would be inappropriate in view of the purposes of the policy, we may substitute shares of any other investment company for shares already purchased, or to be purchased in the future. No substitution of securities will take place without notice to and the consent of policyholders and without prior approval of the Commission, all to the extent required by the 1940 Act. In addition, the investment policy of VAR will not be changed without the approval of the Ohio Superintendent of Insurance and such approval will be on file with the state insurance regulator of the state where your policy was delivered.

Annual Report

Each year we will send you a report which shows the current accumulation value, the cash surrender value, the stated amount, any policy indebtedness, any partial withdrawals since the date of the last report, investment experience credited since the last report, premiums paid and all charges imposed since the last annual report. We will also send you all reports required by the 1940 Act.


We will also make available an illustration report. This report will be based on planned premiums, guaranteed cost of insurance and guaranteed interest, if any. It will show the estimated accumulation value of your policy one year from the date of the report. Although there is generally no charge, we may charge a fee of not more than $100 for this report and if you make special requests for an annual report of your account.

Limitation on Right to Contest

We will not contest the insurance coverage provided under the policy, except for any subsequent increase in stated amount, after the policy has been in force during your lifetime for a period of two years from the policy date. This provision does not apply to any rider which grants disability or accidental death benefits. Any increase in the stated amount will not be contested after such increase has been in force during your lifetime for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning the increase.

Misstatements

If the age or sex of the insured has been misstated in an application, including a reinstatement application, the amount payable under the policy by reason of the death of the insured will be 1.0032737 multiplied by the sum of (i) and (ii) where:

     (i)  Is the accumulation value on the date of death; and

     (ii) is the death benefit, less the accumulation value on the date of death, multiplied by the ratio of (a) the cost of insurance actually deducted at the beginning of the policy month in which the death occurs to (b) the cost of insurance that should have been deducted at the insured's true age or sex.

Suicide

The policy does not cover the risk of suicide or self-destruction within two years from the policy date or two years from the date of any increase in stated amount with respect to that increase, whether the insured is sane or insane. In the event of suicide within two years of the policy date, we will refund premiums paid, without interest, less any policy indebtedness and less any partial surrender. In the event of suicide within two years of an increase in stated amount, we will refund any premiums allocated to the increase, without interest, less a deduction for a share of any policy indebtedness outstanding and any partial surrenders made since the increase. The share of indebtedness and partial surrenders so deducted will be determined by dividing the total face amount at the time of death by the face amount of the increase.

Beneficiaries

The primary and contingent beneficiaries are designated by the policyholder on the application. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with us. If more than one beneficiary survives the insured, the proceeds of the policy will be paid in equal shares to the survivors in the appropriate beneficiary class unless requested otherwise by the policyholder.

Assignment

The policy may be assigned as collateral security. We must be notified in writing if the policy has been assigned. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of an assignment. The policyholder's rights and the rights of the beneficiary may be affected by an assignment.

Non-Participating Policy

The policy does not share in our surplus distributions. No dividends are payable with respect to the policy.

Optional Insurance Benefits

Subject to certain requirements, one or more optional insurance benefits may be added to your policy, including riders providing additional term insurance, spouse/additional insured term insurance, family plan/children insurance, a guaranteed purchase option, accidental death, waiver of premium, continuation of coverage, business exchange rider and accelerated death benefit. Optional riders may not be approved in all states and may be withdrawn by the Company at anytime, without prior notice. More detailed information concerning such riders may be obtained from your agent. The cost of any optional insurance benefits will be deducted as part of the monthly deduction.

The accelerated death benefit, also called the Lifetime Advantage Rider, permits you to withdraw up to half the value of your policy in the event you are diagnosed with a terminal disease and not expected to live more than 12 months. There is no charge for this rider and you can select the rider at anytime by contacting us.


ADDITIONAL INFORMATION ABOUT CHARGES



Special Purchase Plans

Ohio National Life and its affiliated companies offer a credit on the purchase of policies by any of their employees, directors or retirees, or their spouse or the surviving spouse of a deceased retiree, covering any of the foregoing or any of their minor children, or any of their children ages 18 to 21 who is either
(i) living in the purchaser's household or (ii) a full-time college student being supported by the purchaser, or any of the purchaser's minor grandchildren under the Uniform Gifts to Minors Act. This credit is treated as additional premium under the policy.

The amount of the initial credit equals 45% of the first policy year's maximum commissionable premium or 45% of the maximum commissionable premium of an increase, which is credited to the General Account of the employee's policy effective one day after the latest of the following three dates:

     - the policy approval date,

     - the policy effective date, or

     - the date the initial payment is received.

The subsequent credit, which is based on 4.9% of first year premium in excess of the maximum commissionable premium plus 4.9% of premiums paid in policy years two through six, is credited to the General Account of the employee's policy at the beginning of the seventh policy year. For any increase that occurs during the first six policy years, the 45% initial credit on the increase described above substitutes for the 4.9% subsequent credit on that portion of the premium attributable to the increase.

If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.

Underwriting Procedures

Guaranteed maximum cost of insurance rates are based on the 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age nearest birthday, with distinction for the insured's gender and smoking status. The rates will reflect the insured's risk classes.
Supplemental Benefits

There are several supplemental benefits or riders that may be added to your Policy. These riders or benefits may not be available in all states. All of the supplemental benefits or riders impose additional charges which are disclosed in the prospectus.

Term Rider - allows you to buy term insurance coverage as a part of your policy. If you choose to convert the term rider to permanent insurance at some point in the future, it will be treated the same as an increase to the Policy's stated amount.

Waiver of Stipulated Premium - provides for a continuation of premium payments (at a predetermined level) if the insured becomes totally disabled for six months or more.

Accidental Death Benefit - provides for an additional death benefit if the insured's death result from accidental injury and occurs within 180 days from the accident.

Guaranteed Purchase Option - provides the right to purchase additional permanent life insurance coverage, on certain predetermined future dates, without having to prove that you are still insurable.

Lifetime Advantage Rider - an accelerated death benefit option which allows the policyowner to receive up to 50% of a policy's death benefit, up to $250,000 if the insured is diagnosed as terminally ill with twelve months or less to live. There is no charge for this rider and it may added to the Policy at any time.

Family Term Life Insurance Rider - provides term insurance coverage on your child(ren) as part of your Policy.

Spouse Term Rider/Additional Insured Rider - provides term insurance coverage on the insured's spouse or someone other than the insured's spouse or children as part of the Policy.

Continuation of Coverage Rider - enables you to continue the full death benefit amount of your policy past the maturity date of age 100, as long as there is a positive cash surrender value in the policy at the time. This rider is only available at the time the policy is issued.

Exchange of Life Rider - Allows the named insured to be changed.

PERFORMANCE DATA

We may disclose yields, total returns and other performance data for the Portfolios. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Average Annual Total Return Calculations

Each Portfolio may advertise its average annual total return. We calculate each portfolio's average annual total return using the following method:

     - A hypothetical $10,000 investment in each Portfolio on the first day of the period at the maximum offering price ("initial investment") is assumed.

     - We calculate the ending value ("ending value") of that investment at the end of 1-, 5- and 10-year periods. If average annual total return for a Subaccount is not available for a stated period, we may show average annual total return since Subaccount inception. The ending value reflects the effect of the mortality and expense risk charge and all other Investment Option operating expenses. We do not reflect any cost of insurance charges, premium taxes, surrender charges or any other insurance-related charges in the calculation.

     - The ending value is divided by the initial investment.

     - The quotient is taken to the Nth root (N representing the number of years in the period), 1 is subtracted from the result and the result is expressed as a percentage to the nearest one-hundredth of one percent.

INDEMNIFICATION

Our officers, directors and employees who have access to the assets of the variable account are covered by fidelity bonds issued by United States Fidelity & Guaranty Company in the aggregate amount of $3,000,000.

PRINCIPAL UNDERWRITER



Ohio National Equities, Inc. ("ONEQ"), an Ohio corporation and another wholly-owned subsidiary of Ohio National Life, is the principal underwriter of the policies. ONEQ is located at One Financial Way, Cincinnati, Ohio 45242. The policies are offered on a continue basis. Under a distribution and service agreement with ONEQ first executed on May 1, 1997, we reimburse it for any expenses incurred by it in connection with the distribution of the policies. This agreement may be terminated at any time by either party on 60 days' written notice. The following chart shows the premium payments received by VAR for the last three years and the aggregate amount of commissions paid to ONEQ for contracts issued by VAR and the amounts retained by ONEQ for each of the last three years.



Year       Premiums Received by VAR      Aggregate Commissions       Retained Commissions
-----------------------------------------------------------------------------------------
2005           $36,229,582.00                $3,138,161.81                $46,975.80
2004           $37,758,431.09                $3,164,584.85                $60,357.30
2003           $36,682,474.04                $2,891,971.52                $57,146.52


The policy is sold by individuals who, in addition to being licensed as life insurance agents, are also registered representatives (a) of The O.N. Equity Sales Company ("ONESCO"), a wholly-owned subsidiary of Ohio National Life, or
(b) of other broker-dealers that have entered into distribution agreements with the principal underwriter of the policies. ONESCO and the other broker-dealers are responsible for supervising and controlling the conduct of their registered representatives in connection with the offer and sale of the policy. ONESCO and the other broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.


In addition to this and the other contracts issued by Ohio National Life Assurance Corporation and Ohio National Variable Account R, ONEQ also serves as the principal underwriter for variable annuity contracts issued by The Ohio National Life Insurance Company through Ohio National Variable Account A, Variable Account B, Variable Account C and Variable Account D and for variable life and annuity contracts issued by National Security Life and Annuity Company through National Security Variable Account L and Variable Account N, respectively.


The officers and directors of ONEQ are:


David B. O'Maley........................... Director and Chairman
John J. Palmer............................. Director and President
Thomas A. Barefield........................ Senior Vice President
Trudy K. Backus............................ Director and Vice President
James I. Miller II......................... Director and Vice President
Michael F. Haverkamp....................... Director and Secretary
Barbara A. Turner.......................... Vice President of Operations
                                                 & Comptroller and Treasurer
Marcus L. Collins.......................... Assistant Secretary
Cletus L. Davis............................ Tax Officer
Jeffrey A. Bley, Jr........................ Chief Compliance Officer
Robert K. Gongwer.......................... Tax Officer

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                              Financial Statements

                           December 31, 2005 and 2004

     (With Report of Independent Registered Public Accounting Firm Thereon)

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
Ohio National Life Assurance Corporation:

We have audited the accompanying balance sheets of Ohio National Life Assurance Corporation (the Company) (a wholly owned subsidiary of The Ohio National Life Insurance Company) as of December 31, 2005 and 2004, and the related statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ohio National Life Assurance Corporation as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

April 24, 2006

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                                 Balance Sheets

                           December 31, 2005 and 2004

                  (Dollars in thousands, except share amounts)

                                                              2005         2004
                                                           ----------   ---------
                         ASSETS
Investments (notes 5, 8, and 9):
   Fixed maturities available-for-sale, at fair value      $1,381,428   1,323,587
   Fixed maturities held-to-maturity, at amortized cost        59,938      51,769
   Mortgage loans on real estate, net                         364,458     295,222
   Policy loans                                                55,460      51,286
   Other long term investments                                  9,067      12,394
                                                           ----------   ---------
      Total investments                                     1,870,351   1,734,258
Cash                                                           31,143      16,892
Accrued investment income                                      19,873      18,533
Deferred policy acquisition costs                             297,663     246,700
Reinsurance recoverable (note 12)                             253,850     226,074
Other assets                                                    4,010       3,136
Assets held in separate accounts (note 8)                     247,456     229,096
                                                           ----------   ---------
      Total assets                                         $2,724,346   2,474,689
                                                           ==========   =========
          LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits and claims (note 6)                 $1,995,643   1,820,844
Other policyholder funds                                        8,834       5,964
Federal income taxes (note 7):
   Current                                                      5,163       7,984
   Deferred                                                    28,423      24,910
Other liabilities                                              24,523      23,523
Liabilities related to separate accounts (note 8)             247,456     229,096
                                                           ----------   ---------
      Total liabilities                                     2,310,042   2,112,321
                                                           ----------   ---------
Commitments and contingencies (notes 7, 9, 11, and 12)
Stockholder's equity (notes 3 and 10):
   Class A common stock, $3,000 par value. Authorized
      10,000 shares; issued and outstanding 3,200 shares        9,600       9,600
   Additional paid-in capital                                  71,977      42,025
   Accumulated other comprehensive income                      16,304      17,609
   Retained earnings                                          316,423     293,134
                                                           ----------   ---------
      Total stockholder's equity                              414,304     362,368
                                                           ----------   ---------
      Total liabilities and stockholder's equity           $2,724,346   2,474,689
                                                           ==========   =========

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                              Statements of Income

                  Years ended December 31, 2005, 2004, and 2003

                             (Dollars in thousands)

                                                     2005       2004      2003
                                                   --------   -------   -------
Revenues:
   Universal life policy charges                   $ 86,120    83,917    76,110
   Traditional life insurance premiums               39,274    33,052    29,004
   Accident and health insurance premiums             6,967     7,453     7,652
   Annuity premiums and charges                         189       708       849
   Net investment income (note 5)                   122,505   119,559   108,928
   Net realized losses on investments (note 5)      (21,663)  (11,139)   (2,400)
   Other income (loss), net                              31       (28)      355
                                                   --------   -------   -------
                                                    233,423   233,522   220,498
                                                   --------   -------   -------
Benefits and expenses:
   Benefits and claims                              147,430   141,918   137,290
   Amortization of deferred policy acquisition
      costs, excluding impact of realized losses     27,950    26,093    12,901
   Amortization of deferred policy acquisition
      costs due to realized losses                     (687)     (770)   (1,708)
   Other operating costs and expenses (note 14)      17,713    18,132    18,932
                                                   --------   -------   -------
                                                    192,406   185,373   167,415
                                                   --------   -------   -------
         Income before income taxes                  41,017    48,149    53,083
                                                   --------   -------   -------
Income taxes (note 7):
   Current expense                                    7,821     6,447    12,158
   Deferred expense                                   4,407    10,051     6,125
                                                   --------   -------   -------
                                                     12,228    16,498    18,283
                                                   --------   -------   -------
         Net income                                $ 28,789    31,651    34,800
                                                   ========   =======   =======

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                  Statements of Changes in Stockholder's Equity

                  Years ended December 31, 2005, 2004, and 2003

                             (Dollars in thousands)

                                                              ACCUMULATED
                                      CLASS A   ADDITIONAL       OTHER                      TOTAL
                                       COMMON     PAID-IN    COMPREHENSIVE   RETAINED   STOCKHOLDER'S
                                       STOCK      CAPITAL    INCOME (LOSS)   EARNINGS      EQUITY
                                      -------   ----------   -------------   --------   -------------
2003:
   Balance, beginning of year          $9,600     27,025         6,503       240,121       283,249
   Capital contribution from parent
      (note 14)                            --     15,000            --            --        15,000
   Dividends to parent (note 10)           --         --            --        (8,438)       (8,438)
   Comprehensive income:
      Net income                           --         --            --        34,800        34,800
      Other comprehensive loss
         (note 4)                          --         --        (2,844)           --        (2,844)
         Total comprehensive income                                                         31,956
                                       ------     ------        ------       -------       -------
   Balance, end of year                $9,600     42,025         3,659       266,483       321,767
                                       ======     ======        ======       =======       =======
2004:
   Balance, beginning of year          $9,600     42,025         3,659       266,483       321,767
   Dividends to parent (note 10)           --         --            --        (5,000)       (5,000)
   Comprehensive income:
      Net income                           --         --            --        31,651        31,651
      Other comprehensive income
         (note 4)                          --         --        13,950            --        13,950
         Total comprehensive income                                                         45,601
                                       ------     ------        ------       -------       -------
   Balance, end of year                $9,600     42,025        17,609       293,134       362,368
                                       ======     ======        ======       =======       =======
2005:
   Balance, beginning of year          $9,600     42,025        17,609       293,134       362,368
   Capital contribution from parent
      (note 14)                            --     29,952            --            --        29,952
   Dividends to parent (note 10)           --         --            --        (5,500)       (5,500)
   Comprehensive income:
      Net income                           --         --            --        28,789        28,789
      Other comprehensive loss
         (note 4)                          --         --        (1,305)           --        (1,305)
         Total comprehensive income                                                         27,484
                                       ------     ------        ------       -------       -------
   Balance, end of year                $9,600     71,977        16,304       316,423       414,304
                                       ======     ======        ======       =======       =======

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                            Statements of Cash Flows

                  Years ended December 31, 2005, 2004, and 2003

                             (Dollars in thousands)

                                                                    2005       2004       2003
                                                                 ---------   --------   --------
Cash flows from operating activities:
   Net income                                                    $  28,789     31,651     34,800
   Adjustments to reconcile net income to net cash provided by operating activities:
      Interest credited to policyholder account values              79,174     76,385     74,532
      Universal life product policy fees                           (78,730)   (72,915)   (68,155)
      Capitalization of deferred policy acquisition costs          (53,361)   (48,729)   (45,880)
      Amortization of deferred policy acquisition costs             27,263     25,323     11,193
      Amortization and depreciation                                   (538)      (393)       709
      Realized losses on invested assets, net                       21,663     11,139      2,400
      Deferred income taxes                                          4,407     10,051      6,125
      Increase in accrued investment income                         (1,340)      (257)    (1,736)
      Increase in reinsurance receivables and other assets         (28,650)   (17,935)   (38,404)
      Increase in policyholder liabilities                          31,781     32,956     50,914
      Increase (decrease) in other policyholder funds                7,203         27        (83)
      (Decrease) increase in current Federal income tax
         payable                                                    (2,821)    (6,916)     7,625
      Increase (decrease) in other liabilities                       1,000     (5,592)    (5,695)
      Other, net                                                    (2,068)    (2,426)    (1,317)
                                                                 ---------   --------   --------
         Net cash provided by operating activities                  33,772     32,369     27,028
                                                                 ---------   --------   --------
Cash flows from investing activities:
   Proceeds from sale and maturity of fixed maturities
      available-for-sale                                           161,412    188,703    143,881
   Proceeds from maturity of fixed maturities held-to-maturity      16,026      6,571     17,815
   Proceeds from repayment of mortgage loans on real estate         34,505     56,352     36,533
   Proceeds from the sale of real estate                                --         --     34,682
   Proceeds from other long term investments                         5,858     27,529     28,883
   Cost of fixed maturities available-for-sale acquired           (252,804)  (372,093)  (369,769)
   Cost of fixed maturities held-to-maturity acquired              (23,827)    (7,500)    (6,264)
   Cost of mortgage loans on real estate acquired                 (103,831)   (31,751)   (24,312)
   Cost of other long term investments                                (427)    (6,627)    (3,250)
   Change in policy loans, net                                      (4,174)      (182)    (2,584)
                                                                 ---------   --------   --------
         Net cash used in investing activities                    (167,262)  (138,998)  (144,385)
                                                                 ---------   --------   --------
Cash flows from financing activities:
   Universal life and investment product account deposits          230,316    192,724    195,052
   Universal life and investment product account withdrawals       (92,075)   (94,434)   (81,669)
   Capital contribution from parent                                 15,000         --     15,000
   Dividends to parent                                              (5,500)    (5,000)    (8,438)
                                                                 ---------   --------   --------
         Net cash provided by financing activities                 147,741     93,290    119,945
                                                                 ---------   --------   --------
         Net increase (decrease) in cash and cash equivalents       14,251    (13,339)     2,588
Cash and cash equivalents, beginning of year                        16,892     30,231     27,643
                                                                 ---------   --------   --------
Cash and cash equivalents, end of year                           $  31,143     16,892     30,231
                                                                 =========   ========   ========
Supplemental disclosure:
   Income taxes paid                                             $  10,446     13,000      4,701

See accompanying notes to financial statements.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

(1)  ORGANIZATION AND BUSINESS DESCRIPTION

     Ohio National Life Assurance Corporation (ONLAC or the Company) is a stock life insurance company wholly owned by The Ohio National Life Insurance Company (ONLIC), a stock life insurance company. ONLAC is a life and health insurer licensed in 47 states, the District of Columbia and Puerto Rico. The Company offers term life, universal life, disability, and annuity products through independent agents and other distribution channels and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance departments of states in which it is licensed and undergoes periodic examinations by those departments.

     The following is a description of the most significant risks facing life and health insurers and how the Company mitigates those risks:

          LEGAL/REGULATORY RISK is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. That is, regulatory initiatives designed to protect or benefit policyholders that reduce insurer profits, new legal theories or insurance company insolvencies (through guaranty fund assessments) may create costs for the insurer beyond those recorded in the financial statements. The Company attempts to mitigate this risk by offering a wide range of products and by operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

          CREDIT RISK is the risk that issuers of securities owned by the Company or mortgagors on mortgage loans on real estate owned by the Company will default or that other parties, including reinsurers, which owe the Company money, will not pay. The Company attempts to minimize this risk by adhering to a conservative investment strategy that includes adequate diversification of the investment portfolio, by maintaining reinsurance and credit and collection policies and by closely monitoring the credit worthiness of investees and reinsurers and taking prompt actions as necessary.

          INTEREST RATE RISK is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company attempts to mitigate this risk by charging fees for nonconformance with certain policy provisions, by offering products that transfer this risk to the purchaser, and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

          EQUITY MARKET RISK is the risk of loss due to declines in the equity markets that the Company participates in. A source of revenues for the Company is derived from asset fees, which are calculated as a percentage of Separate Account assets. Thus, losses in the equity markets, unless offset by additional sales of variable products, will result in corresponding decreases in Separate Account assets and asset fee revenue.


                                        6                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          REINSURANCE RISK is the risk that the Company will experience a decline in the availability of financially stable reinsurers for its ongoing business needs. The Company has entered into reinsurance contracts to cede a portion of its general account life and health business. Total amounts recoverable under these reinsurance contracts include ceded reserves, paid and unpaid claims, and certain other amounts, which totaled $253,850 and $226,074 as of December 31, 2005 and 2004, respectively. The ceding of risk does not discharge the Company, as the original insurer, from its primary obligation to the contract holder.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which differ from statutory accounting practices prescribed or permitted by regulatory authorities (see note 3).

     (A)  VALUATION OF INVESTMENTS, RELATED GAINS AND LOSSES, AND INVESTMENT
          INCOME

          Fixed maturity securities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity and are stated at amortized cost. Fixed maturity securities not classified as held-to-maturity are classified as available-for-sale and are stated at fair value, with the unrealized gains and losses, net of adjustments to deferred policy acquisition costs, future policy benefits and claims, and deferred federal income tax, reported as a separate component of accumulated other comprehensive income in stockholder's equity. The adjustment to deferred policy acquisition costs represents the change in amortization of deferred policy acquisition costs that would have been required as a charge or credit to operations had such unrealized amounts been realized. The Company has no fixed maturity securities classified as trading.

          The fair value of fixed maturity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or "internal pricing matrix" is most often used. The internal pricing matrix is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the internal matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for the bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, qualified company representatives determine the fair value using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2005, 86.8% of the fair values of fixed maturity securities were obtained from independent pricing services, 12.7% from the Company's pricing matrices and .5% from other sources.


                                       7                             (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When actual prepayments differ from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

          Mortgage loans on real estate are carried at the unpaid principal balance less valuation allowances. The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. The measurement of impaired loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate or, at the fair value of the collateral less estimated costs to sell, if the loan is collateral dependent. Loans in foreclosure and loans considered to be impaired as of the balance sheet date are placed on nonaccrual status. Cash receipts on nonaccrual status mortgage loans on real estate are included in interest income in the period received.

          Real estate is carried at cost less accumulated depreciation and valuation allowances. Other long-term investments are carried on the equity basis, adjusted for valuation allowances.

          Realized gains and losses on the sale of investments are determined on the basis of specific security identification on the trade date. Estimates for valuation allowances and other-than-temporary declines of the fair value of invested assets are included in realized gains and losses on investments.

          Management regularly reviews its fixed maturity securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. A number of criteria are considered during this process including, but not limited to, the current fair value as compared to amortized cost or cost, as appropriate, the length of time the security's fair value has been below amortized cost or cost, and by how much, specific credit issues related to the issuer, and current economic conditions. Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in the securitized financial assets. Based on current information and events, if the Company estimates that the fair value of its beneficial interest is not greater than or equal to its carrying value and if there has been a decrease in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other-than-temporary impairment (OTI) is recognized and the purchased beneficial interest is written down to fair value. OTI losses result in a permanent reduction of the cost basis of the underlying investment. OTI losses on mortgage backed securities result in the effective yield on an impaired security being revised to current prevailing rates and estimated cash flows.

          Interest is accrued as earned.

     (B)  REVENUES AND BENEFITS

          Traditional Life Insurance Products - Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of term life policies. Premiums for


                                       8                             (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

          Investment Products and Universal Life Insurance Products - Investment products consist primarily of individual immediate and deferred annuities. Universal life insurance products include universal life, variable universal life and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net interest margins, cost of insurance charges, policy administration charges, and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to charges assessed on investment contracts and universal life contracts is determined based upon the nature of such charges. All charges are assessed on a daily, monthly or annual basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs, and interest credited to policy account balances.

          Accident and Health Insurance Products - Accident and health insurance premiums are recognized as revenue in accordance with the terms of the policies. Policy claims are charged to expense in the period that the claims are incurred.

     (C)  DEFERRED POLICY ACQUISITION COSTS (DAC)

          The recoverable costs of acquiring new business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses have been capitalized. For traditional nonparticipating life insurance products, DAC is predominantly being amortized with interest over the premium paying period of the related policies in proportion to premium revenue. Such anticipated premium revenue was estimated using the same assumptions as were used for computing liabilities for future policy benefits. For investment and universal life products, DAC is being amortized with interest over the lives of the policies in relation to the present value of the estimated future gross profits from projected interest margins, cost of insurance charges, policy administration charges, and surrender charges. DAC for investment and universal life business is adjusted to reflect the impact of unrealized gains and losses on the related fixed maturity securities available-for-sale (see note 2(a)).

          The Company's long-term assumption for net separate account performance is 8.54%, a blend of expected returns from stock, money market and bond funds after deductions for policy charges. The Company assumes that the level of separate account assets resulting from market performance will revert, over a three year period, to the level expected if the long-term assumed trend rate had applied. This assumption to the estimation of long-term returns is commonly referred to as a reversion to the


                                       9                             (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          mean. The Company's policy regarding the reversion to the mean process does not permit projected returns to be below 2.72% or in excess of 16.65% during the three-year reversion period.

          Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization. Any resulting DAC unlocking adjustments are reflected currently in the statements of income.

     (D)  SEPARATE ACCOUNTS

          Separate Account assets and liabilities represent contractholders' funds, which have been segregated into accounts with specific investment objectives. The investment income and gains or losses of these accounts accrue directly to the contract holders. The activity of the Separate Accounts is not reflected in the statements of income and cash flows except for the fees the Company receives for administrative services and risks assumed.

     (E)  FUTURE POLICY BENEFITS

          Future policy benefits for traditional life insurance policies have been calculated using a net level premium method based on estimates of mortality, morbidity, investment yields, and withdrawals which were used or which were being experienced at the time the policies were issued (see note 6).

          Future policy benefits for investment products in the accumulation phase, universal life insurance products and variable universal life insurance products have been calculated based on participants' contributions plus interest credited less applicable contract charges (see note 6).

     (F)  REINSURANCE CEDED

          Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported on a gross basis.

     (G)  INCOME TAXES

          Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.


                                       10                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

          The Company is included as part of the consolidated Federal income tax return of its common parent, Ohio National Mutual Holdings, Inc.
          (ONMH), and its U.S. domestic subsidiaries.

     (H)  CASH EQUIVALENTS

          For purposes of the statements of cash flows, the Company considers all short-term investments with original maturities of three months or less to be cash equivalents.

     (I)  USE OF ESTIMATES

          In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

          The estimates susceptible to significant change are those used in determining the balance, amortization and recoverability of deferred policy acquisition costs, the liability for future policy benefits and claims, contingencies, income taxes, valuation allowances for mortgage loans on real estate and impairment losses on investments. Although some variability is inherent in these estimates, management believes the amounts provided are appropriate.

     (J)  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

          On February 16, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The following is a summary of SFAS No. 155: (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity's fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year.


                                       11                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company is currently evaluating the potential effects of SFAS 155 on the Company's financial position and results of operations.

          In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (SFAS) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the Financial Accounting Standards Board (FASB). SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 should be as of the beginning of an entity's fiscal year. The Company plans to adopt SOP 05-1 effective January 1, 2007. Although the Company is currently unable to quantify the impact of adoption, SOP 05-1 could have a material impact on the Company's financial position and/or results of operations once adopted.

          In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, Accounting Changes (APB 20), and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 requires retrospective application of changes in accounting principle to prior period financial statements, unless it is impracticable to determine either the period - specific effects or the cumulative effect of the change. When it is impracticable to determine the period - specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported on the income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate and justifying a change in accounting principle on the basis of preferability. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company will adopt SFAS


                                       12                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          154 effective January 1, 2006. SFAS 154 is not expected to have any impact on the Company's financial position or results of operations upon adoption.

          Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1) was issued on October 23, 2003. On September 8, 2004, the FASB exposed for comment FSP EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF Issue 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, which delayed the effectiveness of the guidance in EITF 03-1 in its entirety, with the exception of certain disclosure requirements. The delay had no impact on the Company's financial position or results of operations.

          At its June 29, 2005 meeting, the FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment. Instead, the FASB decided to issue proposed FSP EITF 03-1-a, Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1, as final. The final FSP supersedes EITF 03-1 and EITF Topic No. D-44, Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value (EITF Topic D-44). The final FSP, re-titled FSP FAS 115-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (FSP FAS 115-1), was issued on November 3, 2005 and replaces the guidance set forth in paragraphs 10 - 18 of EITF 03-1 with references to existing other-than-temporary impairment guidance. FSP FAS 115-1 codifies the guidance set forth in EITF Topic D-44 and clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell has not been made. At its September 14, 2005 meeting, the FASB decided that FSP FAS 115-1 would be applied prospectively effective for periods beginning after December 15, 2005. FSP FAS 115-1 does not address when a debt security should be designated as non-accrual or how to subsequently report income on a non-accrual debt security. The Company continues to actively monitor its portfolio for any securities deemed to be other-than-temporarily impaired based on the guidelines in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and SEC SAB No. 59, Accounting for Noncurrent Marketable Equity Securities, which is expected to be the guidance referenced in FSP FAS 115-1. Because the Company's existing policies are consistent with the guidance in FSP FAS 115-1, the adoption of FSP FAS 115-1 had no impact on the Company's financial position or results of operations.

          In July 2003, the AICPA issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1). SOP 03-1 addresses a number of topics, the most significant of which is the appropriate accounting for policies with guaranteed minimum death benefits (GMDB). SOP 03-1 requires companies to determine whether the presence of a GMDB causes a contract to be an insurance contract rather than an investment contract. For insurance contracts, companies are required to establish a reserve to recognize a portion of current period revenues that are


                                       13                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          compensation for future insurance benefits. SOP 03-1 also provides guidance on separate account presentation, interest in separate accounts, sales inducements, annuitization options and indexed returns on separate accounts. The Company adopted SOP 03-1 on January 1, 2004. The adoption of SOP 03-1 did not have any impact on the Company's results of operations or financial position.

          In June 2004, the FASB issued a FSP of SFAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability (FSP SFAS 97-1), to clarify the guidance related to unearned revenue reserves (URR). The primary purpose of FSP SFAS 97-1 is to address the practice question of whether SOP 03-1 restricts the application of the URR guidance in SFAS No. 97 to situations in which profits are expected to be followed by losses. Because the Company was computing its URR in accordance with FSP SFAS 97-1 at the time SOP 03-1 was adopted, the issuance of FSP SFAS 97-1 had no impact on the Company's financial position or results of operations at the time of adoption.

          In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (SFAS 150). SFAS 150 establishes standards for the classification and measurement of certain freestanding financial instruments that embody obligations of the issuer and have characteristics of both liabilities and equity. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. As originally issued, the guidance in SFAS 150 was generally effective for financial instruments entered into or modified after May 31, 2003, and otherwise effective at the beginning of the first interim period beginning after June 15, 2003. Adjustments required as a result of the application of SFAS 150 to existing instruments should be reported as a cumulative effect of a change in accounting principle. In November 2003, the FASB issued FSP No. 150-3, Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FASB Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (FSP 150-3). FSP 150-3 clarified that SFAS 150 does not apply to certain mandatorily redeemable financial instruments issued by limited-life subsidiaries. The adoption of SFAS 150 on July 1, 2003 did not have any impact on the Company's results of operations or financial position.

          In April 2003, the FASB released SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities (SFAS 149). SFAS 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133). SFAS 149 is generally effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS 149 on July 1, 2003 did not have any impact on the results of operations or financial position of the Company.

          In April 2003, the FASB issued Derivatives Implementation Group (DIG) Issue B36, Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are


                                       14                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

          Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (DIG B36), which addresses the need to separately account for an embedded derivative within a reinsurer's receivable and ceding company's payable arising from modified coinsurance or similar arrangements. Paragraph 12.a. of SFAS 133 indicates that an embedded derivative must be separated from the host contract (bifurcated) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance or similar arrangement because the yield on the receivable and payable is based on or referenced to a specified proportion of the ceding company's return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The adoption of Issue B36 did not have any impact on the results of operations or financial position of the Company.

          In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities - an interpretation ARB No. 51 (FIN 46). Accounting Research Bulletin No. 51, Consolidated Financial Statements (ARB 51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved via ownership of a majority voting interest. FIN 46 clarifies the application of ARB 51 to certain "variable interest entities" (VIE) where the equity investors do not have all of the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Companies adopting FIN 46 must first identify VIEs with which they are involved and then determine if the Company is the "primary beneficiary" of a VIE. The primary beneficiary is the company that absorbs a majority of the VIE's expected losses, residual returns or both. The primary beneficiary is required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46. In December 2003, the FASB issued FIN 46R, which required all public companies to apply the provisions of FIN 46 or FIN 46R to special purpose entities created prior to February 1, 2003. The primary difference between FIN 46R and FIN 46 was the criteria to be followed in determining the primary beneficiary. The adoption of FIN 46 did not have any impact on the operations or financial position of the Company.

     (K)  RECLASSIFICATIONS

          Certain amounts in the 2004 and 2003 financial statements have been reclassified to conform to the 2005 presentation.

(3)  BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in accordance with GAAP, which differs from statutory accounting practices prescribed or permitted by regulatory authorities. Annual Statements for ONLAC, filed with the Ohio Department of Insurance (the Department), are prepared on a basis of accounting practices prescribed or permitted by such regulatory authority. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners


                                       15                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

     (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no material permitted statutory accounting practices.

     The statutory basis net (loss) income of ONLAC for the years ended December 31, 2005, 2004, and 2003 was $(20,249), $6,718, and $14,646, respectively.
     The statutory basis capital and surplus of ONLAC as of December 31, 2005 and 2004 was $164,446 and $138,327, respectively. The primary reasons for the differences between equity and net income (loss) on a GAAP basis versus capital and surplus and net income (loss) on a statutory basis are that, for GAAP reporting purposes: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses, are amortized over the period benefited rather than charged to income in the year incurred; (2) future policy benefit reserves are based on anticipated Company experience for lapses, mortality and investment yield, rather than statutory mortality and interest requirements, without consideration of withdrawals; (3) investments in bonds available-for-sale are carried at fair value rather than amortized cost; (4) the asset valuation reserve and interest maintenance reserve are not recorded; (5) reserves are reported gross of ceded reinsurance balances; (6) changes in deferred taxes are recognized in operations; (7) the costs of providing defined pension benefits include nonvested participants; (8) the costs of providing postretirement benefits include nonvested participants; (9) there is a presentation of other comprehensive income and comprehensive income; (10) the costs of providing postretirement benefits include nonvested participants; (11) consolidation is based on whether the Company has voting control or, for certain variable interest entities, has the majority of the entity's expected losses, expected residual returns, or both; (12) the statements of cash flows is not presented in the manner prescribed by the NAIC; and (13) surplus notes are presented as part of notes payable within liabilities and are not presented as a component of capital and surplus.


                                       16                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

(4)  COMPREHENSIVE INCOME

     Comprehensive income includes net income as well as certain items that are reported directly within the separate components of stockholders' equity that are not recorded in net income (other comprehensive income (loss)). The related before and after income tax amounts of other comprehensive income (loss) for the years ended December 31, 2005, 2004, and 2003 were as follows:

                                                2005      2004      2003
                                              -------   -------   -------
Foreign currency translation adjustment       $   357   $ 1,426   $    --
Unrealized gains (losses) on securities
   available-for-sale arising during the
   period:
      Net of adjustment to deferred policy
         acquisition costs                     (1,993)   13,389    (5,234)
      Related income tax (expense) benefit        698    (4,686)    1,780
                                              -------   -------   -------
                                                 (938)   10,129    (3,454)
                                              -------   -------   -------
Less:
   Reclassification adjustment for:
      Net (losses) gains on securities
         available-for-sale realized during
         the period:
      Gross                                       564    (5,878)     (935)
      Related income tax (expense) benefit       (197)    2,057       325
                                              -------   -------   -------
                                                  367    (3,821)     (610)
                                              -------   -------   -------
      Total comprehensive income (loss)       $(1,305)  $13,950   $(2,844)
                                              =======   =======   =======


                                       17                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

(5)  INVESTMENTS

     Analyses of investment income and realized gains (losses) by investment type follows for the years ended December 31:

                                               INVESTMENT INCOME
                                         ----------------------------
                                           2005       2004      2003
                                         --------   -------   -------
Gross investment income:
   Fixed maturities available-for-sale   $ 84,475    81,648    71,354
   Fixed maturities held-to-maturity        6,544     3,992     4,606
   Mortgage loans on real estate           25,537    27,528    26,300
   Real estate                                 --        (3)    4,732
   Policy loans                             3,857     3,694     3,912
   Short-term                                 568         2         1
   Other                                    2,028     3,716     2,250
                                         --------   -------   -------
      Total gross investment
         income                           123,009   120,577   113,155
Investment expenses                          (504)   (1,018)   (4,227)
                                         --------   -------   -------
      Net investment income              $122,505   119,559   108,928
                                         ========   =======   =======

                                             REALIZED GAINS (LOSSES) ON INVESTMENTS
                                             --------------------------------------
                                                    2005       2004     2003
                                                  --------   -------   ------
Gross realized losses on investments:
   Fixed maturities available-for-sale            $(21,940)  (10,337)  (5,576)
   Equity securities                                    --        --      765
   Fixed maturities held-to-maturity                   367        --   (4,707)
   Mortgage loans on real estate                       (90)     (949)      --
   Real estate                                          --        --    7,261
                                                  --------   -------   ------
      Total realized losses on investments         (21,663)  (11,286)  (2,257)
Change in valuation allowance for
   mortgage loans on real estate                        --       147     (143)
                                                  --------   -------   ------
      Net realized losses on investments          $(21,663)  (11,139)  (2,400)
                                                  ========   =======   ======

Realized losses on investments, as shown in the table above, include write-downs for OTI of $22,468, $11,759, and $11,939 for the years ended December 31, 2005, 2004, and 2003, respectively. As of December 31, 2005, fixed maturity securities with a carrying value of $21,753, which had a cumulative write-down of $45,973 due to OTI, remained in the Company's investment portfolio.


                                       18                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

Amortized cost and estimated fair value of fixed maturities available-for-sale and held-to-maturity were as follows:

                                                                      DECEMBER 31, 2005
                                                      -------------------------------------------------
                                                                      GROSS        GROSS
                                                       AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
                                                         COST         GAINS        LOSSES    FAIR VALUE
                                                      ----------   ----------   ----------   ----------
Fixed maturity securities available-for-sale:
   U.S. Treasury securities and obligations of U.S.
      government                                      $   49,578      5,864         (271)       55,171
   Federal agency issued
      securities                                          77,069         --       (1,284)       75,785
   Obligations of states and
      political subdivisions                               3,833         30           --         3,863
   Debt securities issued by
      foreign governments                                 14,844         72          (44)       14,872
   Corporate securities                                  835,728     48,376      (11,669)      872,435
   Mortgage-backed securities                            361,213      8,079       (9,990)      359,302
                                                      ----------     ------      -------     ---------
         Total fixed maturities                       $1,342,265     62,421      (23,258)    1,381,428
                                                      ==========     ======      =======     =========

Fixed maturity securities held-to-maturity:
   Obligations of states and
      political subdivisions                          $    2,310        424           --         2,734
   Debt securities issued by
      foreign governments                                  1,000         --           --         1,000
   Corporate securities                                   56,628      5,314         (171)       61,771
                                                      ----------     ------      -------     ---------
         Total fixed maturities                       $   59,938      5,738         (171)       65,505
                                                      ==========     ======      =======     =========


                                       19                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

                                                                      DECEMBER 31, 2004
                                                      -------------------------------------------------
                                                                      GROSS        GROSS
                                                       AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
                                                         COST         GAINS       LOSSES     FAIR VALUE
                                                      ----------   ----------   ----------   ----------
Fixed maturity securities available-for-sale:
   U.S. Treasury securities and obligations of U.S.
      government                                      $   95,324      4,351       (1,343)        98,332
   Federal agency issued
      securities                                          60,396         28         (273)        60,151
   Obligations of states and
      political subdivisions                               6,227        114         (121)         6,220
   Debt securities issued by
      foreign governments                                 24,443        820           (9)        25,254
   Corporate securities                                  694,042     57,904       (2,944)       749,002
   Mortgage-backed securities                            377,011     35,348      (27,731)       384,628
                                                      ----------     ------      -------      ---------
         Total fixed maturities                       $1,257,443     98,565      (32,421)     1,323,587
                                                      ==========     ======      =======      =========

Fixed maturity securities held-to-maturity:
   Obligations of states and
      political subdivisions                          $    2,355        451           --          2,806
   Debt securities issued by
      foreign governments                                  1,000         --           --          1,000
   Corporate securities                                   48,414      5,280           --         53,694
                                                      ----------     ------      -------      ---------
         Total fixed maturities                       $   51,769      5,731           --         57,500
                                                      ==========     ======      =======      =========

The components of unrealized gains on securities available-for-sale, net, were as follows as of December 31:

                                                       2005     2004
                                                     -------   ------
Gross unrealized gains                               $39,163   66,144
Less:
   Adjustment to future policy benefits and claims       442       --
   Adjustment to deferred policy acquisition costs    15,432   40,300
   Deferred federal income tax                         8,151    9,045
                                                     -------   ------
                                                     $15,138   16,799
                                                     =======   ======


                                       20                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

An analysis of the change in gross unrealized gains (losses) on fixed maturities available-for-sale is as follows for the years ended December 31:

                                                 2005      2004    2003
                                               --------   ------   ----
Fixed maturity securities available-for-sale   $(26,981)  41,472    698

The amortized cost and estimated fair value of fixed maturity securities available-for-sale and held-to-maturity as of December 31, 2005, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are allocated based on the last payment date of the underlying mortgage loans with the longest contractual duration as of December 31, 2005.

                                                     FIXED MATURITY SECURITIES
                                         ------------------------------------------------
                                            AVAILABLE-FOR-SALE        HELD-TO-MATURITY
                                         -----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                            COST      FAIR VALUE     COST      FAIR VALUE
                                         ----------   ----------   ---------   ----------
Due in one year or less                  $   15,864        8,223      2,567       2,583
Due after one year through five years       101,817      108,333     15,356      15,592
Due after five years through ten years      444,664      439,126     10,532      10,730
Due after ten years                         779,920      825,746     31,483      36,600
                                         ----------    ---------     ------      ------
                                         $1,342,265    1,381,428     59,938      65,505
                                         ==========    =========     ======      ======

The Company reviews investments for OTI based on a number of factors. Each security subject to review is analyzed by investment personnel to determine the nature of the price decline. For fixed income securities, declines in value related primarily to interest rate changes are deemed to be temporary provided the Company determines that there is the ability and intent to hold those securities until maturity or until price recovery. Declines related to credit quality issues are looked at to determine whether or not the issues involved are of a long term nature or simply short term. Examples of short-term phenomena that can have adverse impacts on bond prices include trading imbalances due to speculation activity or low overall trading volume. As with interest rate declines, the Company analyzes temporary impairments due to these short-term issues and determines whether or not there is both the ability and intent to hold the security in question until maturity or until price recovery.


                                       21                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

Based upon analysis as described above, the Company believes that no securities reflected in the table below as of December 31, 2005 were other-than-temporarily impaired and, therefore, no write-downs were deemed necessary.

                                     LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                    ---------------------   -------------------   --------------------
                                      FAIR     UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                      VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                    --------   ----------   ------   ----------   -------   ----------
U.S. Treasury securities and
   obligations of U.S. government   $ 11,941       (271)        --         --      11,941       (271)
Federal agency issued securities      77,069     (1,284)        --         --      77,069     (1,284)
Debt securities issued by
   foreign governments                 7,833        (44)        --         --       7,833        (44)
Corporate securities                 254,040     (8,114)    40,451     (3,726)    294,491    (11,840)
Mortgage-backed securities            18,692     (2,568)    30,502     (7,422)     49,194     (9,990)
                                    --------    -------     ------    -------     -------    -------
      Total fixed maturity
         securities                 $369,575    (12,281)    70,953    (11,148)    440,528    (23,429)
                                    ========    =======     ======    =======     =======    =======

Proceeds from the sale of securities available-for-sale (excluding calls) during 2005, 2004, and 2003 were $86,548, $104,419, and $106,063, respectively. Gross gains of $1,863 ($1,583 in 2004 and $3,668 in 2003) and gross losses of $1,563
($12,152 in 2004 and $175 in 2003) were realized on those sales.

Investments with a fair value of $4,428 and $4,987 as of December 31, 2005 and 2004, respectively, were on deposit with various regulatory agencies as required by law.

On December 30, 2003, the Company sold its home office facility to its ultimate parent, Ohio National Financial Services, Inc. (ONFS). The Company received cash proceeds of $34,682 and recognized a gain of $7,261.

The Company generally initiates foreclosure proceedings on all mortgage loans on real estate delinquent sixty days. There were no foreclosures of mortgage loans on real estate in 2005 and 2004.

The Company participates in an indemnified securities lending program administered by U.S. Bank in which certain securities are made available for lending. The borrower must deliver to U.S. Bank collateral having a market value at least equal to 102% of the market value of the securities loaned. The collateral received by U.S. Bank from the borrower to secure loans on behalf of the Company is in the form of cash, securities issued or guaranteed by the U.S. government or its agencies, or bank letter of credit or equivalent obligation as may be acceptable to U.S. Bank. The Company does not receive the collateral from the borrower. Since the Company does not receive collateral as part of its securities lending agreements, there are no adjustments for collateral recorded in the financial statements. Securities with a market value of $161,661 and $239,237 were on loan as of December 31, 2005 and 2004, respectively.


                                       22                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

(6)  FUTURE POLICY BENEFITS AND CLAIMS

     The liability for future policy benefits for universal life policies and investment contracts (approximately 82% of the total liability for future policy benefits as of December 31, 2005 and 2004) has been established based on accumulated contract values without reduction for surrender penalty provisions. The average interest rate credited on investment product policies was 5.1%, 5.3%, and 5.7% for the years ended December 31, 2005, 2004, and 2003, respectively.

     The liability for future policy benefits for traditional life policies has been established based upon the net level premium method using the following assumptions:

    YEAR OF ISSUE      INTEREST RATE
    -------------      -------------
2005, 2004, and 2003        4.0%
2002 and prior          2.25 - 6.00%

     (A)  WITHDRAWALS

          Rates, which vary by issue age, type of coverage and policy duration, are based on Company experience.

     (B)  MORTALITY AND MORBIDITY

          Mortality and morbidity rates are based on published tables, guaranteed in insurance contracts.

(7)  INCOME TAX

     The provision for income taxes (benefit) is as follows:

                       2005     2004     2003
                     -------   ------   ------
Current              $ 7,821    6,447   12,158
Deferred               4,407   10,051    6,125
                     -------   ------   ------
Income tax expense   $12,228   16,498   18,283
                     =======   ======   ======

     A reconciliation of the provision for income taxes based on enacted U.S. Federal income tax rates to the total income tax expense provision reported in the financial statements for the years ended December 31, 2005, 2004, and 2003:


                                       23                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

                                               2005     2004     2003
                                             -------   ------   ------
Pre-tax income times U.S. enacted tax rate   $14,356   16,852   18,579
Tax-preferred investment income                 (723)    (582)    (170)
Resolution of tax matters                     (1,656)      --       --
Other, net                                       251      228     (126)
                                             -------   ------   ------
Income tax expense (benefit)                 $12,228   16,498   18,283
                                             =======   ======   ======
Effective tax rate                              29.8%    34.3%    34.4%

The U.S. Federal tax authorities completed their examination of the years ending December 31, 1999 through December 31, 2002. The resolution of tax matters is reported in the components of the rate reconciliation.

The tax effects of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities that give rise to significant components of the net deferred tax liability as of December 31, 2005 and 2004 relate to the following:

                                                    2005       2004
                                                  --------   --------
Deferred tax assets:
   Future policy benefits                          144,614    132,946
   Mortgage loans on real estate                       602        798
   Other                                               534      2,652
                                                  --------   --------
      Total gross deferred tax assets              145,750    136,396
                                                  --------   --------

Deferred tax liabilities:
   Fixed maturity securities available-for-sale     13,707     23,150
   Deferred policy acquisition costs                68,249     53,855
   Fixed assets                                      2,434      2,457
   Reinsurance recoverable                          87,210     78,607
   Other                                             2,573      3,237
                                                  --------   --------
      Total gross deferred tax liabilities         174,173    161,306
                                                  --------   --------
      Net deferred tax liability                  $(28,423)  $(24,910)
                                                  ========   ========

In accessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities, projected future income, and tax planning strategies in making this assessment.


                                       24                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

     Based upon the level of historical taxable income and projections for future income over the periods in which the deferred tax assets are deductible, the Company believes it is more likely than not that it will realize the benefits of these deductible differences at December 31, 2005.

     The Life Insurance Company Income Tax Act of 1959, as amended by the Deficit Reduction Act of 1984 (DRA), statutorily permitted the deferral from taxation a portion of income in a special tax account designated as the Policyholders' Surplus Account (PSA). DRA eliminated additions to the PSA and the pre-tax balance of the PSA was approximately $5,257 as of December 31, 2004 and 2003. In those years, the Company considered the likelihood of distributions from the PSA to be remote; therefore, no Federal income tax was provided for such distributions in the financial statements.

     The American Jobs Creation Act of 2004 provided for the suspension of tax on distributions from the PSA made during the period January 1, 2005 through December 31, 2006. The Company evaluated the potential of such provisions. As the Company made distributions in excess of $5,257 during 2005, the PSA liability was eliminated tax free.

(8)  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     SFAS No. 107, Disclosures about Fair Value of Financial Instruments (SFAS
     107), requires disclosure of fair value information about existing on- and off-balance sheet financial instruments. SFAS 107 excludes certain assets and liabilities, including insurance contracts, other than policies such as annuities that are classified as investment contracts, from its disclosure requirements. Accordingly, for this and other reasons, the aggregate fair value amounts presented do not represent the underlying value of the Company. The tax ramifications of the related unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in the estimates.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures:

     - CASH AND POLICY LOANS - The carrying amount reported in the balance sheets for these instruments approximate their fair value.

     - INVESTMENT SECURITIES - Fair value for fixed maturity securities generally are determined from quoted market prices traded in the public marketplace. For fixed maturity securities not actively traded, or in case of private placements, fair value is estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and duration of the investments.

     - SEPARATE ACCOUNT ASSETS AND LIABILITIES - The fair value of assets held in Separate Accounts is based on quoted market prices. The fair value of liabilities related to Separate Accounts is the accumulated contract value in the Separate Account portfolios.

     - MORTGAGE LOANS ON REAL ESTATE - The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.


                                       25                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

     - DEFERRED AND IMMEDIATE ANNUITY AND INVESTMENT CONTRACTS - Fair value for the Company's liabilities under investment type contracts is estimated using two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analyses. Interest rates used are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

     - OTHER POLICYHOLDER FUNDS - The carrying amount reported in the balance sheets for these instruments approximates their fair value.

     The carrying amount and estimated fair value of financial instruments subject to SFAS 107 disclosure were as follows as of December 31:

                                                        2005                     2004
                                              -----------------------   ----------------------
                                               CARRYING     ESTIMATED    CARRYING    ESTIMATED
                                                AMOUNT     FAIR VALUE     AMOUNT    FAIR VALUE
                                              ----------   ----------   ---------   ----------
Assets:
   Investments:
      Fixed maturities
         available-for-sale                   $1,381,428    1,381,428   1,323,587   1,323,587
      Fixed maturities held-to-maturity           59,938       65,505      51,769      57,500
      Mortgage loans on real estate              364,458      381,029     295,222     320,101
      Policy loans                                55,460       55,460      51,286      51,286
      Cash                                        31,143       31,143      16,892      16,892
      Assets held in separate accounts           247,456      247,456     229,096     229,096
Liabilities:
   Deferred and immediate annuity
      contracts                               $  199,691      201,956     209,394     209,808
   Other policyholder funds                        8,834        8,834       5,964       5,964
   Liabilities related to separate accounts      247,456      247,456     229,096     229,096

(9)  ADDITIONAL FINANCIAL INSTRUMENTS DISCLOSURE

     (A)  FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

          The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business through management of its investment portfolio. The Company had outstanding commitments to fund bonds and venture capital partnerships of approximately $7,330 and $5,757 as of December 31, 2005 and 2004, respectively. These commitments involve, in varying degrees, elements of credit and market risk in excess of amounts recognized in the financial statements. The credit risk of all financial instruments, whether on- or off-balance sheet, is controlled through credit approvals, limits, and monitoring procedures.


                                       26                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

     (B)  SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

          Mortgage loans are collateralized by the underlying properties. Collateral must meet or exceed 125% of the loan at the time the loan is made. The Company grants mainly commercial mortgage loans to customers throughout the United States. The Company has a diversified loan portfolio and total loans in any state do not exceed 11% of the total loan portfolio as of December 31, 2005.

          At December 31, 2005, the states that exceeded 10% of the total loan portfolio were Texas, California and Ohio with carrying values of $39.2 million, $37.9 million, and $37.4 million, respectively.

          The summary below depicts loan exposure of remaining principal balances by type as of December 31, 2005 and 2004:

                                                   2005       2004
                                                 --------   -------
Mortgage assets by type:
   Retail                                        $100,423   101,448
   Office                                         126,052    78,402
   Apartment                                       47,860    50,309
   Industrial                                      64,734    48,855
   Other                                           27,110    17,839
                                                 --------   -------
                                                  366,179   296,853
   Less valuation allowances                        1,721     1,631
                                                 --------   -------
      Total mortgage loans on real estate, net   $364,458   295,222
                                                 ========   =======

(10) REGULATORY RISK-BASED CAPITAL AND DIVIDEND RESTRICTIONS

     As of December 31, 2005, ONLAC exceeded the minimum risk-based capital
     (RBC) requirements as established by the NAIC.

     The payment of dividends by the Company to its parent, ONLIC, is limited by Ohio insurance laws. The maximum dividend that may be paid without prior approval of the Director of Insurance is limited to the greater of ONLAC's statutory net income of the preceding calendar year or 10% of statutory surplus as of the preceding December 31. Any dividend that exceeds earned surplus of ONLAC, even if it is within the above parameters, would be deemed extraordinary under Ohio law. Therefore, dividends of approximately $15,485 may be paid by ONLAC to ONLIC in 2006 without prior approval. ONLAC paid $5,500 to ONLIC in 2005, $5,000 in 2004, and $8,438 in 2003.

(11) CONTINGENCIES

     The Company is a defendant in various legal actions arising in the normal course of business. While the outcome of such matters cannot be predicted with certainty, management believes such matters will be resolved without material adverse impact on the financial condition of the Company.


                                       27                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

(12) REINSURANCE

     In the ordinary course of business, the Company reinsures certain risks with its parent, ONLIC, and other insurance companies. Amounts in the accompanying financial statements related to ceded business are as follows:

                                                   2005
                                         ------------------------
                                         AFFILIATE   NONAFFILIATE
                                         ---------   ------------
Premiums                                  $ 6,006        78,908
Benefits incurred                           5,713        41,567
Commission and expense allowances             902        17,244
Reinsurance recoverable:
   Reserves for future policy benefits     57,812       187,802
   Policy and contract claims payable         492         7,744

                                                   2004
                                         ------------------------
                                         AFFILIATE   NONAFFILIATE
                                         ---------   ------------
Premiums                                  $ 6,132        67,910
Benefits incurred                           5,362        42,995
Commission and expense allowances             948        17,919
Reinsurance recoverable:
   Reserves for future policy benefits     56,696       162,910
   Policy and contract claims payable         337         6,131

                                                   2003
                                         ------------------------
                                         AFFILIATE   NONAFFILIATE
                                         ---------   ------------
Premiums                                  $ 6,324        54,816
Benefits incurred                           4,975        62,156
Commission and expense allowances           1,008        15,435
Reinsurance recoverable:
   Reserves for future policy benefits     54,562       146,031
   Policy and contract claims payable         245         7,185


                                       28                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

     Net traditional life and accident and health insurance premiums earned in 2005, 2004, and 2003 is summarized as follows:

                           2005       2004      2003
                         --------   -------   -------
Direct premiums earned   $129,869   113,198    96,391
Reinsurance assumed         1,287     1,349     1,405
Reinsurance ceded         (84,915)  (74,042)  (61,140)
                         --------   -------   -------
   Net premiums earned   $ 46,241    40,505    36,656
                         ========   =======   =======

     Reinsurance does not discharge the Company from its primary liability to policyholders and to the extent that a reinsurer should be unable to meet its obligations, the Company would be liable to policyholders.

(13) SEGMENT INFORMATION

     The Company conducts its business in one primary operating segment: individual life insurance. Individual life insurance includes universal life, variable universal life and term life. All products within this segment share similar distribution systems and some degree of mortality (loss of life) risk. All other amounts not attributable to this segment are aggregated into a single column for presentation purposes. There are no other significant segments requiring separate identification.

                                              YEAR ENDED OR AS OF DECEMBER 31, 2005
                                            ----------------------------------------
                                            INDIVIDUAL LIFE
                                               INSURANCE      ALL OTHER      TOTAL
                                            ---------------   ---------   ----------
Revenues:
   Universal life policy charges               $   86,120     $     --    $   86,120
   Traditional life insurance premiums             39,274           --        39,274
   Accident and health insurance premiums              --        6,967         6,967
   Annuity premiums and charges                        --          189           189
   Net investment income                          106,375       16,130       122,505
   Net realized losses on investments                  --      (21,663)      (21,663)
   Other income, net                                   --           31            31
                                               ----------     --------    ----------
                                                  231,769        1,654       233,423
                                               ----------     --------    ----------
Benefits and expenses:
   Benefits and claims                            127,132       20,298       147,430
   Other operating costs and expenses              43,118        1,858        44,976
                                               ----------     --------    ----------
                                                  170,250       22,156       192,406
                                               ----------     --------    ----------
      Income (loss) before income taxes        $   61,519     $(20,502)   $   41,017
                                               ==========     ========    ==========
Total assets as of December 31, 2005           $2,238,487     $485,859    $2,724,346
                                               ==========     ========    ==========


                                       29                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

                                              YEAR ENDED OR AS OF DECEMBER 31, 2004
                                             ---------------------------------------
                                             INDIVIDUAL LIFE
                                                INSURANCE      ALL OTHER     TOTAL
                                             ---------------   ---------   ---------
Revenues:
   Universal life policy charges                $   83,917           --       83,917
   Traditional life insurance premiums              33,052           --       33,052
   Accident and health insurance premiums               --        7,453        7,453
   Annuity premiums and charges                         --          708          708
   Net investment income                            98,207       21,352      119,559
   Net realized losses on investments                   --      (11,139)     (11,139)
   Other income, net                                    --          (28)         (28)
                                                ----------      -------    ---------
                                                   215,176       18,346      233,522
                                                ----------      -------    ---------
Benefits and expenses:
   Benefits and claims                             122,342       19,576      141,918
   Other operating costs and expenses               41,349        2,106       43,455
                                                ----------      -------    ---------
                                                   163,691       21,682      185,373
                                                ----------      -------    ---------
         Income (loss) before income taxes      $   51,485       (3,336)      48,149
                                                ==========      =======    =========
Total assets as of December 31, 2004            $1,962,238      512,451    2,474,689
                                                ==========      =======    =========


                                       30                            (Continued)

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

                                             YEAR ENDED OR AS OF DECEMBER 31, 2003
                                            ---------------------------------------
                                            INDIVIDUAL LIFE
                                               INSURANCE      ALL OTHER     TOTAL
                                            ---------------   ---------   ---------
Revenues:
   Universal life policy charges               $   76,110           --       76,110
   Traditional life insurance premiums             29,004           --       29,004
   Accident and health insurance premiums              --        7,652        7,652
   Annuity premiums and charges                        --          849          849
   Net investment income                           89,335       19,593      108,928
   Net realized losses on investments                  --       (2,400)      (2,400)
   Other income, net                                   --          355          355
                                               ----------      -------    ---------
                                                  194,449       26,049      220,498
                                               ----------      -------    ---------
Benefits and expenses:
   Benefits and claims                            117,153       20,137      137,290
   Other operating costs and expenses              27,587        2,538       30,125
                                               ----------      -------    ---------
                                                  144,740       22,675      167,415
                                               ----------      -------    ---------
         Income before income taxes            $   49,709        3,374       53,083
                                               ==========      =======    =========
Total assets as of December 31, 2003           $1,829,870      434,666    2,264,536
                                               ==========      =======    =========

(14) RELATED PARTY TRANSACTIONS

     The Company shares common facilities and management with ONLIC. A written agreement, which either party may terminate upon thirty days notice, provides that ONLIC furnish personnel, space and supplies, accounting, data processing, and related services to ONLAC. There is no assurance that these costs would be similar if the Company had to obtain such services on its own. This agreement resulted in charges to the Company of approximately $22,433, $22,031, and $21,600 in 2005, 2004, and 2003, respectively.

     On December 16, 2005, the Company received a capital contribution from its parent, ONLIC. This contribution consisted of fixed maturities available-for-sale with a value of $14,751 plus accrued interest of $201.

     On October 31, 2005, the Company sold fixed maturities available-for-sale with a value of $10,372 plus accrued interest of $204 to its parent, ONLIC, and recognized a gain of $143. This transaction was settled for cash from ONLIC in the amount of $10,576.

     On November 30, 2004, the Company sold fixed maturities available-for-sale with a value of $10,233 plus accrued interest of $157 to its parent, ONLIC, and recognized a gain of $464. The Company purchased fixed maturities available-for-sale totaling $29,404 plus accrued interest of $554 from ONLIC. The net transaction was settled for cash to ONLIC in the amount of $19,568.

                    OHIO NATIONAL LIFE ASSURANCE CORPORATION
     (A Wholly Owned Subsidiary of The Ohio National Life Insurance Company)

                          Notes to Financial Statements

                           December 31, 2005 and 2004

                             (Dollars in thousands)

On April 29, 2005, the Company received a $15,000 cash capital contribution from its parent, ONLIC.

During 2003, the Company received a $15,000 capital contribution from its parent, ONLIC.

On March 29, 2004, ONLAC sold a mortgage in the amount of $4,122 to its ultimate parent, ONFS for $3,173 and recognized a loss of $949.

On December 30, 2003, the Company sold its home office facility to its ultimate parent, ONFS. The Company received cash proceeds of $34,682 and recognized a gain of $7,261 (see note 5).

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2005

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 5)
                                                              --------------     -----------------------

OHIO NATIONAL FUND, INC.:
Equity Subaccount
1,519,430 Shares (Cost $38,588,524).........................   $ 44,899,167           $ 44,899,167
Money Market Subaccount
575,832 Shares (Cost $5,758,315)............................      5,758,315              5,758,315
Bond Subaccount
372,743 Shares (Cost $3,952,957)............................      4,085,264              4,085,264
Omni Subaccount
542,077 Shares (Cost $8,612,009)............................      7,648,711              7,648,711
International Subaccount
1,278,036 Shares (Cost $15,493,653).........................     13,751,671             13,751,671
Capital Appreciation Subaccount
842,655 Shares (Cost $11,316,569)...........................     14,392,556             14,392,556
Discovery Subaccount
770,283 Shares (Cost $16,368,883)...........................     14,304,152             14,304,152
International Small Company Subaccount
357,291 Shares (Cost $4,887,968)............................      6,742,084              6,742,084
Aggressive Growth Subaccount
520,746 Shares (Cost $4,150,096)............................      3,515,038              3,515,038
Small Cap Growth Subaccount
334,276 Shares (Cost $3,567,013)............................      2,911,548              2,911,548
Mid Cap Opportunity Subaccount
816,235 Shares (Cost $11,723,115)...........................     14,210,645             14,210,645
S&P 500 Index Subaccount
1,920,953 Shares (Cost $24,328,936).........................     24,953,182             24,953,182
Blue Chip Subaccount
133,909 Shares (Cost $1,280,193)............................      1,521,209              1,521,209
High Income Bond Subaccount
243,961 Shares (Cost $1,976,703)............................      2,071,229              2,071,229
Capital Growth Subaccount
129,089 Shares (Cost $2,401,589)............................      2,277,123              2,277,123
Nasdaq-100 Index Subaccount
231,694 Shares (Cost $837,134)..............................        982,382                982,382
Bristol Subaccount
37,072 Shares (Cost $384,327)...............................        417,800                417,800
Bryton Growth Subaccount
33,322 Shares (Cost $305,658)...............................        348,548                348,548

JANUS ASPEN SERIES -- INSTITUTIONAL SHARES:
Large Cap Growth Subaccount
319,257 Shares (Cost $7,868,834)............................      6,659,694              6,659,694

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2005

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 5)
                                                              --------------     -----------------------
JANUS ASPEN SERIES -- INSTITUTIONAL SHARES: (CONTINUED)
Worldwide Growth Subaccount
135,953 Shares (Cost $4,786,084)............................   $  3,801,236           $  3,801,236
Balanced Subaccount
153,216 Shares (Cost $3,641,072)............................      3,943,786              3,943,786

WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS:
Opportunity Subaccount
65,781 Shares (Cost $1,277,229).............................      1,593,212              1,593,212
Multi Cap Value Subaccount
28,764 Shares (Cost $280,611)...............................        392,921                392,921
Discovery Subaccount
151,222 Shares (Cost $1,877,723)............................      2,168,523              2,168,523

GOLDMAN SACHS VARIABLE INSURANCE TRUST:
Growth & Income Subaccount
170,937 Shares (Cost $1,801,790)............................      2,046,122              2,046,122
Core U.S. Equity Subaccount
38,126 Shares (Cost $425,624)...............................        500,588                500,588
Capital Growth Subaccount
46,582 Shares (Cost $457,052)...............................        497,491                497,491

VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS -- CLASS I:
U.S. Real Estate Subaccount
86,985 Shares (Cost $1,491,704).............................      2,007,618              2,007,618

LAZARD RETIREMENT SERIES, INC.:
Emerging Markets Subaccount
242,487 Shares (Cost $2,760,999)............................      4,561,184              4,561,184
Small Cap Subaccount
278,027 Shares (Cost $3,831,863)............................      4,534,626              4,534,626

OLD MUTUAL INSURANCE SERIES FUND:
Technology & Communications Subaccount
80,034 Shares (Cost $202,628)...............................        204,086                204,086

FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- SERVICE CLASS
2:
VIP Mid Cap Subaccount
272,271 Shares (Cost $6,577,042)............................      9,439,649              9,439,649
VIP Contrafund Subaccount
204,993 Shares (Cost $4,845,410)............................      6,291,228              6,291,228
VIP Growth Subaccount
48,748 Shares (Cost $1,475,679).............................      1,622,834              1,622,834
VIP Equity-Income Subaccount
61,174 Shares (Cost $1,440,935).............................      1,539,756              1,539,756

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2005

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 5)
                                                              --------------     -----------------------
JANUS ASPEN SERIES -- SERVICE SHARES:
Large Cap Growth Subaccount
88,369 Shares (Cost $1,735,726).............................   $  1,821,290           $  1,821,290
Worldwide Growth Subaccount
78,005 Shares (Cost $2,087,542).............................      2,165,419              2,165,419
Balanced Subaccount
135,750 Shares (Cost $3,168,982)............................      3,613,653              3,613,653
International Growth Subaccount
30,425 Shares (Cost $851,020)...............................      1,070,037              1,070,037

J.P. MORGAN SERIES TRUST II:
Small Company Subaccount
28,693 Shares (Cost $436,931)...............................        456,799                456,799
Mid Cap Value Subaccount
112,483 Shares (Cost $2,590,253)............................      3,131,530              3,131,530

MFS VARIABLE INSURANCE TRUST -- SERVICE CLASS:
New Discovery Subaccount
8,485 Shares (Cost $114,799)................................        131,099                131,099
Investors Growth Stock Subaccount
26,534 Shares (Cost $230,371)...............................        257,913                257,913
Mid Cap Growth Subaccount
53,075 Shares (Cost $335,544)...............................        382,143                382,143
Total Return Subaccount
209,934 Shares (Cost $4,058,066)............................      4,303,647              4,303,647

THE PRUDENTIAL SERIES FUND, INC.:
Jennison Subaccount
4,559 Shares (Cost $75,866).................................         93,423                 93,423
Jennison 20/20 Focus Subaccount
25,743 Shares (Cost $336,093)...............................        381,776                381,776

UBS SERIES TRUST:
U.S. Allocation Subaccount
6,355 Shares (Cost $77,178).................................         89,985                 89,985

PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE SHARES:
Real Return Subaccount
169,788 Shares (Cost $2,144,868)............................      2,154,612              2,154,612
Total Return Subaccount
261,466 Shares (Cost $2,730,684)............................      2,677,411              2,677,411
Global Bond Subaccount
63,760 Shares (Cost $807,745)...............................        759,376                759,376

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF ASSETS AND CONTRACT OWNERS' EQUITY              DECEMBER 31, 2005

                                                                  ASSETS         CONTRACT OWNERS' EQUITY
                                                              --------------     -----------------------
                                                                                      CONTRACTS IN
                                                              INVESTMENTS AT       ACCUMULATION PERIOD
                                                                FAIR VALUE              (NOTE 5)
                                                              --------------     -----------------------
CALVERT VARIABLE SERIES, INC.:
Social Equity Subaccount
18,458 Shares (Cost $264,775)...............................   $    326,699           $    326,699

DREYFUS VARIABLE INVESTMENT FUND -- SERVICE CLASS:
Appreciation Subaccount
5,877 Shares (Cost $197,721)................................        216,978                216,978

ROYCE CAPITAL FUND:
Small-Cap Subaccount
403,865 Shares (Cost $3,403,905)............................      3,905,374              3,905,374
Micro-Cap Subaccount
164,817 Shares (Cost $1,850,022)............................      2,071,756              2,071,756

VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS -- CLASS II:
Core Plus Fixed Income Subaccount
8,183 Shares (Cost $93,747).................................         93,781                 93,781
U.S. Real Estate Subaccount
33,011 Shares (Cost $642,312)...............................        756,617                756,617
                                                               ------------           ------------

TOTALS......................................................   $247,456,496           $247,456,496
                                                               ============           ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                     OHIO NATIONAL FUND, INC.
                                 ------------------------------------------------------------------------------------------------
                                                                                                         CAPITAL
                                   EQUITY     MONEY MARKET      BOND         OMNI      INTERNATIONAL   APPRECIATION    DISCOVERY
                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                 ----------   ------------   ----------   ----------   -------------   ------------   -----------
                                    2005          2005          2005         2005          2005            2005          2005
                                 ----------   ------------   ----------   ----------   -------------   ------------   -----------
Investment activity:
  Reinvested dividends.........  $        0    $  161,662    $  147,780   $   94,021    $    6,020      $   74,685    $        0
  Risk & administrative expense
     (note 2)..................    (310,160)      (37,241)      (30,112)     (54,707)      (94,461)       (102,963)     (107,600)
                                 ----------    ----------    ----------   ----------    ----------      ----------    ----------
       Net investment
          activity.............    (310,160)      124,421       117,668       39,314       (88,441)        (28,278)     (107,600)
                                 ----------    ----------    ----------   ----------    ----------      ----------    ----------
Reinvested capital gains:......           0             0             0            0             0               0             0
                                 ----------    ----------    ----------   ----------    ----------      ----------    ----------
Realized & unrealized gain
  (loss) on investments:
  Realized gain (loss).........     274,160       (10,848)       58,481     (155,415)     (286,934)        333,160      (362,788)
  Unrealized gain (loss).......   2,292,631             0      (190,913)     731,671     1,455,025         326,550       315,976
                                 ----------    ----------    ----------   ----------    ----------      ----------    ----------
       Net gain (loss) on
          investments..........   2,566,791       (10,848)     (132,432)     576,256     1,168,091         659,710       (46,812)
                                 ----------    ----------    ----------   ----------    ----------      ----------    ----------
          Net increase
            (decrease) in
            contract owners'
            equity from
            operations.........  $2,256,631    $  113,573    $  (14,764)  $  615,570    $1,079,650      $  631,432    $ (154,412)
                                 ==========    ==========    ==========   ==========    ==========      ==========    ==========

                                                                   OHIO NATIONAL FUND, INC.
                             ----------------------------------------------------------------------------------------------------
                             INTERNATIONAL    AGGRESSIVE    SMALL CAP      MID CAP        S&P 500                     HIGH INCOME
                               SMALL CO.        GROWTH        GROWTH     OPPORTUNITY       INDEX        BLUE CHIP        BOND
                              SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                             -------------   ------------   ----------   -----------   -------------   ------------   -----------
                                 2005            2005          2005         2005           2005            2005          2005
                             -------------   ------------   ----------   -----------   -------------   ------------   -----------
Investment activity:
  Reinvested dividends.....   $   28,750      $      789    $        0   $        0     $  249,784      $   14,425    $   97,134
  Risk & administrative
     expense (note 2)......      (41,062)        (23,672)      (20,539)    (101,744)      (176,635)         (9,747)      (11,839)
                              ----------      ----------    ----------   ----------     ----------      ----------    ----------
       Net investment
          activity.........      (12,312)        (22,883)      (20,539)    (101,744)        73,149           4,678        85,295
                              ----------      ----------    ----------   ----------     ----------      ----------    ----------
Reinvested capital
  gains:...................            0               0             0            0              0               0             0
                              ----------      ----------    ----------   ----------     ----------      ----------    ----------
Realized & unrealized gain
  (loss) on investments:
  Realized gain (loss).....       88,504        (122,916)     (107,936)     207,262        (22,160)         17,128        25,150
  Unrealized gain (loss)...    1,387,291         535,901       292,134    1,087,915        837,360          36,625       (70,540)
                              ----------      ----------    ----------   ----------     ----------      ----------    ----------
       Net gain (loss) on
          investments......    1,475,795         412,985       184,198    1,295,177        815,200          53,753       (45,390)
                              ----------      ----------    ----------   ----------     ----------      ----------    ----------
          Net increase
            (decrease) in
            contract
            owners' equity
            from
            operations.....   $1,463,483      $  390,102    $  163,659   $1,193,433     $  888,349      $   58,431    $   39,905
                              ==========      ==========    ==========   ==========     ==========      ==========    ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                OHIO NATIONAL FUND, INC.
                                              -------------------------------------------------------------
                                               CAPITAL                                             BRYTON
                                                GROWTH       NASDAQ-100 INDEX      BRISTOL         GROWTH
                                              SUBACCOUNT        SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
                                              ----------     ----------------     ----------     ----------
                                                 2005              2005              2005           2005
                                              ----------     ----------------     ----------     ----------
Investment activity:
  Reinvested dividends......................  $        0        $        0        $        0     $       58
  Risk & administrative expense (note 2)....     (15,864)           (6,609)           (2,051)        (2,201)
                                              ----------        ----------        ----------     ----------
       Net investment activity..............     (15,864)           (6,609)           (2,051)        (2,143)
                                              ----------        ----------        ----------     ----------
Reinvested capital gains:...................           0                 0                 0              0
                                              ----------        ----------        ----------     ----------
Realized & unrealized gain (loss) on
  investments:
  Realized gain (loss)......................     (45,602)           17,571             2,015          2,769
  Unrealized gain (loss)....................     103,388              (990)           28,500         12,652
                                              ----------        ----------        ----------     ----------
       Net gain (loss) on investments.......      57,786            16,581            30,515         15,421
                                              ----------        ----------        ----------     ----------
          Net increase (decrease) in
            contract owners' equity from
            operations......................  $   41,922        $    9,972        $   28,464     $   13,278
                                              ==========        ==========        ==========     ==========

                                               JANUS ASPEN SERIES - INSTITUTIONAL SHARES
                                              --------------------------------------------
                                                LARGE CAP        WORLDWIDE
                                                  GROWTH           GROWTH        BALANCED
                                              SUBACCOUNT (A)     SUBACCOUNT     SUBACCOUNT
                                              --------------     ----------     ----------
                                                   2005             2005           2005
                                              --------------     ----------     ----------
Investment activity:
  Reinvested dividends......................    $   21,814       $   52,149     $   86,053
  Risk & administrative expense (note 2)....       (47,828)         (28,459)       (28,245)
                                                ----------       ----------     ----------
       Net investment activity..............       (26,014)          23,690         57,808
                                                ----------       ----------     ----------
Reinvested capital gains:...................             0                0              0
                                                ----------       ----------     ----------
Realized & unrealized gain (loss) on
  investments:
  Realized gain (loss)......................      (243,533)        (285,629)        29,835
  Unrealized gain (loss)....................       480,910          437,812        179,217
                                                ----------       ----------     ----------
       Net gain (loss) on investments.......       237,377          152,183        209,052
                                                ----------       ----------     ----------
          Net increase (decrease) in
            contract owners' equity from
            operations......................    $  211,363       $  175,873     $  266,860
                                                ==========       ==========     ==========

                                                                                                 STRONG VARIABLE
                                                     WELLS FARGO ADVANTAGE VARIABLE              INSURANCE FUNDS,
                                                          TRUST FUNDS (NOTE 4)                    INC. (NOTE 4)
                                             -----------------------------------------------     ----------------
                                                                MULTI CAP                            MID CAP
                                             OPPORTUNITY          VALUE           DISCOVERY         GROWTH II
                                             SUBACCOUNT         SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                             -----------     ----------------     ----------     ----------------
                                                2005               2005              2005              2005
                                             -----------     ----------------     ----------     ----------------
Investment activity:
  Reinvested dividends.....................  $        0         $    1,279        $        0        $        0
  Risk & administrative expense (note 2)...     (10,894)            (2,503)          (10,634)           (3,825)
                                             ----------         ----------        ----------        ----------
       Net investment activity.............     (10,894)            (1,224)          (10,634)           (3,825)
                                             ----------         ----------        ----------        ----------
Reinvested capital gains:..................           0                  0                 0                 0
                                             ----------         ----------        ----------        ----------
Realized & unrealized gain (loss) on
  investments:
  Realized gain (loss).....................      50,680              6,319             9,626          (504,934)
  Unrealized gain (loss)...................      62,036             46,383           290,800           391,605
                                             ----------         ----------        ----------        ----------
       Net gain (loss) on investments......     112,716             52,702           300,426          (113,329)
                                             ----------         ----------        ----------        ----------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................  $  101,822         $   51,478        $  289,792        $ (117,154)
                                             ==========         ==========        ==========        ==========


                                              GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                             ----------------------------------------
                                              GROWTH &      CORE U.S.       CAPITAL
                                               INCOME         EQUITY         GROWTH
                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                             ----------     ----------     ----------
                                                2005           2005           2005
                                             ----------     ----------     ----------
Investment activity:
  Reinvested dividends.....................  $   33,235     $   3,541      $      735
  Risk & administrative expense (note 2)...     (13,638)       (3,081)         (3,245)
                                             ----------     ---------      ----------
       Net investment activity.............      19,597           460          (2,510)
                                             ----------     ---------      ----------
Reinvested capital gains:..................           0             0               0
                                             ----------     ---------      ----------
Realized & unrealized gain (loss) on
  investments:
  Realized gain (loss).....................      31,179         8,965           2,182
  Unrealized gain (loss)...................      14,273        17,458          12,391
                                             ----------     ---------      ----------
       Net gain (loss) on investments......      45,452        26,423          14,573
                                             ----------     ---------      ----------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................  $   65,049     $  26,883      $   12,063
                                             ==========     =========      ==========

---------------

(a) Formerly known as Growth Subaccount.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               VAN KAMPEN                                  OLD MUTUAL
                                               UNIV. INST.        LAZARD RETIREMENT         INSURANCE
                                             FUNDS - CLASS I        SERIES, INC.         SERIES FUND (B)
                                             ---------------   -----------------------   ---------------
                                                U.S. REAL       EMERGING
                                                 ESTATE         MARKETS     SMALL CAP     TECH. & COMM.
                                               SUBACCOUNT      SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                             ---------------   ----------   ----------   ---------------
                                                  2005            2005         2005           2005
                                             ---------------   ----------   ----------   ---------------
Investment activity:
  Reinvested dividends.....................     $ 19,606       $   11,096   $       0        $     0
  Risk & administrative expense (note 2)...      (12,725)         (24,940)    (29,585)        (1,199)
                                                --------       ----------   ---------        -------
       Net investment activity.............        6,881          (13,844)    (29,585)        (1,199)
                                                --------       ----------   ---------        -------
Reinvested capital gains:..................       43,305          132,237     320,437              0
                                                --------       ----------   ---------        -------
Realized & unrealized gain (loss) on
  investments:
  Realized gain (loss).....................       98,415          136,305     141,861         (7,837)
  Unrealized gain (loss)...................      111,622          981,972    (287,894)        24,625
                                                --------       ----------   ---------        -------
       Net gain (loss) on investments......      210,037        1,118,277    (146,033)        16,788
                                                --------       ----------   ---------        -------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................     $260,223       $1,236,670   $ 144,819        $15,589
                                                ========       ==========   =========        =======


                                              FIDELITY VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2
                                             -------------------------------------------------------------
                                                  VIP             VIP             VIP         VIP EQUITY-
                                                MID CAP       CONTRAFUND        GROWTH          INCOME
                                              SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                             -------------   -------------   -------------   -------------
                                                 2005            2005            2005            2005
                                             -------------   -------------   -------------   -------------
Investment activity:
  Reinvested dividends.....................   $        0       $  5,361        $  3,755         $16,250
  Risk & administrative expense (note 2)...      (55,476)       (33,483)        (10,090)         (9,273)
                                              ----------       --------        --------         -------
       Net investment activity.............      (55,476)       (28,122)         (6,335)          6,977
                                              ----------       --------        --------         -------
Reinvested capital gains:..................      119,472            766               0          40,174
                                              ----------       --------        --------         -------
Realized & unrealized gain (loss) on
  investments:
  Realized gain (loss).....................      236,854         65,097           9,399          15,714
  Unrealized gain (loss)...................    1,036,357        730,701          75,934           8,991
                                              ----------       --------        --------         -------
       Net gain (loss) on investments......    1,273,211        795,798          85,333          24,705
                                              ----------       --------        --------         -------
          Net increase (decrease) in
            contract owners' equity from
            operations.....................   $1,337,207       $768,442        $ 78,998         $71,856
                                              ==========       ========        ========         =======

                                                JANUS ASPEN SERIES - SERVICE SHARES                   J.P. MORGAN SERIES TRUST II
                                   --------------------------------------------------------------     ---------------------------
                                     LARGE CAP        WORLDWIDE                     INTERNATIONAL        SMALL          MID CAP
                                       GROWTH           GROWTH        BALANCED         GROWTH           COMPANY          VALUE
                                   SUBACCOUNT (A)     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                   --------------     ----------     ----------     -------------     -----------     -----------
                                        2005             2005           2005            2005             2005            2005
                                   --------------     ----------     ----------     -------------     -----------     -----------
Investment activity:
  Reinvested dividends...........     $  2,210         $ 25,397       $ 71,390        $  7,537         $      0        $  4,673
  Risk & administrative expense
     (note 2)....................      (11,223)         (13,349)       (22,087)         (3,973)          (3,021)        (18,886)
                                      --------         --------       --------        --------         --------        --------
       Net investment activity...       (9,013)          12,048         49,303           3,564           (3,021)        (14,213)
                                      --------         --------       --------        --------         --------        --------
Reinvested capital gains:........            0                0              0               0           52,130          34,550
                                      --------         --------       --------        --------         --------        --------
Realized & unrealized gain (loss)
  on investments:
  Realized gain (loss)...........          743           (7,245)        36,040           7,355           11,325          29,534
  Unrealized gain (loss).........       67,940           93,013        143,989         182,638          (44,730)        172,457
                                      --------         --------       --------        --------         --------        --------
       Net gain (loss) on
          investments............       68,683           85,768        180,029         189,993          (33,405)        201,991
                                      --------         --------       --------        --------         --------        --------
          Net increase (decrease)
            in contract owners'
            equity from
            operations...........     $ 59,670         $ 97,816       $229,332        $193,557         $ 15,704        $222,328
                                      ========         ========       ========        ========         ========        ========

---------------

(a) Formerly known as Growth Subaccount.

(b) Formerly known as PBHG Insurance Series Fund.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                                                         THE PRUDENTIAL SERIES
                                               MFS VARIABLE INSURANCE TRUST - SERVICE CLASS                    FUND, INC.
                                         ---------------------------------------------------------     --------------------------
                                            NEW          INVESTORS        MID CAP         TOTAL                        JENNISON
                                         DISCOVERY      GROWTH STOCK       GROWTH         RETURN        JENNISON      20/20 FOCUS
                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                         ----------     ------------     ----------     ----------     ----------     -----------
                                            2005            2005            2005           2005           2005           2005
                                         ----------     ------------     ----------     ----------     ----------     -----------
Investment activity:
  Reinvested dividends.................    $    0         $   319         $     0        $ 69,868       $     0         $     0
  Risk & administrative expense (note
     2)................................      (815)         (1,579)         (2,340)        (27,435)         (542)         (1,098)
                                           ------         -------         -------        --------       -------         -------
       Net investment activity.........      (815)         (1,260)         (2,340)         42,433          (542)         (1,098)
                                           ------         -------         -------        --------       -------         -------
Reinvested capital gains:..............         0               0               0         150,249             0               0
                                           ------         -------         -------        --------       -------         -------
Realized & unrealized gain (loss) on
  investments:
  Realized gain (loss).................     1,932           1,450           2,585          42,302         2,903           2,091
  Unrealized gain (loss)...............     3,660           9,154          12,818        (150,306)        7,903          36,587
                                           ------         -------         -------        --------       -------         -------
       Net gain (loss) on
          investments..................     5,592          10,604          15,403        (108,004)       10,806          38,678
                                           ------         -------         -------        --------       -------         -------
          Net increase (decrease) in
            contract owners' equity
            from operations............    $4,777         $ 9,344         $13,063        $ 84,678       $10,264         $37,580
                                           ======         =======         =======        ========       =======         =======

                                                                                                                       DREYFUS
                                                                                                                       VARIABLE
                                                                                                      CALVERT        INV. FUND -
                                        UBS SERIES         PIMCO VARIABLE INSURANCE TRUST -           VARIABLE         SERVICE
                                          TRUST                 ADMINISTRATIVE SHARES               SERIES, INC.        CLASS
                                        ----------     ----------------------------------------     ------------     ------------
                                           U.S.           REAL          TOTAL          GLOBAL          SOCIAL
                                        ALLOCATION       RETURN         RETURN          BOND           EQUITY        APPRECIATION
                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                        ----------     ----------     ----------     ----------     ------------     ------------
                                           2005           2005           2005           2005            2005             2005
                                        ----------     ----------     ----------     ----------     ------------     ------------
Investment activity:
  Reinvested dividends................    $  930        $ 53,443       $ 86,042       $ 17,892        $   178          $     0
  Risk & administrative expense (note
     2)...............................      (559)        (13,411)       (18,063)        (5,078)        (2,361)          (1,372)
                                          ------        --------       --------       --------        -------          -------
       Net investment activity........       371          40,032         67,979         12,814         (2,183)          (1,372)
                                          ------        --------       --------       --------        -------          -------
Reinvested capital gains:.............         0          23,974         42,438         10,904              0                0
                                          ------        --------       --------       --------        -------          -------
Realized & unrealized gain (loss) on
investments:
  Realized gain (loss)................     3,242           5,294            445         (1,462)         5,849            1,718
  Unrealized gain (loss)..............     1,625         (44,701)       (69,735)       (74.510)         8,991            5,807
                                          ------        --------       --------       --------        -------          -------
       Net gain (loss) on
          investments.................     4,867         (39,407)       (69,290)       (75,972)        14,840            7,525
                                          ------        --------       --------       --------        -------          -------
          Net increase (decrease) in
            contract owners' equity
            from operations...........    $5,238        $ 24,599       $ 41,127       $(52,254)       $12,657          $ 6,153
                                          ======        ========       ========       ========        =======          =======

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF OPERATIONS                 FOR THE PERIOD ENDED DECEMBER 31, 2005

                                                                                         VAN KAMPEN UNIVERSAL
                                                                                         INSTITUTIONAL FUNDS -
                                                           ROYCE CAPITAL FUND                  CLASS II
                                                        -------------------------     ---------------------------
                                                                                       CORE PLUS       U.S. REAL
                                                        SMALL-CAP      MICRO-CAP      FIXED INCOME       ESTATE          TOTAL
                                                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNTS
                                                        ----------     ----------     ------------     ----------     -----------
                                                           2005           2005            2005            2005           2005
                                                        ----------     ----------     ------------     ----------     -----------
Investment activity:
  Reinvested dividends................................   $      0       $ 10,484         $2,262         $ 6,418       $ 1,489,025
  Risk & administrative expense (note 2)..............    (24,037)       (12,447)          (405)         (3,337)       (1,665,748)
                                                         --------       --------         ------         -------       -----------
       Net investment activity........................    (24,037)        (1,963)         1,857           3,081          (176,723)
                                                         --------       --------         ------         -------       -----------
Reinvested capital gains:.............................     41,023         31,677            479          15,129         1,058,944
                                                         --------       --------         ------         -------       -----------
Realized & unrealized gain (loss) on investments:
  Realized gain (loss)................................     56,334         14,543             35          14,798           (56,090)
  Unrealized gain (loss)..............................    190,059        147,663           (272)         65,825        14,562,244
                                                         --------       --------         ------         -------       -----------
       Net gain (loss) on investments.................    246,393        162,206           (237)         80,623        14,506,154
                                                         --------       --------         ------         -------       -----------
          Net increase (decrease) in contract owners'
            equity from operations....................   $263,379       $191,920         $2,099         $98,833       $15,388,375
                                                         ========       ========         ======         =======       ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                             OHIO NATIONAL FUND, INC.
                                               -----------------------------------------------------
                                                        EQUITY                   MONEY MARKET
                                                      SUBACCOUNT                  SUBACCOUNT
                                               -------------------------   -------------------------
                                                  2005          2004          2005          2004
                                               -----------   -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...................   $  (310,160)  $  (273,481)  $   124,421   $    17,743
  Reinvested capital gains..................             0             0             0             0
  Realized gain (loss)......................       274,160       (70,817)      (10,848)        2,229
  Unrealized gain (loss)....................     2,292,631     4,939,436             0             0
                                               -----------   -----------   -----------   -----------
     Net increase (decrease) in contract
       owners' equity from operations.......     2,256,631     4,595,138       113,573        19,972
                                               -----------   -----------   -----------   -----------
Equity transactions:
  Contract purchase payments................     4,318,923     4,682,712     4,345,894     4,782,947
  Transfers to & from fixed & other
     subaccounts............................      (556,818)      763,687    (3,822,543)   (5,022,229)
  Withdrawals, surrenders & death benefit
     payments...............................    (2,604,054)   (2,384,874)     (285,844)     (213,016)
  Surrender charges (note 2)................      (191,956)     (175,587)      (63,853)     (107,012)
  Cost of insurance & administrative fee
     (note 2)...............................    (2,480,052)   (2,491,707)     (466,949)     (520,592)
                                               -----------   -----------   -----------   -----------
     Net equity transactions................    (1,513,957)      394,231      (293,295)   (1,079,902)
                                               -----------   -----------   -----------   -----------
       Net change in contract owners'
          equity............................       742,674     4,989,369      (179,722)   (1,059,930)
Contract owners' equity:
  Beginning of period.......................    44,156,493    39,167,124     5,938,037     6,997,967
                                               -----------   -----------   -----------   -----------
  End of period.............................   $44,899,167   $44,156,493   $ 5,758,315   $ 5,938,037
                                               ===========   ===========   ===========   ===========
Change in units:
  Beginning units...........................     1,115,444     1,104,141       298,992       353,266
                                               -----------   -----------   -----------   -----------
  Units purchased...........................       164,855       223,628       572,665       571,541
  Units redeemed............................      (203,354)     (212,325)     (587,877)     (625,815)
                                               -----------   -----------   -----------   -----------
  Ending units..............................     1,076,945     1,115,444       283,780       298,992
                                               ===========   ===========   ===========   ===========

                                                          OHIO NATIONAL FUND, INC.
                                              -------------------------------------------------
                                                       BOND                      OMNI
                                                    SUBACCOUNT                SUBACCOUNT
                                              -----------------------   -----------------------
                                                 2005         2004         2005         2004
                                              ----------   ----------   ----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...................  $  117,668   $  (29,198)  $   39,314   $   46,818
  Reinvested capital gains..................           0            0            0            0
  Realized gain (loss)......................      58,481       45,869     (155,415)    (194,095)
  Unrealized gain (loss)....................    (190,913)     181,545      731,671      590,132
                                              ----------   ----------   ----------   ----------
     Net increase (decrease) in contract
       owners' equity from operations.......     (14,764)     198,216      615,570      442,855
                                              ----------   ----------   ----------   ----------
Equity transactions:
  Contract purchase payments................     578,031      625,376      801,139      857,700
  Transfers to & from fixed & other
     subaccounts............................      46,736       14,384      (94,921)    (159,397)
  Withdrawals, surrenders & death benefit
     payments...............................    (334,061)    (356,586)    (485,296)    (283,194)
  Surrender charges (note 2)................     (54,459)     (22,413)     (36,384)     (33,736)
  Cost of insurance & administrative fee
     (note 2)...............................    (243,589)    (252,832)    (529,195)    (544,261)
                                              ----------   ----------   ----------   ----------
     Net equity transactions................      (7,342)       7,929     (344,657)    (162,888)
                                              ----------   ----------   ----------   ----------
       Net change in contract owners'
          equity............................     (22,106)     206,145      270,913      279,967
Contract owners' equity:
  Beginning of period.......................   4,107,370    3,901,225    7,377,798    7,097,831
                                              ----------   ----------   ----------   ----------
  End of period.............................  $4,085,264   $4,107,370   $7,648,711   $7,377,798
                                              ==========   ==========   ==========   ==========
Change in units:
  Beginning units...........................     140,403      140,154      319,625      326,920
                                              ----------   ----------   ----------   ----------
  Units purchased...........................      40,528       42,877       44,065       51,015
  Units redeemed............................     (40,825)     (42,628)     (58,773)     (58,310)
                                              ----------   ----------   ----------   ----------
  Ending units..............................     140,106      140,403      304,917      319,625
                                              ==========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                  OHIO NATIONAL FUND, INC.
                                             -------------------------------------------------------------------

                                                   INTERNATIONAL           CAPITAL APPRECIATION       DISCOVERY
                                                    SUBACCOUNT                  SUBACCOUNT           SUBACCOUNT
                                             -------------------------   -------------------------   -----------
                                                2005          2004          2005          2004          2005
                                             -----------   -----------   -----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity.................   $   (88,441)  $   (90,663)  $   (28,278)  $   (47,341)  $  (107,600)
  Reinvested capital gains................             0             0             0             0             0
  Realized gain (loss)....................      (286,934)     (494,947)      333,160       144,920      (362,788)
  Unrealized gain (loss)..................     1,455,025     2,019,207       326,550     1,457,194       315,976
                                             -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in contract
       owners' equity from operations.....     1,079,650     1,433,597       631,432     1,554,773      (154,412)
                                             -----------   -----------   -----------   -----------   -----------
Equity transactions:
  Contract purchase payments..............     1,409,255     1,536,951     1,428,777     1,539,003     1,647,328
  Transfers to & from fixed & other
     subaccounts..........................      (156,065)     (339,620)     (692,141)     (667,847)   (1,269,488)
  Withdrawals, surrenders & death benefit
     payments.............................      (875,277)     (725,022)     (923,271)     (414,192)     (824,089)
  Surrender charges (note 2)..............       (42,138)      (58,820)     (115,165)      (96,724)     (106,978)
  Cost of insurance & administrative fee
     (note 2).............................      (840,814)     (851,603)     (797,911)     (844,597)     (909,709)
                                             -----------   -----------   -----------   -----------   -----------
     Net equity transactions..............      (505,039)     (438,114)   (1,099,711)     (484,357)   (1,462,936)
                                             -----------   -----------   -----------   -----------   -----------
       Net change in contract owners'
          equity..........................       574,611       995,483      (468,279)    1,070,416    (1,617,348)
Contract owners' equity:
  Beginning of period.....................    13,177,060    12,181,577    14,860,835    13,790,419    15,921,500
                                             -----------   -----------   -----------   -----------   -----------
  End of period...........................   $13,751,671   $13,177,060   $14,392,556   $14,860,835   $14,304,152
                                             ===========   ===========   ===========   ===========   ===========
Change in units:
  Beginning units.........................       717,207       743,455       512,253       530,787       577,630
                                             -----------   -----------   -----------   -----------   -----------
  Units purchased.........................       105,437       123,031        65,243        84,990        70,487
  Units redeemed..........................      (133,341)     (149,279)     (102,681)     (103,524)     (125,284)
                                             -----------   -----------   -----------   -----------   -----------
  Ending units............................       689,303       717,207       474,815       512,253       522,833
                                             ===========   ===========   ===========   ===========   ===========

                                                  OHIO NATIONAL FUND, INC.
                                            -------------------------------------
                                                            INTERNATIONAL SMALL
                                             DISCOVERY            COMPANY
                                            SUBACCOUNT          SUBACCOUNT
                                            -----------   -----------------------
                                               2004          2005         2004
                                            -----------   ----------   ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity.................  $  (112,670)  $  (12,312)  $   13,482
  Reinvested capital gains................            0            0            0
  Realized gain (loss)....................     (435,630)      88,504      (12,260)
  Unrealized gain (loss)..................    2,032,153    1,387,291      807,497
                                            -----------   ----------   ----------
     Net increase (decrease) in contract
       owners' equity from operations.....    1,483,853    1,463,483      808,719
                                            -----------   ----------   ----------
Equity transactions:
  Contract purchase payments..............    1,902,675      544,653      539,095
  Transfers to & from fixed & other
     subaccounts..........................   (1,199,466)     419,196      (91,066)
  Withdrawals, surrenders & death benefit
     payments.............................     (529,374)    (193,587)    (241,300)
  Surrender charges (note 2)..............     (129,879)     (19,809)     (29,864)
  Cost of insurance & administrative fee
     (note 2).............................   (1,013,271)    (314,388)    (279,619)
                                            -----------   ----------   ----------
     Net equity transactions..............     (969,315)     436,065     (102,754)
                                            -----------   ----------   ----------
       Net change in contract owners'
          equity..........................      514,538    1,899,548      705,965
Contract owners' equity:
  Beginning of period.....................   15,406,962    4,842,536    4,136,571
                                            -----------   ----------   ----------
  End of period...........................  $15,921,500   $6,742,084   $4,842,536
                                            ===========   ==========   ==========
Change in units:
  Beginning units.........................      615,441      227,029      232,660
                                            -----------   ----------   ----------
  Units purchased.........................       87,965       58,710       49,922
  Units redeemed..........................     (125,776)     (38,872)     (55,553)
                                            -----------   ----------   ----------
  Ending units............................      577,630      246,867      227,029
                                            ===========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                        OHIO NATIONAL FUND, INC.
                                              -----------------------------------------------------------------------------
                                                 AGGRESSIVE GROWTH         SMALL CAP GROWTH          MID CAP OPPORTUNITY
                                                    SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT
                                              -----------------------   -----------------------   -------------------------
                                                 2005         2004         2005         2004         2005          2004
                                              ----------   ----------   ----------   ----------   -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity..................   $  (22,883)  $  (22,321)  $  (20,539)  $  (19,279)  $  (101,744)  $  (100,894)
  Reinvested capital gains.................            0            0            0            0             0             0
  Realized gain (loss).....................     (122,916)    (147,574)    (107,936)    (193,634)      207,262        10,995
  Unrealized gain (loss)...................      535,901      417,730      292,134      489,199     1,087,915     1,750,453
                                              ----------   ----------   ----------   ----------   -----------   -----------
     Net increase (decrease) in contract
       owners' equity from operations......      390,102      247,835      163,659      276,286     1,193,433     1,660,554
                                              ----------   ----------   ----------   ----------   -----------   -----------
Equity transactions:
  Contract purchase payments...............      469,777      591,602      390,121      449,591     1,363,558     1,567,884
  Transfers to & from fixed & other
     subaccounts...........................     (203,446)    (198,854)    (168,379)    (177,650)   (1,017,256)     (936,883)
  Withdrawals, surrenders & death benefit
     payments..............................     (141,458)    (111,296)    (153,829)    (141,901)     (943,655)     (372,050)
  Surrender charges (note 2)...............      (44,537)     (31,301)     (41,575)     (45,108)     (134,799)     (123,345)
  Cost of insurance & administrative fee
     (note 2)..............................     (226,043)    (239,424)    (173,532)    (186,589)     (738,235)     (807,525)
                                              ----------   ----------   ----------   ----------   -----------   -----------
     Net equity transactions...............     (145,707)      10,727     (147,194)    (101,657)   (1,470,387)     (671,919)
                                              ----------   ----------   ----------   ----------   -----------   -----------
       Net change in contract owners'
          equity...........................      244,395      258,562       16,465      174,629      (276,954)      988,635
Contract owners' equity:
  Beginning of period......................    3,270,643    3,012,081    2,895,083    2,720,454    14,487,599    13,498,964
                                              ----------   ----------   ----------   ----------   -----------   -----------
  End of period............................   $3,515,038   $3,270,643   $2,911,548   $2,895,083   $14,210,645   $14,487,599
                                              ==========   ==========   ==========   ==========   ===========   ===========
Change in units:
  Beginning units..........................      418,847      417,152      246,276      255,980       657,075       690,056
                                              ----------   ----------   ----------   ----------   -----------   -----------
  Units purchased..........................       65,871       89,820       41,148       52,504        76,457        97,725
  Units redeemed...........................      (84,375)     (88,125)     (53,080)     (62,208)     (143,129)     (130,706)
                                              ----------   ----------   ----------   ----------   -----------   -----------
  Ending units.............................      400,343      418,847      234,344      246,276       590,403       657,075
                                              ==========   ==========   ==========   ==========   ===========   ===========

                                             OHIO NATIONAL FUND, INC.
                                             -------------------------
                                                   S&P 500 INDEX
                                                    SUBACCOUNT
                                             -------------------------
                                                2005          2004
                                             -----------   -----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity..................  $    73,149   $    96,793
  Reinvested capital gains.................            0             0
  Realized gain (loss).....................      (22,160)     (186,489)
  Unrealized gain (loss)...................      837,360     2,291,897
                                             -----------   -----------
     Net increase (decrease) in contract
       owners' equity from operations......      888,349     2,202,201
                                             -----------   -----------
Equity transactions:
  Contract purchase payments...............    3,511,851     3,790,090
  Transfers to & from fixed & other
     subaccounts...........................   (1,290,705)   (1,116,048)
  Withdrawals, surrenders & death benefit
     payments..............................   (1,174,352)     (719,516)
  Surrender charges (note 2)...............     (303,023)     (284,102)
  Cost of insurance & administrative fee
     (note 2)..............................   (1,536,063)   (1,620,245)
                                             -----------   -----------
     Net equity transactions...............     (792,292)       50,179
                                             -----------   -----------
       Net change in contract owners'
          equity...........................       96,057     2,252,380
Contract owners' equity:
  Beginning of period......................   24,857,125    22,604,745
                                             -----------   -----------
  End of period............................  $24,953,182   $24,857,125
                                             ===========   ===========
Change in units:
  Beginning units..........................    1,435,557     1,429,233
                                             -----------   -----------
  Units purchased..........................      273,515       356,261
  Units redeemed...........................     (319,255)     (349,937)
                                             -----------   -----------
  Ending units.............................    1,389,817     1,435,557
                                             ===========   ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                    OHIO NATIONAL FUND, INC.
                                -------------------------------------------------------------------------------------------------
                                       BLUE CHIP             HIGH INCOME BOND           CAPITAL GROWTH         NASDAQ-100 INDEX
                                      SUBACCOUNT                SUBACCOUNT                SUBACCOUNT              SUBACCOUNT
                                -----------------------   -----------------------   -----------------------   -------------------
                                   2005         2004         2005         2004         2005         2004        2005       2004
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
Increase (decrease) in
  contract owners' equity
  from operations:
  Net investment activity....   $    4,678   $    8,900   $   85,295   $   (3,878)  $  (15,864)  $  (14,804)  $ (6,609)  $ (6,844)
  Reinvested capital gains...            0            0            0            0            0            0          0          0
  Realized gain (loss).......       17,128       19,470       25,150       16,153      (45,602)    (135,412)    17,571     34,270
  Unrealized gain (loss).....       36,625       84,686      (70,540)     107,996      103,388      516,289       (990)    54,688
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
     Net increase (decrease)
       in contract owners'
       equity from
       operations............       58,431      113,056       39,905      120,271       41,922      366,073      9,972     82,114
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
Equity transactions:
  Contract purchase
     payments................      223,242      232,814      355,463      288,504      404,743      437,354    177,241    213,207
  Transfers to & from fixed &
     other subaccounts.......      (69,627)     (75,141)     409,685      197,809     (231,766)    (133,275)   (37,896)  (208,811)
  Withdrawals, surrenders &
     death benefit
     payments................      (21,455)     (32,410)     (84,240)     (25,555)     (58,873)    (164,243)   (28,349)   (18,640)
  Surrender charges (note
     2)......................       (8,447)     (20,752)     (16,746)      (9,935)     (18,882)     (22,954)    (9,326)    (5,488)
  Cost of insurance &
     administrative fee (note
     2)......................      (86,638)     (93,972)    (111,697)     (88,193)    (135,692)    (149,118)   (56,153)   (77,148)
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
     Net equity
       transactions..........       37,075       10,539      552,465      362,630      (40,470)     (32,236)    45,517    (96,880)
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
       Net change in contract
          owners' equity.....       95,506      123,595      592,370      482,901        1,452      333,837     55,489    (14,766)
Contract owners' equity:
  Beginning of period........    1,425,703    1,302,108    1,478,859      995,958    2,275,671    1,941,834    926,893    941,659
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
  End of period..............   $1,521,209   $1,425,703   $2,071,229   $1,478,859   $2,277,123   $2,275,671   $982,382   $926,893
                                ==========   ==========   ==========   ==========   ==========   ==========   ========   ========
Change in units:
  Beginning units............      131,968      131,115      109,023       80,651      270,898      274,649    191,727    212,661
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
  Units purchased............       24,204       30,783       75,347       55,876       66,876       98,447     60,745     87,678
  Units redeemed.............      (20,726)     (29,930)     (35,004)     (27,504)     (71,643)    (102,198)   (50,645)  (108,612)
                                ----------   ----------   ----------   ----------   ----------   ----------   --------   --------
  Ending units...............      135,446      131,968      149,366      109,023      266,131      270,898    201,827    191,727
                                ==========   ==========   ==========   ==========   ==========   ==========   ========   ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                       OHIO NATIONAL FUND, INC.
                                                               -----------------------------------------
                                                                     BRISTOL            BRYTON GROWTH
                                                                   SUBACCOUNT            SUBACCOUNT
                                                               -------------------   -------------------
                                                                 2005       2004       2005       2004
                                                               --------   --------   --------   --------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...................................   $ (2,051)  $  1,001   $ (2,143)  $ (1,744)
  Reinvested capital gains..................................          0     20,635          0          0
  Realized gain (loss)......................................      2,015      2,032      2,769      3,695
  Unrealized gain (loss)....................................     28,500    (10,677)    12,652     12,099
                                                               --------   --------   --------   --------
     Net increase (decrease) in contract owners' equity from
      operations............................................     28,464     12,991     13,278     14,050
                                                               --------   --------   --------   --------
Equity transactions:
  Contract purchase payments................................     48,595     30,828     62,941     70,612
  Transfers to & from fixed & other subaccounts.............    157,260     78,960     13,923     40,011
  Withdrawals, surrenders & death benefit payments..........     (1,194)      (551)    (1,113)    (3,721)
  Surrender charges (note 2)................................       (947)      (344)      (441)    (1,845)
  Cost of insurance & administrative fee (note 2)...........    (16,236)    (8,975)   (21,361)   (19,383)
                                                               --------   --------   --------   --------
     Net equity transactions................................    187,478     99,918     53,949     85,674
                                                               --------   --------   --------   --------
       Net change in contract owners' equity................    215,942    112,909     67,227     99,724
Contract owners' equity:
  Beginning of period.......................................    201,858     88,949    281,321    181,597
                                                               --------   --------   --------   --------
  End of period.............................................   $417,800   $201,858   $348,548   $281,321
                                                               ========   ========   ========   ========
Change in units:
  Beginning units...........................................     18,117      8,607     28,613     19,708
                                                               --------   --------   --------   --------
  Units purchased...........................................     20,399     12,133     11,129     23,292
  Units redeemed............................................     (4,793)    (2,623)    (5,500)   (14,387)
                                                               --------   --------   --------   --------
  Ending units..............................................     33,723     18,117     34,242     28,613
                                                               ========   ========   ========   ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                     JANUS ASPEN SERIES - INSTITUTIONAL SHARES
                                                   ------------------------------------------------------------------------------
                                                        LARGE CAP GROWTH           WORLDWIDE GROWTH              BALANCED
                                                         SUBACCOUNT (A)               SUBACCOUNT                SUBACCOUNT
                                                   --------------------------   -----------------------   -----------------------
                                                       2005           2004         2005         2004         2005         2004
                                                   -------------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity........................   $  (26,014)    $  (39,572)  $   23,690   $   10,253   $   57,808   $   56,740
  Reinvested capital gains.......................            0              0            0            0            0            0
  Realized gain (loss)...........................     (243,533)      (382,855)    (285,629)    (342,983)      29,835       (7,747)
  Unrealized gain (loss).........................      480,910        654,600      437,812      502,009      179,217      233,830
                                                    ----------     ----------   ----------   ----------   ----------   ----------
     Net increase (decrease) in contract owners'
      equity from operations.....................      211,363        232,173      175,873      169,279      266,860      282,823
                                                    ----------     ----------   ----------   ----------   ----------   ----------
Equity transactions:
  Contract purchase payments.....................    1,018,230      1,234,415      595,196      737,775      392,951      490,738
  Transfers to & from fixed & other
     subaccounts.................................     (551,598)      (789,941)    (648,129)    (675,342)    (105,042)    (329,625)
  Withdrawals, surrenders & death benefit
     payments....................................     (267,871)      (395,666)    (227,742)    (282,084)    (208,530)     (69,968)
  Surrender charges (note 2).....................      (66,225)       (53,056)     (40,355)     (44,387)     (90,495)     (58,748)
  Cost of insurance & administrative fee (note
     2)..........................................     (409,609)      (467,491)    (244,891)    (301,051)    (193,107)    (210,306)
                                                    ----------     ----------   ----------   ----------   ----------   ----------
     Net equity transactions.....................     (277,073)      (471,739)    (565,921)    (565,089)    (204,223)    (177,909)
                                                    ----------     ----------   ----------   ----------   ----------   ----------
       Net change in contract owners' equity.....      (65,710)      (239,566)    (390,048)    (395,810)      62,637      104,914
Contract owners' equity:
  Beginning of period............................    6,725,404      6,964,970    4,191,284    4,587,094    3,881,149    3,776,235
                                                    ----------     ----------   ----------   ----------   ----------   ----------
  End of period..................................   $6,659,694     $6,725,404   $3,801,236   $4,191,284   $3,943,786   $3,881,149
                                                    ==========     ==========   ==========   ==========   ==========   ==========
Change in units:
  Beginning units................................      835,071        897,138      456,543      519,631      338,523      354,790
                                                    ----------     ----------   ----------   ----------   ----------   ----------
  Units purchased................................      155,367        181,827       71,526       95,185       50,527       72,513
  Units redeemed.................................     (191,590)      (243,894)    (134,028)    (158,273)     (68,014)     (88,780)
                                                    ----------     ----------   ----------   ----------   ----------   ----------
  Ending units...................................      798,848        835,071      394,041      456,543      321,036      338,523
                                                    ==========     ==========   ==========   ==========   ==========   ==========

---------------

(a) Formerly known as Growth Subaccount.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                                                             STRONG VARIABLE
                                                                                                          INSURANCE FUNDS, INC.
                                             WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS (NOTE 4)                 (NOTE 4)
                                        --------------------------------------------------------------   ------------------------
                                              OPPORTUNITY             MULTI CAP VALUE       DISCOVERY       MID-CAP GROWTH II
                                              SUBACCOUNT                SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                        -----------------------   -----------------------   ----------   ------------------------
                                           2005         2004         2005         2004         2005         2005          2004
                                        ----------   ----------   ----------   ----------   ----------   -----------   ----------
Increase (decrease) in contract
  owners' equity from operations:
  Net investment activity.............  $  (10,894)  $  (12,528)   $ (1,224)   $  (2,467)   $  (10,634)  $    (3,825)  $  (13,745)
  Reinvested capital gains............           0            0           0            0             0             0            0
  Realized gain (loss)................      50,680       29,061       6,319       12,561         9,626      (504,934)    (154,061)
  Unrealized gain (loss)..............      62,036      257,155      46,383       36,531       290,800       391,605      500,552
                                        ----------   ----------    --------    ---------    ----------   -----------   ----------
     Net increase (decrease) in
       contract owners' equity from
       operations.....................     101,822      273,688      51,478       46,625       289,792      (117,154)     332,746
                                        ----------   ----------    --------    ---------    ----------   -----------   ----------
Equity transactions:
  Contract purchase payments..........     203,467      268,827      37,671       50,166       221,951        95,846      411,508
  Transfers to & from fixed & other
     subaccounts......................    (161,154)    (403,619)    (10,130)    (103,159)    1,801,527    (2,022,448)    (296,056)
  Withdrawals, surrenders & death
     benefit payments.................    (155,106)     (52,917)     (2,037)     (14,763)      (35,215)      (10,536)    (126,565)
  Surrender charges (note 2)..........     (33,148)     (15,989)        (94)      (2,265)      (16,412)       (6,011)     (45,368)
  Cost of insurance & administrative
     fee (note 2).....................     (90,306)    (110,732)    (15,769)     (17,707)      (93,120)      (36,951)    (144,004)
                                        ----------   ----------    --------    ---------    ----------   -----------   ----------
     Net equity transactions..........    (236,247)    (314,430)      9,641      (87,728)    1,878,731    (1,980,100)    (200,485)
                                        ----------   ----------    --------    ---------    ----------   -----------   ----------
       Net change in contract owners'
          equity......................    (134,425)     (40,742)     61,119      (41,103)    2,168,523    (2,097,254)     132,261
Contract owners' equity:
  Beginning of period.................   1,727,637    1,768,379     331,802      372,905             0     2,097,254    1,964,993
                                        ----------   ----------    --------    ---------    ----------   -----------   ----------
  End of period.......................  $1,593,212   $1,727,637    $392,921    $ 331,802    $2,168,523   $         0   $2,097,254
                                        ==========   ==========    ========    =========    ==========   ===========   ==========
Change in units:
  Beginning units.....................     132,025      158,569      24,011       31,274             0       286,088      317,008
                                        ----------   ----------    --------    ---------    ----------   -----------   ----------
  Units purchased.....................      17,248       29,128       3,480        5,440       305,083        14,880       71,334
  Units redeemed......................     (35,575)     (55,672)     (2,902)     (12,703)      (33,170)     (300,968)    (102,254)
                                        ----------   ----------    --------    ---------    ----------   -----------   ----------
  Ending units........................     113,698      132,025      24,589       24,011       271,913             0      286,088
                                        ==========   ==========    ========    =========    ==========   ===========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                   ---------------------------------------------------------------------------
                                                       GROWTH & INCOME          CORE U.S. EQUITY           CAPITAL GROWTH
                                                         SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                   -----------------------   -----------------------   -----------------------
                                                      2005         2004         2005         2004         2005         2004
                                                   ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity........................  $   19,597   $   14,044    $    460     $  2,004     $ (2,510)    $    144
  Reinvested capital gains.......................           0            0           0            0            0            0
  Realized gain (loss)...........................      31,179       14,825       8,965        3,662        2,182         (658)
  Unrealized gain (loss).........................      14,273      190,372      17,458       39,712       12,391       33,273
                                                   ----------   ----------    --------     --------     --------     --------
     Net increase (decrease) in contract owners'
       equity from operations....................      65,049      219,241      26,883       45,378       12,063       32,759
                                                   ----------   ----------    --------     --------     --------     --------
Equity transactions:
  Contract purchase payments.....................     313,921      217,021      77,592       86,160       75,118       82,059
  Transfers to & from fixed & other
     subaccounts.................................     168,743      236,948      30,513       47,415        7,586      (20,973)
  Withdrawals, surrenders & death benefit
     payments....................................     (24,642)     (32,325)    (10,281)      (1,677)      (3,249)      (1,732)
  Surrender charges (note 2).....................      (7,682)     (10,891)     (5,537)      (2,531)      (4,136)      (2,079)
  Cost of insurance & administrative fee (note
     2)..........................................    (116,391)     (88,450)    (32,440)     (26,195)     (36,386)     (33,511)
                                                   ----------   ----------    --------     --------     --------     --------
     Net equity transactions.....................     333,949      322,303      59,847      103,172       38,933       23,764
                                                   ----------   ----------    --------     --------     --------     --------
       Net change in contract owners' equity.....     398,998      541,544      86,730      148,550       50,996       56,523
Contract owners' equity:
  Beginning of period............................   1,647,124    1,105,580     413,858      265,308      446,495      389,972
                                                   ----------   ----------    --------     --------     --------     --------
  End of period..................................  $2,046,122   $1,647,124    $500,588     $413,858     $497,491     $446,495
                                                   ==========   ==========    ========     ========     ========     ========
Change in units:
  Beginning units................................     157,667      124,784      42,485       31,071       51,544       48,744
                                                   ----------   ----------    --------     --------     --------     --------
  Units purchased................................      70,210       68,268      18,132       19,646       13,515       15,644
  Units redeemed.................................     (38,012)     (35,385)    (12,010)      (8,232)      (8,852)     (12,844)
                                                   ----------   ----------    --------     --------     --------     --------
  Ending units...................................     189,865      157,667      48,607       42,485       56,207       51,544
                                                   ==========   ==========    ========     ========     ========     ========

                                                       VAN KAMPEN UNIVERSAL
                                                   INSTITUTIONAL FUNDS - CLASS I
                                                   -----------------------------
                                                         U.S. REAL ESTATE
                                                            SUBACCOUNT
                                                   -----------------------------
                                                       2005            2004
                                                   -------------   -------------
Increase (decrease) in contract owners' equity
  from operations:
  Net investment activity........................   $    6,881      $    7,176
  Reinvested capital gains.......................       43,305          16,164
  Realized gain (loss)...........................       98,415          31,228
  Unrealized gain (loss).........................      111,622         269,158
                                                    ----------      ----------
     Net increase (decrease) in contract owners'
       equity from operations....................      260,223         323,726
                                                    ----------      ----------
Equity transactions:
  Contract purchase payments.....................      150,836          88,522
  Transfers to & from fixed & other
     subaccounts.................................      388,379         561,205
  Withdrawals, surrenders & death benefit
     payments....................................     (131,575)        (36,654)
  Surrender charges (note 2).....................       (6,276)        (12,312)
  Cost of insurance & administrative fee (note
     2)..........................................      (98,604)        (52,809)
                                                    ----------      ----------
     Net equity transactions.....................      302,760         547,952
                                                    ----------      ----------
       Net change in contract owners' equity.....      562,983         871,678
Contract owners' equity:
  Beginning of period............................    1,444,635         572,957
                                                    ----------      ----------
  End of period..................................   $2,007,618      $1,444,635
                                                    ==========      ==========
Change in units:
  Beginning units................................       55,907          30,017
                                                    ----------      ----------
  Units purchased................................       30,674          34,721
  Units redeemed.................................      (19,709)         (8,831)
                                                    ----------      ----------
  Ending units...................................       66,872          55,907
                                                    ==========      ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                                                           OLD MUTUAL INSURANCE
                                                               LAZARD RETIREMENT SERIES, INC.                 SERIES FUND (B)
                                                      -------------------------------------------------   -----------------------
                                                                                                               TECHNOLOGY &
                                                         EMERGING MARKETS              SMALL CAP              COMMUNICATIONS
                                                            SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                                                      -----------------------   -----------------------   -----------------------
                                                         2005         2004         2005         2004         2005         2004
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...........................  $  (13,844)  $   (1,233)  $  (29,585)  $  (27,525)   $ (1,199)    $ (1,317)
  Reinvested capital gains..........................     132,237            0      320,437            0           0            0
  Realized gain (loss)..............................     136,305       62,555      141,861      163,001      (7,837)     (24,476)
  Unrealized gain (loss)............................     981,972      467,724     (287,894)     376,771      24,625       31,573
                                                      ----------   ----------   ----------   ----------    --------     --------
     Net increase (decrease) in contract owners'
      equity from operations........................   1,236,670      529,046      144,819      512,247      15,589        5,780
                                                      ----------   ----------   ----------   ----------    --------     --------
Equity transactions:
  Contract purchase payments........................     327,575      233,895      682,920      730,840      42,054       47,005
  Transfers to & from fixed & other subaccounts.....     759,489      393,265      140,817     (404,573)    (28,818)     (19,718)
  Withdrawals, surrenders & death benefit
     payments.......................................    (105,037)     (37,786)    (219,669)    (232,646)     (1,565)      (3,101)
  Surrender charges (note 2)........................     (15,164)     (24,114)     (42,607)     (32,849)       (829)      (4,824)
  Cost of insurance & administrative fee (note 2)...    (167,111)     (99,138)    (259,692)    (283,157)    (16,848)     (15,944)
                                                      ----------   ----------   ----------   ----------    --------     --------
     Net equity transactions........................     799,752      466,122      301,769     (222,385)     (6,006)       3,418
                                                      ----------   ----------   ----------   ----------    --------     --------
       Net change in contract owners' equity........   2,036,422      995,168      446,588      289,862       9,583        9,198
Contract owners' equity:
  Beginning of period...............................   2,524,762    1,529,594    4,088,038    3,798,176     194,503      185,305
                                                      ----------   ----------   ----------   ----------    --------     --------
  End of period.....................................  $4,561,184   $2,524,762   $4,534,626   $4,088,038    $204,086     $194,503
                                                      ==========   ==========   ==========   ==========    ========     ========
Change in units:
  Beginning units...................................     155,868      122,395      215,959      228,798     108,826      109,516
                                                      ----------   ----------   ----------   ----------    --------     --------
  Units purchased...................................      78,157       65,139       80,806       76,299      34,323       64,962
  Units redeemed....................................     (32,504)     (31,666)     (64,693)     (89,138)    (38,483)     (65,652)
                                                      ----------   ----------   ----------   ----------    --------     --------
  Ending units......................................     201,521      155,868      232,072      215,959     104,666      108,826
                                                      ==========   ==========   ==========   ==========    ========     ========

---------------

(b) Formerly known as PBHG Insurance Series Fund.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND - SERVICE CLASS 2
                            -----------------------------------------------------------------------------------------------------
                                  VIP MID CAP             VIP CONTRAFUND              VIP GROWTH             VIP EQUITY-INCOME
                                  SUBACCOUNT                SUBACCOUNT                SUBACCOUNT                SUBACCOUNT
                            -----------------------   -----------------------   -----------------------   -----------------------
                               2005         2004         2005         2004         2005         2004         2005         2004
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Increase (decrease) in
  contract owners' equity
  from operations:
  Net investment
     activity.............  $  (55,476)  $  (32,349)  $  (28,122)  $  (13,624)  $   (6,335)  $   (6,322)  $    6,977   $   (2,058)
  Reinvested capital
     gains................     119,472            0          766            0            0            0       40,174          549
  Realized gain (loss)....     236,854       80,300       65,097       27,514        9,399        1,340       15,714          (21)
  Unrealized gain
     (loss)...............   1,036,357    1,068,868      730,701      394,419       75,934       38,726        8,991       89,067
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Net increase
       (decrease) in
       contract owners'
       equity from
       operations.........   1,337,207    1,116,819      768,442      408,309       78,998       33,744       71,856       87,537
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Equity transactions:
  Contract purchase
     payments.............   1,221,579      971,790      689,755      498,934      357,513      344,141      325,375      128,249
  Transfers to & from
     fixed & other
     subaccounts..........   1,199,935    1,379,710    1,498,879    1,069,343       13,901      215,914      339,782      857,988
  Withdrawals, surrenders
     & death benefit
     payments.............    (338,044)     (28,497)    (236,798)      (7,504)     (39,640)      (9,810)    (141,020)         (20)
  Surrender charges (note
     2)...................     (86,117)     (32,511)     (40,511)     (11,678)     (28,990)      (7,862)     (29,684)         (28)
  Cost of insurance &
     administrative fee
     (note 2).............    (467,465)    (311,658)    (221,472)    (141,008)    (113,782)    (108,787)     (79,570)     (37,092)
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
     Net equity
       transactions.......   1,529,888    1,978,834    1,689,853    1,408,087      189,002      433,596      414,883      949,097
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
       Net change in
          contract owners'
          equity..........   2,867,095    3,095,653    2,458,295    1,816,396      268,000      467,340      486,739    1,036,634
Contract owners' equity:
  Beginning of period.....   6,572,554    3,476,901    3,832,933    2,016,537    1,354,834      887,494    1,053,017       16,383
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  End of period...........  $9,439,649   $6,572,554   $6,291,228   $3,832,933   $1,622,834   $1,354,834   $1,539,756   $1,053,017
                            ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
Change in units:
  Beginning units.........     430,075      281,491      346,354      208,277      195,135      130,832       85,443        1,468
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Units purchased.........     223,344      221,835      214,660      170,540       73,036      102,783       77,839       87,535
  Units redeemed..........    (126,115)     (73,251)     (70,007)     (32,463)     (44,970)     (38,480)     (44,051)      (3,560)
                            ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
  Ending units............     527,304      430,075      491,007      346,354      223,201      195,135      119,231       85,443
                            ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                    JANUS ASPEN SERIES - SERVICE SHARES
                                            ----------------------------------------------------
                                                LARGE CAP GROWTH            WORLDWIDE GROWTH
                                                 SUBACCOUNT (A)                SUBACCOUNT
                                            ------------------------    ------------------------
                                               2005          2004          2005          2004
                                            ----------    ----------    ----------    ----------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...............    $   (9,013)   $  (10,895)   $   12,048    $    5,751
  Reinvested capital gains..............             0             0             0             0
  Realized gain (loss)..................           743       (13,402)       (7,245)      (13,120)
  Unrealized gain (loss)................        67,940        85,775        93,013        84,332
                                            ----------    ----------    ----------    ----------
     Net increase (decrease) in contract
       owners' equity from operations...        59,670        61,478        97,816        76,963
                                            ----------    ----------    ----------    ----------
Equity transactions:
  Contract purchase payments............       338,960       417,336       395,286       455,503
  Transfers to & from fixed & other
     subaccounts........................      (174,349)     (187,119)     (265,988)     (161,679)
  Withdrawals, surrenders & death
     benefit payments...................       (47,013)      (18,104)      (77,445)       (8,186)
  Surrender charges (note 2)............       (29,156)      (23,863)      (34,420)      (11,102)
  Cost of insurance & administrative fee
     (note 2)...........................       (95,120)     (124,774)     (120,082)     (148,707)
                                            ----------    ----------    ----------    ----------
     Net equity transactions............        (6,678)       63,476      (102,649)      125,829
                                            ----------    ----------    ----------    ----------
       Net change in contract owners'
          equity........................        52,992       124,954        (4,833)      202,792
Contract owners' equity:
  Beginning of period...................     1,768,298     1,643,344     2,170,252     1,967,460
                                            ----------    ----------    ----------    ----------
  End of period.........................    $1,821,290    $1,768,298    $2,165,419    $2,170,252
                                            ==========    ==========    ==========    ==========
Change in units:
  Beginning units.......................       272,210       261,637       329,032       309,465
                                            ----------    ----------    ----------    ----------
  Units purchased.......................        54,932        76,797        65,530        79,678
  Units redeemed........................       (55,576)      (66,224)      (81,252)      (60,111)
                                            ----------    ----------    ----------    ----------
  Ending units..........................       271,566       272,210       313,310       329,032
                                            ==========    ==========    ==========    ==========

                                                 JANUS ASPEN SERIES - SERVICE SHARES
                                          --------------------------------------------------
                                                                       INTERNATIONAL GROWTH
                                            BALANCED SUBACCOUNT             SUBACCOUNT
                                          ------------------------    ----------------------
                                             2005          2004          2005         2004
                                          ----------    ----------    ----------    --------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...............  $   49,303    $   50,988    $    3,564    $    595
  Reinvested capital gains..............           0             0             0           0
  Realized gain (loss)..................      36,040        23,201         7,355       5,416
  Unrealized gain (loss)................     143,989       160,321       182,638      29,925
                                          ----------    ----------    ----------    --------
     Net increase (decrease) in contract
       owners' equity from operations...     229,332       234,510       193,557      35,936
                                          ----------    ----------    ----------    --------
Equity transactions:
  Contract purchase payments............     630,444       678,458        97,905      36,366
  Transfers to & from fixed & other
     subaccounts........................    (260,043)     (331,408)      571,472     197,803
  Withdrawals, surrenders & death
     benefit payments...................    (133,918)      (15,384)      (45,855)     (3,193)
  Surrender charges (note 2)............     (48,060)      (18,353)       (2,769)     (2,800)
  Cost of insurance & administrative fee
     (note 2)...........................    (208,097)     (245,192)      (37,382)    (15,384)
                                          ----------    ----------    ----------    --------
     Net equity transactions............     (19,674)       68,121       583,371     212,792
                                          ----------    ----------    ----------    --------
       Net change in contract owners'
          equity........................     209,658       302,631       776,928     248,728
Contract owners' equity:
  Beginning of period...................   3,403,995     3,101,364       293,109      44,381
                                          ----------    ----------    ----------    --------
  End of period.........................  $3,613,653    $3,403,995    $1,070,037    $293,109
                                          ==========    ==========    ==========    ========
Change in units:
  Beginning units.......................     321,668       315,006        19,533       3,484
                                          ----------    ----------    ----------    --------
  Units purchased.......................      66,690        82,311        43,831      26,778
  Units redeemed........................     (68,804)      (75,649)       (8,913)    (10,729)
                                          ----------    ----------    ----------    --------
  Ending units..........................     319,554       321,668        54,451      19,533
                                          ==========    ==========    ==========    ========

---------------

(a) Formerly known as Growth Subaccount.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                        J.P. MORGAN SERIES TRUST II
                                                              -----------------------------------------------
                                                                 SMALL COMPANY
                                                                  SUBACCOUNT        MID CAP VALUE SUBACCOUNT
                                                              -------------------   -------------------------
                                                                2005       2004        2005          2004
                                                              --------   --------   -----------   -----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...................................  $ (3,021)  $ (1,166)  $  (14,213)   $   (5,873)
  Reinvested capital gains..................................    52,130          0       34,550         5,261
  Realized gain (loss)......................................    11,325      4,431       29,534        12,539
  Unrealized gain (loss)....................................   (44,730)    52,834      172,457       237,148
                                                              --------   --------   ----------    ----------
     Net increase (decrease) in contract owners' equity from
      operations............................................    15,704     56,099      222,328       249,075
                                                              --------   --------   ----------    ----------
Equity transactions:
  Contract purchase payments................................    74,253     34,090      401,859       188,991
  Transfers to & from fixed & other subaccounts.............    18,767    269,420      813,487       639,389
  Withdrawals, surrenders & death benefit payments..........   (33,781)   (12,086)     (47,333)      (12,504)
  Surrender charges (note 2)................................    (1,708)    (1,128)      (8,390)       (2,337)
  Cost of insurance & administrative fee (note 2)...........   (28,880)   (12,816)    (139,514)      (59,774)
                                                              --------   --------   ----------    ----------
     Net equity transactions................................    28,651    277,480    1,020,109       753,765
                                                              --------   --------   ----------    ----------
       Net change in contract owners' equity................    44,355    333,579    1,242,437     1,002,840
Contract owners' equity:
  Beginning of period.......................................   412,444     78,865    1,889,093       886,253
                                                              --------   --------   ----------    ----------
  End of period.............................................  $456,799   $412,444   $3,131,530    $1,889,093
                                                              ========   ========   ==========    ==========
Change in units:
  Beginning units...........................................    27,823      6,715      111,349        62,767
                                                              --------   --------   ----------    ----------
  Units purchased...........................................    13,688     24,263       80,104        56,750
  Units redeemed............................................   (11,490)    (3,155)     (21,177)       (8,168)
                                                              --------   --------   ----------    ----------
  Ending units..............................................    30,021     27,823      170,276       111,349
                                                              ========   ========   ==========    ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                          MFS VARIABLE INSURANCE TRUST - SERVICE CLASS
                               --------------------------------------------------------------------------------------------------
                                  NEW DISCOVERY        INVESTORS GROWTH STOCK       MID CAP GROWTH             TOTAL RETURN
                                    SUBACCOUNT               SUBACCOUNT               SUBACCOUNT                SUBACCOUNT
                               --------------------    ----------------------    --------------------    ------------------------
                                 2005        2004        2005         2004         2005        2004         2005          2004
                               --------    --------    ---------    ---------    --------    --------    ----------    ----------
Increase (decrease) in
  contract owners' equity
  from operations:
  Net investment
     activity..............    $   (815)   $   (871)   $ (1,260)    $ (1,066)    $ (2,340)   $ (1,490)   $   42,433    $   21,034
  Reinvested capital
     gains.................           0           0           0            0            0           0       150,249             0
  Realized gain (loss).....       1,932       3,452       1,450          575        2,585       1,317        42,302        38,284
  Unrealized gain (loss)...       3,660       1,815       9,154       13,440       12,818      23,710      (150,306)      230,476
                               --------    --------    --------     --------     --------    --------    ----------    ----------
     Net increase
       (decrease) in
       contract owners'
       equity from
       operations..........       4,777       4,396       9,344       12,949       13,063      23,537        84,678       289,794
                               --------    --------    --------     --------     --------    --------    ----------    ----------
Equity transactions:
  Contract purchase
     payments..............      39,315      42,401      43,437       43,863       72,937      70,079       729,016       822,707
  Transfers to & from fixed
     & other subaccounts...     (22,592)     24,880      16,545       81,540       52,972      82,817       273,531       668,137
  Withdrawals, surrenders &
     death benefit
     payments..............      (1,181)    (25,960)     (4,852)      (1,035)        (388)     (4,652)      (92,197)      (13,902)
  Surrender charges (note
     2)....................      (1,368)     (3,468)     (2,745)      (1,081)      (1,907)     (2,867)      (24,358)      (26,988)
  Cost of insurance &
     administrative fee
     (note 2)..............     (13,793)    (11,653)    (16,623)     (12,067)     (24,798)    (15,360)     (245,776)     (247,948)
                               --------    --------    --------     --------     --------    --------    ----------    ----------
     Net equity
       transactions........         381      26,200      35,762      111,220       98,816     130,017       640,216     1,202,006
                               --------    --------    --------     --------     --------    --------    ----------    ----------
       Net change in
          contract owners'
          equity...........       5,158      30,596      45,106      124,169      111,879     153,554       724,894     1,491,800
Contract owners' equity:
  Beginning of period......     125,941      95,345     212,807       88,638      270,264     116,710     3,578,753     2,086,953
                               --------    --------    --------     --------     --------    --------    ----------    ----------
  End of period............    $131,099    $125,941    $257,913     $212,807     $382,143    $270,264    $4,303,647    $3,578,753
                               ========    ========    ========     ========     ========    ========    ==========    ==========
Change in units:
  Beginning units..........      11,528       9,200      21,020        9,471       28,148      13,799       292,490       187,961
                               --------    --------    --------     --------     --------    --------    ----------    ----------
  Units purchased..........       4,015       9,419       6,522       13,661       16,838      22,306       136,608       194,981
  Units redeemed...........      (4,032)     (7,091)     (2,916)      (2,112)      (6,002)     (7,957)      (83,705)      (90,452)
                               --------    --------    --------     --------     --------    --------    ----------    ----------
  Ending units.............      11,511      11,528      24,626       21,020       38,984      28,148       345,393       292,490
                               ========    ========    ========     ========     ========    ========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                    THE PRUDENTIAL SERIES FUND, INC.          UBS SERIES TRUST
                                                                -----------------------------------------    ------------------
                                                                                           JENNISON                 U.S.
                                                                     JENNISON             20/20 FOCUS            ALLOCATION
                                                                    SUBACCOUNT            SUBACCOUNT             SUBACCOUNT
                                                                ------------------    -------------------    ------------------
                                                                 2005       2004        2005       2004       2005       2004
                                                                -------    -------    --------    -------    -------    -------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...................................    $  (542)   $  (372)   $ (1,098)   $  (318)   $   371    $   (77)
  Reinvested capital gains..................................          0          0           0          0          0          0
  Realized gain (loss)......................................      2,903        639       2,091        223      3,242        856
  Unrealized gain (loss)....................................      7,903      5,751      36,587      8,063      1,625      4,770
                                                                -------    -------    --------    -------    -------    -------
     Net increase (decrease) in contract owners' equity from
      operations............................................     10,264      6,018      37,580      7,968      5,238      5,549
                                                                -------    -------    --------    -------    -------    -------
Equity transactions:
  Contract purchase payments................................     12,472     19,133      31,119     13,030     14,708     12,714
  Transfers to & from fixed & other subaccounts.............       (900)    18,670     253,799     42,803      7,368     20,947
  Withdrawals, surrenders & death benefit payments..........          0       (258)          0          0          0       (506)
  Surrender charges (note 2)................................          0       (478)          0          0          0         (2)
  Cost of insurance & administrative fee (note 2)...........     (6,112)    (3,931)    (12,000)    (4,085)    (8,251)    (5,643)
                                                                -------    -------    --------    -------    -------    -------
     Net equity transactions................................      5,460     33,136     272,918     51,748     13,825     27,510
                                                                -------    -------    --------    -------    -------    -------
       Net change in contract owners' equity................     15,724     39,154     310,498     59,716     19,063     33,059
Contract owners' equity:
  Beginning of period.......................................     77,699     38,545      71,278     11,562     70,922     37,863
                                                                -------    -------    --------    -------    -------    -------
  End of period.............................................    $93,423    $77,699    $381,776    $71,278    $89,985    $70,922
                                                                =======    =======    ========    =======    =======    =======
Change in units:
  Beginning units...........................................      5,796      3,117       4,848        901      5,142      3,007
                                                                -------    -------    --------    -------    -------    -------
  Units purchased...........................................      2,570      3,619      17,901      4,369      3,124      2,717
  Units redeemed............................................     (2,209)      (940)     (1,173)      (422)    (2,100)      (582)
                                                                -------    -------    --------    -------    -------    -------
  Ending units..............................................      6,157      5,796      21,576      4,848      6,166      5,142
                                                                =======    =======    ========    =======    =======    =======

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                           PIMCO VARIABLE INSURANCE TRUST - ADMINISTRATIVE SHARES
                                                ----------------------------------------------------------------------------
                                                      REAL RETURN                 TOTAL RETURN              GLOBAL BOND
                                                       SUBACCOUNT                  SUBACCOUNT                SUBACCOUNT
                                                ------------------------    ------------------------    --------------------
                                                   2005          2004          2005          2004         2005        2004
                                                ----------    ----------    ----------    ----------    --------    --------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...................    $   40,032    $    3,215    $   67,979    $   22,076    $ 12,814    $  5,143
  Reinvested capital gains..................        23,974        41,194        42,438        31,049      10,904      34,689
  Realized gain (loss)......................         5,294         7,673           445         2,830      (1,462)      2,704
  Unrealized gain (loss)....................       (44,701)       36,841       (69,735)       25,035     (74,510)      6,081
                                                ----------    ----------    ----------    ----------    --------    --------
     Net increase (decrease) in contract
       owners' equity from operations.......        24,599        88,923        41,127        80,990     (52,254)     48,617
                                                ----------    ----------    ----------    ----------    --------    --------
Equity transactions:
  Contract purchase payments................       285,904       223,364       397,753       298,120     116,198     110,912
  Transfers to & from fixed & other
     subaccounts............................       582,517       376,818       268,874       148,624     178,954     153,120
  Withdrawals, surrenders & death benefit
     payments...............................      (135,745)       (5,975)      (80,035)      (13,787)    (15,093)     (3,231)
  Surrender charges (note 2)................        (7,997)       (7,482)      (20,946)       (4,581)     (1,833)     (3,283)
  Cost of insurance & administrative fee
     (note 2)...............................      (103,961)      (70,668)     (106,435)     (109,659)    (43,001)    (28,896)
                                                ----------    ----------    ----------    ----------    --------    --------
     Net equity transactions................       620,718       516,057       459,211       318,717     235,225     228,622
                                                ----------    ----------    ----------    ----------    --------    --------
       Net change in contract owners'
          equity............................       645,317       604,980       500,338       399,707     182,971     277,239
Contract owners' equity:
  Beginning of period.......................     1,509,295       904,315     2,177,073     1,777,366     576,405     299,166
                                                ----------    ----------    ----------    ----------    --------    --------
  End of period.............................    $2,154,612    $1,509,295    $2,677,411    $2,177,073    $759,376    $576,405
                                                ==========    ==========    ==========    ==========    ========    ========
Change in units:
  Beginning units...........................       120,877        78,296       191,988       163,180      43,172      24,598
                                                ----------    ----------    ----------    ----------    --------    --------
  Units purchased...........................        82,517        66,513        85,480        68,703      26,869      26,530
  Units redeemed............................       (33,116)      (23,932)      (45,287)      (39,895)     (8,676)     (7,956)
                                                ----------    ----------    ----------    ----------    --------    --------
  Ending units..............................       170,278       120,877       232,181       191,988      61,365      43,172
                                                ==========    ==========    ==========    ==========    ========    ========

                                                CALVERT VARIABLE
                                                  SERIES, INC.
                                              --------------------
                                                 SOCIAL EQUITY
                                                   SUBACCOUNT
                                              --------------------
                                                2005        2004
                                              --------    --------
Increase (decrease) in contract owners'
  equity from operations:
  Net investment activity...................  $ (2,183)   $ (1,895)
  Reinvested capital gains..................         0           0
  Realized gain (loss)......................     5,849       5,457
  Unrealized gain (loss)....................     8,991      15,089
                                              --------    --------
     Net increase (decrease) in contract
       owners' equity from operations.......    12,657      18,651
                                              --------    --------
Equity transactions:
  Contract purchase payments................    50,254      54,538
  Transfers to & from fixed & other
     subaccounts............................    (4,518)      7,458
  Withdrawals, surrenders & death benefit
     payments...............................   (15,038)    (14,461)
  Surrender charges (note 2)................    (6,119)     (4,144)
  Cost of insurance & administrative fee
     (note 2)...............................   (18,786)    (19,190)
                                              --------    --------
     Net equity transactions................     5,793      24,201
                                              --------    --------
       Net change in contract owners'
          equity............................    18,450      42,852
Contract owners' equity:
  Beginning of period.......................   308,249     265,397
                                              --------    --------
  End of period.............................  $326,699    $308,249
                                              ========    ========
Change in units:
  Beginning units...........................    42,268      38,706
                                              --------    --------
  Units purchased...........................     7,442      11,966
  Units redeemed............................    (6,539)     (8,404)
                                              --------    --------
  Ending units..............................    43,171      42,268
                                              ========    ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                           DREYFUS VARIABLE
                                                           INVESTMENT FUND -
                                                             SERVICE CLASS                     ROYCE CAPITAL FUND
                                                          -------------------   -------------------------------------------------
                                                             APPRECIATION              SMALL-CAP                 MICRO-CAP
                                                              SUBACCOUNT              SUBACCOUNT                SUBACCOUNT
                                                          -------------------   -----------------------   -----------------------
                                                            2005       2004        2005         2004         2005         2004
                                                          --------   --------   ----------   ----------   ----------   ----------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity...............................  $ (1,372)  $  1,223   $  (24,037)  $  (12,438)  $   (1,963)  $   (9,944)
  Reinvested capital gains..............................         0          0       41,023      135,931       31,677      126,406
  Realized gain (loss)..................................     1,718      1,806       56,334       13,041       14,543       14,767
  Unrealized gain (loss)................................     5,807      3,497      190,059      273,505      147,663       23,683
                                                          --------   --------   ----------   ----------   ----------   ----------
     Net increase (decrease) in contract owners' equity
      from operations...................................     6,153      6,526      263,379      410,039      191,920      154,912
                                                          --------   --------   ----------   ----------   ----------   ----------
Equity transactions:
  Contract purchase payments............................    23,521     14,488      516,097      298,398      328,174      280,399
  Transfers to & from fixed & other subaccounts.........    33,448     41,075      580,328    1,608,010      (34,341)   1,021,776
  Withdrawals, surrenders & death benefit payments......    (9,547)   (10,840)     (93,170)     (46,692)     (39,864)    (150,721)
  Surrender charges (note 2)............................      (351)   (10,268)      (9,202)     (17,035)      (8,304)      (2,571)
  Cost of insurance & administrative fee (note 2).......    (9,495)    (7,657)    (209,234)    (128,795)    (121,181)     (97,945)
                                                          --------   --------   ----------   ----------   ----------   ----------
     Net equity transactions............................    37,576     26,798      784,819    1,713,886      124,484    1,050,938
                                                          --------   --------   ----------   ----------   ----------   ----------
       Net change in contract owners' equity............    43,729     33,324    1,048,198    2,123,925      316,404    1,205,850
Contract owners' equity:
  Beginning of period...................................   173,249    139,925    2,857,176      733,251    1,755,352      549,502
                                                          --------   --------   ----------   ----------   ----------   ----------
  End of period.........................................  $216,978   $173,249   $3,905,374   $2,857,176   $2,071,756   $1,755,352
                                                          ========   ========   ==========   ==========   ==========   ==========
Change in units:
  Beginning units.......................................    14,185     11,917      164,379       52,318      105,354       37,266
                                                          --------   --------   ----------   ----------   ----------   ----------
  Units purchased.......................................     5,046      5,295       99,099      136,754       44,439      106,351
  Units redeemed........................................    (2,040)    (3,027)     (54,962)     (24,693)     (37,551)     (38,263)
                                                          --------   --------   ----------   ----------   ----------   ----------
  Ending units..........................................    17,191     14,185      208,516      164,379      112,242      105,354
                                                          ========   ========   ==========   ==========   ==========   ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R

 STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY          FOR THE PERIODS ENDED
DECEMBER 31, 2005 AND 2004

                                                                     VAN KAMPEN UNIVERSAL
                                                                INSTITUTIONAL FUNDS - CLASS II
                                                            ---------------------------------------
                                                             CORE PLUS FIXED
                                                                 INCOME          U.S. REAL ESTATE                TOTAL
                                                               SUBACCOUNT           SUBACCOUNT                SUBACCOUNTS
                                                            -----------------   -------------------   ---------------------------
                                                             2005      2004       2005       2004         2005           2004
                                                            -------   -------   --------   --------   ------------   ------------
Increase (decrease) in contract owners' equity from
  operations:
  Net investment activity................................   $ 1,857   $ 1,093   $  3,081   $    565   $   (176,723)  $   (535,481)
  Reinvested capital gains...............................       479        80     15,129      1,395      1,058,944        413,353
  Realized gain (loss)...................................        35         2     14,798        478        (56,090)    (1,964,810)
  Unrealized gain (loss).................................      (272)        5     65,825     46,081     14,562,244     24,294,041
                                                            -------   -------   --------   --------   ------------   ------------
     Net increase (decrease) in contract owners' equity
      from operations....................................     2,099     1,180     98,833     48,519     15,388,375     22,207,103
                                                            -------   -------   --------   --------   ------------   ------------
Equity transactions:
  Contract purchase payments.............................     7,557    11,618    161,474     50,212     33,679,725     34,937,710
  Transfers to & from fixed & other subaccounts..........    46,756     2,375    214,709    226,678     (2,591,223)    (2,560,520)
  Withdrawals, surrenders & death benefit payments.......         0    (1,199)   (18,834)         0    (12,183,843)    (8,433,832)
  Surrender charges (note 2).............................         0    (1,056)    (6,079)    (2,351)    (1,945,450)    (1,707,939)
  Cost of insurance & administrative fee (note 2)........    (2,573)   (1,312)   (38,432)    (9,712)   (13,987,297)   (13,919,262)
                                                            -------   -------   --------   --------   ------------   ------------
     Net equity transactions.............................    51,740    10,426    312,838    264,827      2,971,912      8,316,157
                                                            -------   -------   --------   --------   ------------   ------------
       Net change in contract owners' equity.............    53,839    11,606    411,671    313,346     18,360,287     30,523,260
Contract owners' equity:
  Beginning of period....................................    39,942    28,336    344,946     31,600    229,096,209    198,572,949
                                                            -------   -------   --------   --------   ------------   ------------
  End of period..........................................   $93,781   $39,942   $756,617   $344,946   $247,456,496   $229,096,209
                                                            =======   =======   ========   ========   ============   ============
Change in units:
  Beginning units........................................     3,346     2,452     19,904      2,463     13,490,268     12,760,165
                                                            -------   -------   --------   --------   ------------   ------------
  Units purchased........................................     4,730     1,196     26,500     18,249      4,264,963      4,561,493
  Units redeemed.........................................      (462)     (302)    (8,730)      (808)    (3,891,522)    (3,831,390)
                                                            -------   -------   --------   --------   ------------   ------------
  Ending units...........................................     7,614     3,346     37,674     19,904     13,863,709     13,490,268
                                                            =======   =======   ========   ========   ============   ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2005

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Variable Account R (the Account) is a separate account of The Ohio National Life Assurance Corporation (ONLAC). All obligations arising under variable life insurance policies are general corporate obligations of ONLAC. ONLAC is a wholly-owned subsidiary of The Ohio National Life Insurance Company (ONLIC). The Account is registered as a unit investment trust under the Investment Company Act of 1940.

   Assets of the Account are invested in portfolio shares of Ohio National Fund, Inc., Janus Aspen Series (Institutional and Service Shares), Wells Fargo Advantage Variable Trust Funds, Goldman Sachs Variable Insurance Trust, Van Kampen Universal Institutional Funds (Class I & II), Lazard Retirement Series Inc., Old Mutual Insurance Series Fund, Fidelity Variable Insurance Products Fund -- Service Class 2, J. P. Morgan Series Trust II, MFS Variable Insurance Trust -- Service Class, The Prudential Series Fund, Inc., UBS Series Trust, PIMCO Variable Insurance Trust - Administrative Shares, Calvert Variable Series, Inc., Dreyfus Variable Investment Fund - Service Class, and Royce Capital Fund, (collectively the Funds). The Funds are diversified open-end management investment companies. The Funds' investments are subject to varying degrees of market, interest and financial risks; the issuers' abilities to meet certain obligations may be affected by economic developments in their respective industries.

   The fair value of the underlying mutual funds is based on the closing net asset value of fund shares held at December 31, 2005. Share transactions are recorded on the trade date. Income from dividends and capital gain distributions are recorded on the ex-dividend date. Net realized capital gains and losses are determined on the basis of average cost.

   Ohio National Investments, Inc. ("ONI"), a wholly owned subsidiary of The Ohio National Life Insurance Company (ONLIC), performs investment advisory services on behalf of the Ohio National Fund, Inc. (ON Fund), in which the Account invests. For these services, ONI received fees from the ON Fund of approximately $12.2 million and $10.4 million for the years ended December 31, 2005 and 2004, respectively.

   Policy holders may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of ONLAC. The accompanying financial statements include only the policy holders premium payments pertaining to the variable portions of their policies and exclude any premium payments for fixed account benefits. Net transfers to the ONLAC fixed portion of annuity contracts from the Account totaled approximately $2.6 million and $2.5 million for the periods ended December 31, 2005 and 2004, respectively.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Some of the underlying mutual funds have been established by investment advisors which manage publicly traded mutual funds, having similar names and investment objectives. While some of the underlying mutual funds may be similar to publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performances of publicly traded mutual funds and any corresponding underlying mutual fund may differ substantially.

(2) RISK & ADMINISTRATIVE EXPENSE AND CONTRACT CHARGES

   Although variable life payments differ according to the investment performance of the underlying mutual funds within the Accounts, they are not affected by mortality or expense experience because ONLAC assumes the expense risk and the mortality risk under the policies. ONLAC charges the Accounts' assets for assuming those risks. Such charges will be assessed through the unit value calculation.

   Total premium expense charges in the Account amounted to approximately $1,548,159 and $1,604,939 for the periods ended December 31, 2005 and 2004, respectively.

   A surrender charge is assessed in connection with all complete surrenders, all decreases in stated amount and certain partial surrenders consisting of two components: (1) a contingent deferred sales charge, and (2) a contingent deferred insurance underwriting charge.

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

   The contingent deferred sales charge is a percentage of premiums paid in the first two contract years. The contingent deferred sales charge percentages are scaled by age at issue or increase. The contingent deferred sales charges were $1,394,639 and $1,357,192 for the periods ended December 31, 2005 and 2004, respectively. The contingent deferred insurance underwriting charge varies with the age at issue or increase. The contingent deferred insurance underwriting charges were $550,810 and $350,751 for the periods ended December 31, 2005 and 2004, respectively.

   The table on the following pages illustrates product and contract level charges:

   The following basic charge is assessed through reduction of daily unit values:

   MORTALITY AND EXPENSE RISK FEES
   This basic charge is assessed through reduction of daily
     unit values...............................................               0.75%

   The following charges are assessed through the redemption of units:
   PREMIUM EXPENSE CHARGE
   Deducted from premiums upon receipt.........................          1.25% to 7.50%
   PREMIUM TAXES
   Deducted from premiums upon receipt. Variable depending on
     state of policy issue.....................................             0% to 4%
   SURRENDER FEES
   Of stated surrendered amount if surrendered in the first
     year. (per $1,000)........................................         $13.79 to $60.00
   TRANSFER FEES -- per transfer (currently no charge for the
     first 4 transfers each contract year).....................             $3 to $15
   ADMINISTRATIVE FEES
   Upon the partial surrender amount...........................      the lesser of $25 or 2%
   COST OF INSURANCE
   Deducted monthly. Determined by age, gender and rate class with the maximums not exceeding charges posted in the 1980
     Commissioner's Standard Ordinary Mortality tables. (per
     $1,000)...................................................         $.00008 to $83.33
   MAINTENANCE FEE
   Deducted monthly............................................             $5 to $10
   UNIT LOAD
   Deducted monthly. Charge is based on the issue age of the
     younger insured...........................................          $0.033 to $0.05
   DEATH BENEFIT GUARANTEE OPTION
   Deducted monthly.
   Stated amount for 10 year to age 70 guarantee (per
     $1,000)...................................................          $0.01 to $0.03
   Stated amount of the guarantee to maturity (per $1,000).....          $0.03 to $0.05

   The following charges for riders are assessed through the
   redemption of units:
   TERM RIDER
   Deducted monthly. Provides additional death benefit on the
     life of the policyholder. (per $1,000)....................          $0.06 to $83.33
   ADDITIONAL INSURED TERM
   Deducted Monthly. Provides additional death benefit on the
     life of another person. (per $1,000)......................          $0.05 to $83.33

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005


   SPOUSAL INSURED TERM
   Deducted Monthly. Provides additional death benefit on the
     life of the insured spouse. (per $1,000)..................          $0.05 to $83.33
   FAMILY TERM LIFE INSURANCE
   Deducted monthly. Provides term insurance coverage on all
     current and future children. Regardless of the number of
     children. (per $1,000)....................................               $0.44
   CONTINUATION OF COVERAGE RIDER
   Deducted monthly. Provides for payment of full death benefit
     past maturity date. (per $1,000)..........................          $0.00 to $0.90
   ACCIDENTAL DEATH BENEFIT
   Deducted monthly. Provides additional death benefit if
     insured's sole cause of death is an accident. (per
     $1,000)...................................................          $0.05 to $0.29
   LIFETIME ADVANTAGE RIDER
   Upon submission of claim. Allows for up to one half of the death benefit (up to $250,000) to be paid in advance of
     the death of the insured in the event of terminal illness.
     Reduction of remaining death benefit of the amount taken
     under the rider...........................................             up to 10%
   EXCHANGE OF LIFE INSURED -- per exchange
   Allows the insured life to be changed.......................                $75
   GUARANTEED PURCHASE OPTION
   Deducted monthly. Provides the right to purchase chosen
     amount of insurance coverage at certain dates without
     evidence of insurability. (per $1,000)....................          $0.00 to $0.19
   WAIVER OF STIPULATED PREMIUM FOR TOTAL DISABILITY
   Deducted monthly. Credits a stipulated premium to the policy
     if insured is totally disabled. (per $1,000)..............          $0.01 to $0.18
   PREFERRED LOAN RIDER
   Deducted monthly. Allows you to take a policy loan after 10 years without large out-of-pocket interest charges. Charge
     is equal to annual charge of 20% of assets................                20%
   JOINT TERM LIFE RIDER
   Deducted monthly. Provides for the purchase of additional
     second to die term insurance as part or your policy. (per
     $1,000)...................................................          $0.06 to $83.33
   DOUBLE COVERAGE RIDER
   Deducted monthly. Provides for payment of double the death benefit if both the insureds die within the first four
     policy years. (per $1,000)................................          $0.06 to $83.33
   SINGLE TERM LIFE RIDER
   Deducted monthly. Allows you to purchase additional term
     life insurance on one of the insureds. (per $1,000).......          $0.05 to $83.33

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005


   FAMILY SPLIT OPTION RIDER
   Deducted monthly. Enables you to divide the policy into two individual policies in the event of divorce or tax law
     changes. (per $1,000).....................................               $0.05
   WAIVER OF PREMIUM AT FIRST DEATH
   Deducted monthly. Credits a stipulated premium to the policy upon the death of the first insured to die. (per
     $1,000)...................................................          $0.001 to $2.12

   Further information regarding fees, terms, and availability is provided in the prospectus for each of the products available through the Account.

(3) FEDERAL INCOME TAXES

   Operations of the Account form a part of, and are taxed with, operations of ONLAC which is taxed as a life insurance company under the Internal Revenue Code. Taxes are the responsibility of the policy holder upon surrender or withdrawal. No Federal income taxes are payable under the present law on dividend income or capital gains distribution from the Fund shares held in the Account or on capital gains realized by the Account on redemption of the Fund shares. Accordingly, ONLAC does not provide for income taxes within the Account.

(4) FUND MERGERS & REPLACEMENTS

   Effective April 29, 2003, the Subaccount of the Ohio National Fund, Inc. Equity Income Portfolio was merged into the Subaccount of the Ohio National Fund, Inc. Blue Chip Portfolio.

   Effective May 2, 2003, the Subaccount of the Ohio National Fund, Inc. Social Awareness Portfolio was terminated and replaced with the Subaccount of the Calvert Variable Series Social Equity Portfolio.

   Effective April 8, 2005, the Strong Variable Insurance Funds, Inc. had a fund reorganization resulting in the newly created Wells Fargo Advantage Variable Trust Funds. Opportunity Fund II was renamed Opportunity Fund, Multi Cap Value Fund II was renamed Multi Cap Value Fund, and Discovery Fund II and Mid Cap Growth Fund II were merged and renamed Discovery Fund with the Discovery Fund II as the successor fund.

(5) FINANCIAL HIGHLIGHTS

   The following is a summary of accumulation units, value per unit, and fair value (fair value represents the contracts in accumulation period) as of December 31, and expense ratios, total returns and investment income ratios for the periods then ended, for the respective subaccounts and products:

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****
                                     ------------   ----------   -----------   ---------   --------   ---------
   OHIO NATIONAL FUND, INC.:
   EQUITY SUBACCOUNT
        2005.......................   1,076,945     $41.691234   $44,899,167     0.75%        5.32%      0.00%
        2004.......................   1,115,444     $39.586481   $44,156,493     0.75%       11.60%      0.05%
        2003.......................   1,104,141     $35.472941   $39,167,124     0.75%       43.27%      0.18%
        2002.......................   1,067,502     $24.758670   $26,429,923     0.75%      -19.35%      0.37%
        2001.......................   1,037,127     $30.697635   $31,837,334     0.75%       -9.12%      0.29%
   MONEY MARKET SUBACCOUNT
        2005.......................     283,780     $20.291481   $ 5,758,315     0.75%        2.17%      2.90%
        2004.......................     298,992     $19.860155   $ 5,938,037     0.75%        0.26%      0.98%
        2003.......................     353,266     $19.809334   $ 6,997,967     0.75%       -0.01%      0.74%
        2002.......................     398,887     $19.811256   $ 7,902,447     0.75%        0.63%      1.37%
        2001.......................     461,183     $19.686696   $ 9,079,178     0.75%        3.03%      3.36%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****
                                     ------------   ----------   -----------   ---------   --------   ---------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   BOND SUBACCOUNT
        2005.......................     140,106     $29.158375   $ 4,085,264     0.75%       -0.33%      3.52%
        2004.......................     140,403     $29.254168   $ 4,107,370     0.75%        5.10%      0.00%
        2003.......................     140,154     $27.835240   $ 3,901,225     0.75%        9.64%      5.51%
        2002.......................     167,865     $25.388188   $ 4,261,796     0.75%        7.85%      6.15%
        2001.......................     137,657     $23.540985   $ 3,240,586     0.75%        7.61%      6.33%
   OMNI SUBACCOUNT
        2005.......................     304,917     $25.084590   $ 7,648,711     0.75%        8.67%      1.27%
        2004.......................     319,625     $23.082652   $ 7,377,798     0.75%        6.32%      1.40%
        2003.......................     326,920     $21.711194   $ 7,097,831     0.75%       25.26%      1.79%
        2002.......................     327,405     $17.333070   $ 5,674,927     0.75%      -23.35%      1.90%
        2001.......................     346,979     $22.613117   $ 7,846,269     0.75%      -13.72%      1.87%
   INTERNATIONAL SUBACCOUNT
        2005.......................     689,303     $19.950101   $13,751,671     0.75%        8.59%      0.05%
        2004.......................     717,207     $18.372753   $13,177,060     0.75%       12.13%      0.00%
        2003.......................     743,455     $16.385097   $12,181,577     0.75%       31.61%      0.45%
        2002.......................     788,602     $12.449979   $ 9,818,084     0.75%      -21.24%      0.26%
        2001.......................     802,998     $15.807388   $12,693,302     0.75%      -30.09%      0.00%
   CAPITAL APPRECIATION SUBACCOUNT
        2005.......................     474,815     $30.311926   $14,392,556     0.75%        4.49%      0.52%
        2004.......................     512,253     $29.010746   $14,860,835     0.75%       11.66%      0.39%
        2003.......................     530,787     $25.981078   $13,790,419     0.75%       30.55%      0.26%
        2002.......................     542,265     $19.901620   $10,791,945     0.75%      -20.74%      0.21%
        2001.......................     486,036     $25.110741   $12,204,712     0.75%        8.88%      0.49%
   DISCOVERY SUBACCOUNT
        2005.......................     522,833     $27.358941   $14,304,152     0.75%       -0.74%      0.00%
        2004.......................     577,630     $27.563471   $15,921,500     0.75%       10.10%      0.00%
        2003.......................     615,441     $25.034018   $15,406,962     0.75%       36.64%      0.00%
        2002.......................     626,936     $18.320952   $11,486,056     0.75%      -33.24%      0.00%
        2001.......................     617,079     $27.442162   $16,933,981     0.75%      -18.97%      0.00%
   INTERNATIONAL SMALL COMPANY SUBACCOUNT
        2005.......................     246,867     $27.310581   $ 6,742,084     0.75%       28.04%      0.51%
        2004.......................     227,029     $21.329995   $ 4,842,536     0.75%       19.97%      1.06%
        2003.......................     232,660     $17.779440   $ 4,136,571     0.75%       52.77%      0.22%
        2002.......................     222,020     $11.638006   $ 2,583,865     0.75%      -15.64%      0.00%
        2001.......................     214,315     $13.796036   $ 2,956,702     0.75%      -29.80%      0.00%
   AGGRESSIVE GROWTH SUBACCOUNT
        2005.......................     400,343     $ 8.780066   $ 3,515,038     0.75%       12.44%      0.02%
        2004.......................     418,847     $ 7.808681   $ 3,270,643     0.75%        8.14%      0.00%
        2003.......................     417,152     $ 7.220579   $ 3,012,081     0.75%       30.51%      0.00%
        2002.......................     422,595     $ 5.532464   $ 2,337,993     0.75%      -28.45%      0.00%
        2001.......................     372,206     $ 7.732644   $ 2,878,135     0.75%      -32.32%      1.10%
   SMALL CAP GROWTH SUBACCOUNT
        2005.......................     234,344     $12.424239   $ 2,911,548     0.75%        5.69%      0.00%
        2004.......................     246,276     $11.755440   $ 2,895,083     0.75%       10.61%      0.00%
        2003.......................     255,980     $10.627603   $ 2,720,454     0.75%       44.27%      0.00%
        2002.......................     263,778     $ 7.366641   $ 1,943,156     0.75%      -29.65%      0.00%
        2001.......................     255,827     $10.471667   $ 2,678,934     0.75%      -39.95%      0.00%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME     INCEPTION
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****     DATE
                                     ------------   ----------   -----------   ---------   --------   ---------   ---------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   MID CAP OPPORTUNITY SUBACCOUNT
        2005.......................     590,403     $24.069390   $14,210,645     0.75%        9.17%      0.00%
        2004.......................     657,075     $22.048624   $14,487,599     0.75%       12.71%      0.00%
        2003.......................     690,056     $19.562124   $13,498,964     0.75%       45.25%      0.04%
        2002.......................     680,877     $13.467665   $ 9,169,820     0.75%      -26.18%      0.00%
        2001.......................     678,248     $18.244681   $12,374,416     0.75%      -13.48%      1.28%
   S&P 500 INDEX SUBACCOUNT
        2005.......................   1,389,817     $17.954296   $24,953,182     0.75%        3.69%      1.02%
        2004.......................   1,435,557     $17.315314   $24,857,125     0.75%        9.48%      1.15%
        2003.......................   1,429,233     $15.816000   $22,604,745     0.75%       26.89%      1.22%
        2002.......................   1,297,802     $12.464522   $16,176,487     0.75%      -23.21%      1.13%
        2001.......................   1,126,657     $16.230974   $18,286,748     0.75%      -13.98%      2.06%
   SOCIAL AWARENESS SUBACCOUNT (NOTE 4)
        2002.......................      42,878     $ 5.501551   $   235,893     0.75%      -28.85%      0.00%
        2001.......................      39,607     $ 7.732189   $   306,252     0.75%      -20.38%      0.00%
   BLUE CHIP SUBACCOUNT
        2005.......................     135,446     $11.231078   $ 1,521,209     0.75%        3.96%      1.01%
        2004.......................     131,968     $10.803433   $ 1,425,703     0.75%        8.78%      1.36%
        2003.......................     131,115     $ 9.931007   $ 1,302,108     0.75%       25.64%      1.43%
        2002.......................      75,011     $ 7.904297   $   592,912     0.75%      -20.03%      0.92%
        2001.......................      60,504     $ 9.884110   $   598,028     0.75%       -4.94%      0.67%
   EQUITY INCOME SUBACCOUNT (NOTE 4)
        2002.......................      37,905     $ 6.518672   $   247,089     0.75%      -21.47%      1.51%
        2001.......................      18,267     $ 8.300559   $   151,628     0.75%      -12.48%      1.57%
   HIGH INCOME BOND SUBACCOUNT
        2005.......................     149,366     $13.866829   $ 2,071,229     0.75%        2.23%      5.52%
        2004.......................     109,023     $13.564645   $ 1,478,859     0.75%        9.84%      0.37%
        2003.......................      80,651     $12.348929   $   995,958     0.75%       21.87%      7.84%
        2002.......................      57,364     $10.132594   $   581,243     0.75%        3.17%     10.84%
        2001.......................      25,230     $ 9.821229   $   247,785     0.75%        3.50%     13.23%
   CAPITAL GROWTH SUBACCOUNT
        2005.......................     266,131     $ 8.556401   $ 2,277,123     0.75%        1.86%      0.00%
        2004.......................     270,898     $ 8.400468   $ 2,275,671     0.75%       18.81%      0.00%
        2003.......................     274,649     $ 7.070243   $ 1,941,834     0.75%       39.06%      0.00%
        2002.......................     237,616     $ 5.084446   $ 1,208,144     0.75%      -42.49%      0.00%
        2001.......................     204,936     $ 8.841553   $ 1,811,952     0.75%      -15.24%      0.00%
   NASDAQ-100 INDEX SUBACCOUNT
        2005.......................     201,827     $ 4.867444   $   982,382     0.75%        0.68%      0.00%
        2004.......................     191,727     $ 4.834448   $   926,893     0.75%        9.18%      0.00%
        2003.......................     212,661     $ 4.427988   $   941,659     0.75%       46.76%      0.00%
        2002.......................      69,005     $ 3.017132   $   208,198     0.75%      -37.80%      0.00%
        2001.......................      40,660     $ 4.850717   $   197,228     0.75%      -33.16%      0.00%
   BRISTOL SUBACCOUNT
        2005.......................      33,723     $12.389330   $   417,800     0.75%       11.20%      0.00%
        2004.......................      18,117     $11.141823   $   201,858     0.75%        7.81%      1.49%
        2003.......................       8,607     $10.334381   $    88,949     0.75%       31.47%      0.51%
        2002.......................       3,479     $ 7.860542   $    27,345     0.75%      -21.39%      0.00%     5/1/02

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME     INCEPTION
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****     DATE
                                     ------------   ----------   -----------   ---------   --------   ---------   ---------
   OHIO NATIONAL FUND, INC.: (CONTINUED)
   BRYTON GROWTH SUBACCOUNT
        2005.......................      34,242     $10.178901   $   348,548     0.75%        3.53%      0.02%
        2004.......................      28,613     $ 9.831775   $   281,321     0.75%        6.70%      0.00%
        2003.......................      19,708     $ 9.214372   $   181,597     0.75%       34.60%      0.00%
        2002.......................       2,144     $ 6.845612   $    14,677     0.75%      -31.54%      0.00%     5/1/02
   JANUS ASPEN SERIES -- INSTITUTIONAL SHARES:
   LARGE CAP GROWTH SUBACCOUNT
        2005.......................     798,848     $ 8.336624   $ 6,659,694     0.75%        3.51%      0.34%
        2004.......................     835,071     $ 8.053696   $ 6,725,404     0.75%        3.74%      0.15%
        2003.......................     897,138     $ 7.763542   $ 6,964,970     0.75%       30.75%      0.10%
        2002.......................     880,663     $ 5.937630   $ 5,229,053     0.75%      -27.06%      0.00%
        2001.......................     849,118     $ 8.140145   $ 6,911,944     0.75%      -25.30%      0.07%
   WORLDWIDE GROWTH SUBACCOUNT
        2005.......................     394,041     $ 9.646792   $ 3,801,236     0.75%        5.08%      1.37%
        2004.......................     456,543     $ 9.180474   $ 4,191,284     0.75%        4.00%      0.99%
        2003.......................     519,631     $ 8.827598   $ 4,587,094     0.75%       23.07%      1.11%
        2002.......................     558,895     $ 7.172911   $ 4,008,905     0.75%      -26.06%      0.91%
        2001.......................     586,165     $ 9.700598   $ 5,686,148     0.75%      -23.02%      0.44%
   BALANCED SUBACCOUNT
        2005.......................     321,036     $12.284544   $ 3,943,786     0.75%        7.15%      2.27%
        2004.......................     338,523     $11.464965   $ 3,881,149     0.75%        7.72%      2.27%
        2003.......................     354,790     $10.643572   $ 3,776,235     0.75%       13.20%      2.21%
        2002.......................     367,869     $ 9.402358   $ 3,458,833     0.75%       -7.14%      2.69%
        2001.......................     265,788     $10.125474   $ 2,691,224     0.75%       -5.38%      2.81%
   WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS (NOTE 4):
   OPPORTUNITY SUBACCOUNT
        2005.......................     113,698     $14.012614   $ 1,593,212     0.75%        7.08%      0.00%
        2004.......................     132,025     $13.085651   $ 1,727,637     0.75%       17.34%      0.00%
        2003.......................     158,569     $11.152086   $ 1,768,379     0.75%       35.99%      0.08%
        2002.......................     169,102     $ 8.200818   $ 1,386,777     0.75%      -27.36%      0.52%
        2001.......................     101,329     $11.290309   $ 1,144,032     0.75%       -4.42%      0.54%
   MULTI CAP VALUE SUBACCOUNT
        2005.......................      24,589     $15.979789   $   392,921     0.75%       15.64%      0.37%
        2004.......................      24,011     $13.818954   $   331,802     0.75%       15.89%      0.00%
        2003.......................      31,274     $11.923738   $   372,905     0.75%       37.37%      0.11%
        2002.......................      31,350     $ 8.680263   $   272,130     0.75%      -23.73%      0.51%
        2001.......................      29,908     $11.381305   $   340,388     0.75%        3.34%      0.00%
   DISCOVERY SUBACCOUNT
        2005.......................     271,913     $ 7.975050   $ 2,168,523     0.75%       15.20%      0.00%     4/8/05
   STRONG VARIABLE INSURANCE FUNDS, INC. (NOTE
   4):
   MID CAP GROWTH II SUBACCOUNT
        2004.......................     286,088     $ 7.330807   $ 2,097,254     0.75%       18.27%      0.00%
        2003.......................     317,008     $ 6.198555   $ 1,964,993     0.75%       33.22%      0.00%
        2002.......................     285,484     $ 4.653023   $ 1,328,365     0.75%      -38.01%      0.00%
        2001.......................     233,869     $ 7.506339   $ 1,755,503     0.75%      -31.29%      0.00%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****
                                     ------------   ----------   -----------   ---------   --------   ---------
   GOLDMAN SACHS VARIABLE INSURANCE TRUST:
   GROWTH & INCOME SUBACCOUNT
        2005.......................     189,865     $10.776721   $ 2,046,122     0.75%        3.16%      1.77%
        2004.......................     157,667     $10.446877   $ 1,647,124     0.75%       17.91%      1.86%
        2003.......................     124,784     $ 8.859945   $ 1,105,580     0.75%       23.44%      1.49%
        2002.......................     108,055     $ 7.177819   $   775,602     0.75%      -12.00%      1.48%
        2001.......................     101,805     $ 8.156502   $   830,372     0.75%      -10.02%      0.46%
   CORE U.S. EQUITY SUBACCOUNT
        2005.......................      48,607     $10.298596   $   500,588     0.75%        5.72%      0.79%
        2004.......................      42,485     $ 9.741352   $   413,858     0.75%       14.08%      1.33%
        2003.......................      31,071     $ 8.538810   $   265,308     0.75%       28.51%      0.75%
        2002.......................      31,068     $ 6.644373   $   206,427     0.75%      -22.48%      0.76%
        2001.......................      15,789     $ 8.570796   $   135,321     0.75%      -12.60%      0.56%
   CAPITAL GROWTH SUBACCOUNT
        2005.......................      56,207     $ 8.851025   $   497,491     0.75%        2.18%      0.16%
        2004.......................      51,544     $ 8.662395   $   446,495     0.75%        8.27%      0.76%
        2003.......................      48,744     $ 8.000482   $   389,972     0.75%       22.82%      0.28%
        2002.......................      43,293     $ 6.514163   $   282,017     0.75%      -24.90%      0.22%
        2001.......................      29,300     $ 8.673416   $   254,132     0.75%      -15.10%      0.18%
   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS -- CLASS I:
   U.S. REAL ESTATE SUBACCOUNT
        2005.......................      66,872     $30.021844   $ 2,007,618     0.75%       16.18%      1.15%
        2004.......................      55,907     $25.840150   $ 1,444,635     0.75%       35.38%      1.55%
        2003.......................      30,017     $19.087498   $   572,957     0.75%       36.49%      0.00%
        2002.......................      23,213     $13.984648   $   324,620     0.75%       -1.53%      3.96%
        2001.......................      18,883     $14.201310   $   268,159     0.75%        9.02%      3.64%
   LAZARD RETIREMENT SERIES, INC.:
   EMERGING MARKETS SUBACCOUNT
        2005.......................     201,521     $22.633816   $ 4,561,184     0.75%       39.73%      0.32%
        2004.......................     155,868     $16.198029   $ 2,524,762     0.75%       29.61%      0.67%
        2003.......................     122,395     $12.497189   $ 1,529,594     0.75%       51.80%      0.06%
        2002.......................      96,494     $ 8.232580   $   794,394     0.75%       -2.23%      0.61%
        2001.......................      76,516     $ 8.420653   $   644,315     0.75%       -5.79%      0.50%
   SMALL CAP SUBACCOUNT
        2005.......................     232,072     $19.539765   $ 4,534,626     0.75%        3.22%      0.00%
        2004.......................     215,959     $18.929703   $ 4,088,038     0.75%       14.03%      0.00%
        2003.......................     228,798     $16.600558   $ 3,798,176     0.75%       36.20%      0.00%
        2002.......................     202,846     $12.188342   $ 2,472,361     0.75%      -18.29%      0.00%
        2001.......................     109,560     $14.916457   $ 1,634,246     0.75%       17.74%      0.13%
   OLD MUTUAL INSURANCE SERIES FUND:
   TECHNOLOGY & COMMUNICATIONS SUBACCOUNT
        2005.......................     104,666     $ 1.949881   $   204,086     0.75%        9.10%      0.00%
        2004.......................     108,826     $ 1.787272   $   194,503     0.75%        5.63%      0.00%
        2003.......................     109,516     $ 1.692039   $   185,305     0.75%       44.25%      0.00%
        2002.......................      81,354     $ 1.172959   $    95,425     0.75%      -54.33%      0.00%
        2001.......................      45,848     $ 2.568427   $   117,758     0.75%      -52.68%      0.00%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME     INCEPTION
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****     DATE
                                     ------------   ----------   -----------   ---------   --------   ---------   ---------
   FIDELITY VARIABLE INSURANCE PRODUCTS FUND -- SERVICE CLASS
   2:
   VIP MID CAP SUBACCOUNT
        2005.......................     527,304     $17.901727   $ 9,439,649     0.75%       17.14%      0.00%
        2004.......................     430,075     $15.282343   $ 6,572,554     0.75%       23.73%      0.00%
        2003.......................     281,491     $12.351746   $ 3,476,901     0.75%       37.22%      0.22%
        2002.......................     191,244     $ 9.001224   $ 1,721,434     0.75%      -10.69%      0.46%
        2001.......................      46,248     $10.079181   $   466,140     0.75%       -4.24%      0.00%
   VIP CONTRAFUND SUBACCOUNT
        2005.......................     491,007     $12.812915   $ 6,291,228     0.75%       15.78%      0.11%
        2004.......................     346,354     $11.066510   $ 3,832,933     0.75%       14.30%      0.18%
        2003.......................     208,277     $ 9.682016   $ 2,016,537     0.75%       27.24%      0.25%
        2002.......................     136,760     $ 7.609122   $ 1,040,627     0.75%      -10.28%      0.49%
        2001.......................      48,378     $ 8.480711   $   410,277     0.75%      -13.12%      0.07%
   VIP GROWTH SUBACCOUNT
        2005.......................     223,201     $ 7.270740   $ 1,622,834     0.75%        4.72%      0.25%
        2004.......................     195,135     $ 6.943076   $ 1,354,834     0.75%        2.35%      0.12%
        2003.......................     130,832     $ 6.783468   $   887,494     0.75%       31.56%      0.10%
        2002.......................      94,176     $ 5.156370   $   485,609     0.75%      -30.82%      0.11%
        2001.......................      44,978     $ 7.453054   $   335,222     0.75%      -18.48%      0.02%
   VIP EQUITY-INCOME SUBACCOUNT
        2005.......................     119,231     $12.914083   $ 1,539,756     0.75%        4.79%      1.24%
        2004.......................      85,443     $12.324168   $ 1,053,017     0.75%       10.40%      0.37%
        2003.......................       1,468     $11.162872   $    16,383     0.75%       11.63%      0.00%    10/1/03
   JANUS ASPEN SERIES -- SERVICE SHARES:
   LARGE CAP GROWTH SUBACCOUNT
        2005.......................     271,566     $ 6.706614   $ 1,821,290     0.75%        3.24%      0.13%
        2004.......................     272,210     $ 6.496077   $ 1,768,298     0.75%        3.42%      0.00%
        2003.......................     261,637     $ 6.281021   $ 1,643,344     0.75%       30.51%      0.00%
        2002.......................     216,781     $ 4.812521   $ 1,043,263     0.75%      -27.27%      0.00%
        2001.......................     158,049     $ 6.616731   $ 1,045,766     0.75%      -25.46%      0.00%
   WORLDWIDE GROWTH SUBACCOUNT
        2005.......................     313,310     $ 6.911422   $ 2,165,419     0.75%        4.78%      1.21%
        2004.......................     329,032     $ 6.595879   $ 2,170,252     0.75%        3.75%      0.94%
        2003.......................     309,465     $ 6.357622   $ 1,967,460     0.75%       22.76%      0.87%
        2002.......................     270,776     $ 5.178897   $ 1,402,323     0.75%      -26.26%      0.68%
        2001.......................     158,107     $ 7.023270   $ 1,110,428     0.75%      -23.20%      0.33%
   BALANCED SUBACCOUNT
        2005.......................     319,554     $11.308434   $ 3,613,653     0.75%        6.86%      2.09%
        2004.......................     321,668     $10.582332   $ 3,403,995     0.75%        7.48%      2.31%
        2003.......................     315,006     $ 9.845411   $ 3,101,364     0.75%       12.88%      1.87%
        2002.......................     295,782     $ 8.722353   $ 2,579,913     0.75%       -7.37%      2.29%
        2001.......................     132,477     $ 9.416226   $ 1,247,432     0.75%       -5.62%      2.64%
   INTERNATIONAL GROWTH SUBACCOUNT
        2005.......................      54,451     $19.651388   $ 1,070,037     0.75%       30.96%      1.27%
        2004.......................      19,533     $15.005571   $   293,109     0.75%       17.80%      1.02%
        2003.......................       3,484     $12.738082   $    44,381     0.75%       33.53%      0.99%
        2002.......................          77     $ 9.539312   $       738     0.75%       -4.61%      0.54%     8/1/02

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME     INCEPTION
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****     DATE
                                     ------------   ----------   -----------   ---------   --------   ---------   ---------
   J.P. MORGAN SERIES TRUST II:
   SMALL COMPANY SUBACCOUNT
        2005.......................      30,021     $15.216217   $   456,799     0.75%        2.65%      0.00%
        2004.......................      27,823     $14.823647   $   412,444     0.75%       26.22%      0.00%
        2003.......................       6,715     $11.744213   $    78,865     0.75%       34.97%      0.00%
        2002.......................       4,868     $ 8.701600   $    42,361     0.75%      -22.24%      0.22%
        2001.......................          13     $11.189680   $       143     0.75%       11.90%      0.00%    11/1/01
   MID CAP VALUE SUBACCOUNT
        2005.......................     170,276     $18.390898   $ 3,131,530     0.75%        8.40%      0.18%
        2004.......................     111,349     $16.965568   $ 1,889,093     0.75%       20.16%      0.25%
        2003.......................      62,767     $14.119621   $   886,253     0.75%       28.66%      0.16%
        2002.......................      15,582     $10.974191   $   171,000     0.75%        0.07%      0.02%
        2001.......................         422     $10.966816   $     4,626     0.75%        9.67%      0.00%    11/1/01
   MFS VARIABLE INSURANCE TRUST -- SERVICE CLASS:
   NEW DISCOVERY SUBACCOUNT
        2005.......................      11,511     $11.389123   $   131,099     0.75%        4.25%      0.00%
        2004.......................      11,528     $10.924674   $   125,941     0.75%        5.42%      0.00%
        2003.......................       9,200     $10.363340   $    95,345     0.75%       32.44%      0.00%
        2002.......................       4,625     $ 7.825056   $    36,190     0.75%      -32.31%      0.00%
        2001.......................         230     $11.559996   $     2,657     0.75%       15.60%      0.00%    11/1/01
   INVESTORS GROWTH STOCK SUBACCOUNT
        2005.......................      24,626     $10.473357   $   257,913     0.75%        3.45%      0.14%
        2004.......................      21,020     $10.123793   $   212,807     0.75%        8.17%      0.00%
        2003.......................       9,471     $ 9.359017   $    88,638     0.75%       21.69%      0.00%
        2002.......................       4,393     $ 7.690730   $    33,784     0.75%      -28.25%      0.00%
        2001.......................         461     $10.719368   $     4,943     0.75%        7.19%      0.00%    11/1/01
   MID CAP GROWTH SUBACCOUNT
        2005.......................      38,984     $ 9.802503   $   382,143     0.75%        2.09%      0.00%
        2004.......................      28,148     $ 9.601466   $   270,264     0.75%       13.53%      0.00%
        2003.......................      13,799     $ 8.457559   $   116,710     0.75%       35.59%      0.00%
        2002.......................       1,438     $ 6.237515   $     8,969     0.75%      -43.86%      0.00%
        2001.......................         111     $11.109985   $     1,238     0.75%       11.10%      0.00%    11/1/01
   TOTAL RETURN SUBACCOUNT
        2005.......................     345,393     $12.460142   $ 4,303,647     0.75%        1.84%      1.75%
        2004.......................     292,490     $12.235474   $ 3,578,753     0.75%       10.20%      1.46%
        2003.......................     187,961     $11.103088   $ 2,086,953     0.75%       15.14%      1.31%
        2002.......................      79,742     $ 9.642978   $   768,947     0.75%       -6.06%      1.27%
        2001.......................       4,834     $10.264559   $    49,624     0.75%        2.65%      0.00%    11/1/01
   THE PRUDENTIAL SERIES FUND, INC:
   JENNISON SUBACCOUNT
        2005.......................       6,157     $15.172293   $    93,423     0.75%       13.18%      0.00%
        2004.......................       5,796     $13.405738   $    77,699     0.75%        8.40%      0.05%
        2003.......................       3,117     $12.366554   $    38,545     0.75%       28.64%      0.00%
        2002.......................         395     $ 9.613094   $     3,794     0.75%       -3.87%      0.00%     8/1/02
   JENNISON 20/20 FOCUS SUBACCOUNT
        2005.......................      21,576     $17.694532   $   381,776     0.75%       20.36%      0.00%
        2004.......................       4,848     $14.701350   $    71,278     0.75%       14.52%      0.00%
        2003.......................         901     $12.837748   $    11,562     0.75%       27.84%      0.00%

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

                                     ACCUMULATION   VALUE PER       FAIR                    TOTAL      INCOME     INCEPTION
                                       UNITS***        UNIT         VALUE      EXPENSES*   RETURN**   RATIO****     DATE
                                     ------------   ----------   -----------   ---------   --------   ---------   ---------
   UBS SERIES TRUST:
   U.S. ALLOCATION SUBACCOUNT
        2005.......................       6,166     $14.594031   $    89,985     0.75%        5.81%      1.13%
        2004.......................       5,142     $13.792909   $    70,922     0.75%        9.55%      0.57%
        2003.......................       3,007     $12.590041   $    37,863     0.75%       26.42%      0.49%
        2002.......................       1,316     $ 9.958652   $    13,102     0.75%       -0.41%      0.00%     8/1/02
   PIMCO VARIABLE INSURANCE TRUST -- ADMINISTRATIVE SHARES:
   REAL RETURN SUBACCOUNT
        2005.......................     170,278     $12.653512   $ 2,154,612     0.75%        1.34%      2.84%
        2004.......................     120,877     $12.486194   $ 1,509,295     0.75%        8.11%      1.02%
        2003.......................      78,296     $11.549961   $   904,315     0.75%        8.04%      2.74%
        2002.......................      20,344     $10.690019   $   217,475     0.75%        6.90%      1.40%     8/1/02
   TOTAL RETURN SUBACCOUNT
        2005.......................     232,181     $11.531564   $ 2,677,411     0.75%        1.69%      3.45%
        2004.......................     191,988     $11.339607   $ 2,177,073     0.75%        4.11%      1.89%
        2003.......................     163,180     $10.892084   $ 1,777,366     0.75%        4.26%      2.69%
        2002.......................      32,651     $10.446748   $   341,102     0.75%        4.47%      1.38%     8/1/02
   GLOBAL BOND SUBACCOUNT
        2005.......................      61,365     $12.374657   $   759,376     0.75%       -7.32%      2.55%
        2004.......................      43,172     $13.351423   $   576,405     0.75%        9.78%      1.86%
        2003.......................      24,598     $12.162240   $   299,166     0.75%       13.59%      2.10%
        2002.......................       2,013     $10.707431   $    21,551     0.75%        7.07%      0.68%     8/1/02
   CALVERT VARIABLE SERIES, INC.:
   SOCIAL EQUITY SUBACCOUNT (NOTE 4)
        2005.......................      43,171     $ 7.567533   $   326,699     0.75%        3.77%      0.06%
        2004.......................      42,268     $ 7.292769   $   308,249     0.75%        6.36%      0.08%
        2003.......................      38,706     $ 6.856813   $   265,397     0.75%       17.23%      0.02%     5/2/03
   DREYFUS VARIABLE INVESTMENT FUND -- SERVICE CLASS:
   APPRECIATION SUBACCOUNT
        2005.......................      17,191     $12.621575   $   216,978     0.75%        3.34%      0.00%
        2004.......................      14,185     $12.213093   $   173,249     0.75%        4.01%      1.51%
        2003.......................      11,917     $11.741767   $   139,925     0.75%       17.42%      3.21%     5/1/03
   ROYCE CAPITAL FUND:
   SMALL-CAP SUBACCOUNT
        2005.......................     208,516     $18.729410   $ 3,905,374     0.75%        7.75%      0.00%
        2004.......................     164,379     $17.381640   $ 2,857,176     0.75%       24.02%      0.00%
        2003.......................      52,318     $14.015231   $   733,251     0.75%       40.15%      0.00%     5/1/03
   MICRO-CAP SUBACCOUNT
        2005.......................     112,242     $18.457897   $ 2,071,756     0.75%       10.78%      0.60%
        2004.......................     105,354     $16.661540   $ 1,755,352     0.75%       13.00%      0.00%
        2003.......................      37,266     $14.745218   $   549,502     0.75%       47.45%      0.00%     5/1/03
   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS -- CLASS II:
   CORE PLUS FIXED INCOME SUBACCOUNT
        2005.......................       7,614     $12.316267   $    93,781     0.75%        3.16%      3.47%
        2004.......................       3,346     $11.938729   $    39,942     0.75%        3.30%      3.85%
        2003.......................       2,452     $11.557769   $    28,336     0.75%       15.58%      0.04%     5/2/03
   U.S. REAL ESTATE SUBACCOUNT
        2005.......................      37,674     $20.083444   $   756,617     0.75%       15.88%      1.14%
        2004.......................      19,904     $17.330581   $   344,946     0.75%       35.06%      1.06%
        2003.......................       2,463     $12.832128   $    31,600     0.75%       28.32%      0.00%     5/1/03

                                                                     (continued)

OHIO NATIONAL VARIABLE ACCOUNT R
NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      DECEMBER 31, 2005

   ------------------

     * This represents the annualized contract expense rate of the variable account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual fund portfolios and charges made directly to policy holder accounts through the redemption of units.

    ** This represents the total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction of the total return presented. Investments with a date notation indicate the inception date of that investment in the Subaccount. The total return is calculated for the twelve month period indicated or from inception date through the end of the period.

    *** Accumulation units are rounded to the nearest whole number.

   **** The Investment Income Ratio represents the dividends for the periods indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets (by product). This ratio exclude those expenses, such as mortality and expense charges, that result in direct reductions to contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratios for funds that were eligible for investment during only a portion of the year are annualized.

OHIO NATIONAL VARIABLE ACCOUNT R

 INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Ohio National Life Assurance Corporation and
 Contract Owners of Ohio National Variable Account R:

We have audited the accompanying statements of assets and contract owners' equity of Ohio National Variable Account R (comprised of the sub-accounts listed in note 2) (collectively, "the Account") as of December 31, 2005, and the related statements of operations and changes in contract owners' equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of December 31, 2005, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2005, and the results of its operations, changes in contract owners' equity, and the financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, OH
February 20, 2006

PART C: OTHER INFORMATION


Item Number   Caption in Prospectus
   26.        Exhibits
   27.        Directors and Officers of the Depositor
   28.        Persons Controlled by or Under Common Control with Depositor or
              Registrant
   29.        Indemnification
   30.        Principal Underwriter
   31.        Location of Accounts and Records
   32.        Management Services
   33.        Fee Representation

                            PART C: OTHER INFORMATION


Item 26. Exhibits

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.


Item 27. Directors and Officers of the Depositor



NAME                                     RELATIONSHIP WITH COMPANY
--------------------------------------------------------------------------------
Trudy K. Backus                          Vice President, Individual Insurance Services

Thomas A. Barefield                      Senior Vice President,
                                              Institutional Sales

Lee E. Bartels                           Vice President, Underwriting

Howard C. Becker                         Senior Vice President, Administration

G. Timothy Biggs                         Vice President, Mortgages & Real Estate

Richard J. Bodner                        Vice President, Corporate Services

Robert A. Bowen                          Senior Vice President,
                                              Information Systems

Philip C. Byrde                          Vice President, Fixed Income

Timothy C. Cardinal                      Vice President & Actuary Financial
                                              Reporting

Christopher A. Carlson                   Senior Vice President, Chief Investment
                                              Officer

Robert W. Conway                         Vice President, PGA Marketing - Eastern Division

Cletus L. Davis                          Tax Officer

Ronald J. Dolan                          Director and Executive Vice President &
                                              Chief Financial Officer

Anthony G. Esposito                      Vice President, Corporate Services &
                                              Insurance Administration

Joseph M. Fischer                        Assistant Secretary

Robert K. Gongwer                        Tax Officer

Diane S. Hagenbuch                       Senior Vice President, Corporate Relations & Communications

Michael F. Haverkamp                     Director and Senior Vice President &
                                              General Counsel

Jed R. Martin                            Vice President - Private Placements

Therese S. McDonough                     Second Vice President
                                              & Secretary

William J. McFadden                      Vice President, PGA Marketing - Western Division

James I. Miller                          Vice President & Actuary

David B. O'Maley                         Director and Chairman, President &
                                              Chief Executive Officer

John J. Palmer                           Director & Vice Chairman

George B. Pearson                        Senior Vice President, PGA Marketing

William C. Price                         Vice President & Assistant General Counsel

James D. Purvis                          Vice President, Financial Reporting

Arthur J. Roberts                        Vice President, Controller & Treasurer

Joseph R. Sander                         Assistant Treasurer

D. Gates Smith                           Director and Executive Vice President, Agency and
                                              Group Distribution

James C. Smith                           Senior Vice President, Internal Audit & Compliance

Larry N. Sullivan                        Vice President & National Accounts Manager
                                            Institutional Sales

Dennis R. Taney                          Chief Compliance Officer

Edith F. Thompson                        Vice President, Individual Annuity Operations

Barbara A. Turner                        Vice President, ONESCO Operations

Paul J. Twilling                         Vice President, Information Systems

David S. Williams                        Vice President & Medical Director


----------------

The principal occupation of each of the above is an officer of Ohio National Life, with the same title as with us.

The principal business address of each is:

One Financial Way
Cincinnati, Ohio 45242


Item 28. Persons Controlled by or Under Common Control with the Depositor of Registrant

The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of The Ohio National Life Insurance Company, which is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of The Ohio National Life Insurance Company.

Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)                               Jurisdiction           % Owned
--------------------------------------------------------------------------------

The Ohio National Life Insurance Company          Ohio                     100%

OnFlight, Inc.                                    Ohio                     100%
(aviation)

ON Global Holdings, Inc.                          Delaware                 100%
(holding company, foreign insurance)

Fiduciary Capital Management, Inc.                Connecticut               51%
(investment adviser)

Suffolk Capital Management LLC                    Delaware                  81%
(investment adviser)

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation          Ohio                     100%

Ohio National Equities, Inc.                      Ohio                     100%
(securities broker dealer)

Ohio National Investments, Inc.                   Ohio                     100%
(investment adviser)

The O.N. Equity Sales Company                     Ohio                     100%
(securities broker dealer)

Enterprise Park, Inc.                             Georgia                  100%
(real estate holding company)

Ohio National Fund, Inc.                          Maryland      (more than) 90%
(registered investment company

Dow Target Variable Fund LLC                      Ohio                     100%
(registered investment company)

SMON Holdings, Inc.                               Delaware                  51%
(insurance holding company)

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company                Ohio                     100%
(investment adviser)





Ohio National Insurance Agency of
     Alabama, Inc.                                Alabama                  100%

Ohio National Insurance Agency, Inc.              Ohio                     100%


ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.

Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.

SMON Holdings, Inc. owns 100% of the voting securities of National Security Life and Annuity Company, a life insurance company organized under the laws of New York.

Item 29. Indemnification

The sixth article of the Depositor's Articles of Incorporation, as amended, provides as follows:

"Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation's request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation's request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation's request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation's request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law."

In addition, Article XII of the Depositor's Code of Regulations states as follows:

"If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation's request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled".

Item 30. Principal Underwriter

The principal underwriter of the Registrant's securities is Ohio National Equities, Inc. ("ONEQ"). ONEQ is a wholly-owned subsidiary of The Ohio National Life Insurance Company. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts A, B and D, other separate accounts of The Ohio National Life Insurance Company which are registered as unit investment trusts; and other policies issues by Ohio National Variable Account R, which separate account is also registered as a unit investment trust.

The directors and officers of ONEQ are:


     Name                        Position with ONEQ
--------------------------------------------------------------------------------

     David B. O'Maley            Chairman and Director
     John J. Palmer              President and Director
     Thomas A. Barefield         Senior Vice President
     Trudy K. Backus             Vice President and Director
     Michael F. Haverkamp        Assistant Director and Secretary

     Barbara A. Turner           Vice President of Operations & Comptroller
                                      and Treasurer
     James I. Miller II          Vice President and Director
     Marcus L. Collins           Secretary
     Cletus L. Davis             Tax Officer
     Jeffrey A. Bley, Jr.        Chief Compliance Officer
     Robert K. Gongwer           Tax Officer


The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.

During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:


Net Underwriting             Compensation
Discounts and                on Redemption                Brokerage
Commissions                  or Annuitization             Commissions
--------------------------------------------------------------------------------
$3,138,161.81                     None                      None



Item 31. Location of Accounts and Records

The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:

 (1) Journals and other records of original entry:

     Ohio National Life Assurance Corporation ("Depositor")
     One Financial Way
     Montgomery, Ohio  45242

     U.S. Bank, N.A. ("Custodian")
     425 Walnut Street
     Cincinnati, Ohio 45202

 (2) General and auxiliary ledgers:

     Depositor and Custodian

 (3) Securities records for portfolio securities:

     Custodian

 (4) Corporate charter, by-laws and minute books:

     Registrant has no such documents.

 (5) Records of brokerage orders:

     Not applicable.

 (6) Records of other portfolio transactions:

     Custodian

 (7) Records of options:

     Not applicable

 (8) Records of trial balances:

     Custodian

 (9) Quarterly records of allocation of brokerage orders and commissions:

     Not applicable

(10) Records identifying person or group authorizing portfolio transactions:

     Depositor

(11) Files of advisory materials:

     Not applicable

(12) Other records

     Custodian and Depositor


Item 32. Management Services

         None


Item 33. Fee Representation

Representations pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended;

Ohio National Life Assurance Corporation represents that the fees and charges deducted under the policy, in the aggregate are reasonable in relation to the services to be rendered, the expenses expected to be incurred and the risks assumed by Ohio National Life Assurance Corporation.

This registration statement comprises the following papers and documents: The facing sheet


The prospectus consisting of 39 pages


The signatures

Written consents of the following persons:


     KPMG LLP






Exhibits:
All relevant exhibits, which have previously been filed with the Commission and are incorporated herein by reference, are as follows:

     (a) Resolution of the Board of Directors of the Depositor authorizing establishment of Ohio National Variable Account R was filed as
            Exhibit 1.(1) of the Registrant's registration statement on Form S-6 on October 31, 2001(File no. 333-16133).

     (c) Principal Underwriting Agreement for Variable Life Insurance, with compensation schedule, between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant's registration statement on Form S-6 on April 27, 1998 (File no. 333-16133).

     (c) Variable Policy Distribution Agreements (with compensation schedules) between the Depositor and Ohio National Equities, Inc. were filed as Exhibit (3)(d) of Post-effective Amendment no. 23 of Ohio National Variable Account A registration statement on Form N-4 on April 27, 1998 (File no. 2-91213).

     (d)    Flexible Premium Life Insurance Policy, Form 00-VL-1 was filed as
            Exhibit 5 of the Registrant's registration statement on Form S-6 on June 30, 2000 (File No. 333-40724).


     (e) Variable Life Insurance Application Supplement: Suitability Information was filed as Exhibit 10 of the Registrant's registration statement on Form S-6 on June 30, 2000 (File No. 333-40724).
     (f)(1) Articles of Incorporation of the Depositor were filed as Exhibit 1.(6)(a) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).

     (f)(2) Code of Regulations (by-laws) of the Depositor were filed as

            Exhibit 1.(6)(b) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).


     (h)(1) Fund Participation Agreement between Depositor and Prudential Funds was filed as Exhibit (3)(g) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515).

     (h)(2) Fund Participation Agreement between Depositor and Neuberger Berman Advisers Management Trust was filed as Exhibit (3)(h) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515).

     (h)(3) Amendment to Fund Participation Agreement between Depositor and The Universal Institutional Funds was filed as Exhibit (3)(i) of Post-Effective Amendment No. 51 of Ohio National Variable Account A registration statement on Form N-4 on April 26, 2006 (File No. 333-43515).

     (h)(4) Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Depositor's registration statement on Form N-6 on April 26, 2006. (File No. 333-109900)

     (h)(5) Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Depositor's registration statement on Form N-6 on April 26, 2006 (File No. 333-109900)

     (h)(6) First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Depositor's registration statement on Form N-6 on April 26, 2006 (File No. 333-109900)

     (i) Service Agreement between the Depositor and The Ohio National Life Insurance Company was filed as Exhibit 1.(8) of the Registrant's Form S-6 on October 31, 2001 (File no. 333-16133).



     (k) Legal Opinion was filed as Exhibit 99(k) of Amendment No. 10 of the Registrant's Form N-6 on February 9, 2005 (File No. 333-40724)



     (q) Memorandum describing the Depositor's purchase, transfer, redemption and conversion procedures for the policies was filed as Exhibit 99(g) of Registrant's Post-effective Amendment No. 3 to Form N-6 on April 26, 2006 (File No. 333-109900).

                                   SIGNATURES



Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account R certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf in the City of Montgomery and State of Ohio on the 27th day of April, 2006.




                                     OHIO NATIONAL VARIABLE ACCOUNT R
                                               (Registrant)
                                     By OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                               (Depositor)


                                     By /s/ John J. Palmer
                                     -------------------------------------------
                                     John J. Palmer
                                     Vice Chairman

Attest:


/s/ Therese S. McDonough
--------------------------------
Therese S. McDonough
Second Vice President
and Corporate Secretary


Pursuant to the requirements of the Securities Act of 1933, the depositor has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Montgomery and the State of Ohio on the 27th day of April, 2006.


                                     OHIO NATIONAL LIFE ASSURANCE CORPORATION
                                               (Depositor)

                                     By /s/ John J. Palmer
                                     -------------------------------------------
                                     John J. Palmer
                                     Vice Chairman

Attest:

/s/ Therese S. McDonough
--------------------------------
Therese S. McDonough
Second Vice President
and Corporate Secretary

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities with the depositor and on the dates indicated.



Signature                       Title                                Date
--------------------------      ---------------------------        --------
/s/ David B. O'Maley            Chairman, President              April 27, 2006
--------------------------      and Chief Executive
David B. O'Maley                Officer and Director

/s/ Ronald J. Dolan             Executive Vice President         April 27, 2006
--------------------------      and Chief Financial Officer
Ronald J. Dolan                 and Director

/s/ John J. Palmer              Vice Chairman                    April 27, 2006
--------------------------      and Director
John J. Palmer

/s/ Michael F. Haverkamp        Senior Vice President and        April 27, 2006
--------------------------      General Counsel and
Michael F. Haverkamp            Director

/s/ D. Gates Smith              Executive Vice President,        April 27, 2006
--------------------------      Agency and Group Distribution
D. Gates Smith                  and Director

/s/ Aurther J. Roberts          Vice President & Treasurer       April 27, 2006
--------------------------
Aurther J. Roberts

                         INDEX OF CONSENTS AND EXHIBITS


                                                                Page Number
Exhibit                                                         in Sequential
Number           Description                                    Numbering System
-------          ------------                                   ----------------

                 Consent of KPMG LLP






----------

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors of Ohio National Life Assurance Corporation:



We consent to use of our reports for Ohio National Variable Account R dated February 20, 2006, and for Ohio National Life Assurance Corporation dated April 24, 2006, included herein and to the reference to our firm under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information in post-effective amendment no. 11 to File No. 333-40724.





/s/ KPMG LLP

Columbus, Ohio
April 27, 2006